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                                                                    EXHIBIT 10.2



                               FIRST AMENDMENT TO
                           SALE AND PURCHASE AGREEMENT

                  This First Amendment to Sale and Purchase Agreement (the "First Amendment") is entered into as of July 9, 2000, by and between SHOLODGE, INC., a Tennessee corporation ("ShoLodge"), and PRIME HOSPITALITY CORP., a Delaware corporation ("Prime").

                                   WITNESSETH:

                  WHEREAS, ShoLodge and Prime entered into that certain Sale and Purchase Agreement (the "Agreement"), dated March 16, 2000, regarding certain Sumner Suites hotels and development sites as described therein; and

                  WHEREAS, by letter dated April 11, 2000 (the "Termination Letter") Prime terminated the Agreement; and

                  WHEREAS, ShoLodge and Prime desire to withdraw the termination of the Agreement pursuant to the Termination Letter; and

                  WHEREAS, ShoLodge and Prime have renegotiated certain terms and provisions of the Agreement and have agreed to the modification of certain terms and provisions of the Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ShoLodge and Prime hereby agree as follows:

                  1. Prime hereby withdraws the termination of the Agreement pursuant to the Termination Letter, and ShoLodge and Prime hereby enter into the Agreement, as amended hereby.

                  2. The Agreement is hereby amended by deleting the definitions of the terms "Additional Advance Payments", "Additional Buildings", "Additional Equipment", "Additional Hotel Operating Assets", "Additional Hotel Operating Assets Transfer Documents", "Additional Hotel Subsidiaries", "Additional HPT Hotels", "Additional Inventory", "Additional Land", "Additional Operating Agreements", "Additional Property" and "Additional Property Documents" in Section 1.1 thereof in their entirety.

                  3. The Agreement is hereby amended by deleting the definition of the term "Advance Payments" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Advance Payments" means the STI Advance Payments and the Texas Advance Payments.


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                  4.       The Agreement is hereby amended by deleting the
definition of the term "Agreement" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Agreement" means this Sale and Purchase Agreement as amended from time to time.

                  5.       The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Agreement", definitions of the terms "Albuquerque Property' and "Alpharetta Property", as follows:

                  "Albuquerque Property" shall have the meaning set forth in
                  Section 5.2(a).

                  "Alpharetta Property" shall have the meaning set forth in
                  Section 5.2(b).

                  6. The Agreement is hereby amended by deleting the definition of the term "Assets" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Assets" means collectively the STI Assets, the Texas Property and the Texas Hotel Operating Assets.

                  7. The Agreement is hereby amended by deleting the definition of the term "Buildings" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Buildings" means the STI Buildings and the Texas Buildings.

                  8. The Agreement is hereby amended by deleting the definition of the term "Closing" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Closing" shall mean the conference to be held at 10:00 a.m., New York, New York time, on the Closing Date, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, or at such other time and place on the Closing Date as the parties may mutually agree to in writing, at which time the transactions contemplated by this Agreement shall be consummated.

                  9. The Agreement is hereby amended by deleting the definition of the term "Closing Date" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Closing Date" shall mean the date on which the Closing occurs.

                  10. The Agreement is hereby amended by deleting the definition of the term "Closing Documents" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Closing Documents" means all documents to be executed by Prime, a Prime Subsidiary, ShoLodge or a ShoLodge Subsidiary to consummate the transactions contemplated in this Agreement, including, without limitation, the STI Transfer Documents, the Texas Lease, the Texas Hotel Operating Assets Transfer Documents, the Construction Contract and the Reservation Agreement.


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                  11.      The Agreement is hereby amended by deleting the
definition of the term "Development Site Purchase Price" in Section 1.1 thereof in its entirety.

                  12. The Agreement is hereby amended by deleting the definition of the term "Development Site Transfer Documents" in Section 1.1 thereof in its entirety.

                  13. The Agreement is hereby amended by deleting the definition of the term "Due Diligence Period" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Due Diligence Period" means the period commencing on the Effective Date and ending on July 9, 2000.

                  14.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Effective Date", the definition of the term "Effective Closing Date", as follows:

                  "Effective Closing Date" means July 9, 2000 at 11:00 p.m. (New York time).

                  15. The Agreement is hereby amended by deleting the definition of the term "Equipment" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Equipment" means the STI Equipment and the Texas Equipment.

                  16.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term"ERISA", the definition of the term "Escrow Agent", and the definition of the term "Escrow Agreement," as follows:

                  "Escrow Agent" shall have the meaning set forth in Section
                  5.6.

                  "Escrow Agreement" shall have the meaning set forth in Section 5.6.

                  17.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Existing HPT Hotels", the definition of the term "Fairfax County Option", as follows:

                  "Fairfax County Option" shall have the meaning set forth in
                  Section 5.2(b).

                  18.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Fairfax County Option", the definition of the term "Fairfax County Property", as follows:

                  "Fairfax County Property" shall have the meaning set forth in
                  Section 5.2(b).

                  19. The Agreement is hereby amended by deleting the definition of the term "HPT Estoppel Certificate" in Section 1.1 thereof in its entirety.


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                  20.      The Agreement is hereby amended by deleting the
definition of the terms "Hotel" and "Hotels" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Hotel" and "Hotels" shall mean individually one of the Existing HPT Hotels or one of the Texas Hotels and collectively the Existing HPT Hotels and the Texas Hotels.

                  21. The Agreement is hereby amended by deleting the definition of the term "HPT Assignment and Security Agreement" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "HPT Assignment and Security Agreement" means that certain Assignment and Security Agreement dated as of November 19, 1997 between STI and Landlord, as amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI and by that certain Fourth Amendment to Lease Agreement and Amendment to Incidental Documents dated as of May 11, 2000 among HPT, Landlord, ShoLodge and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by STI, such approval not to be unreasonably withheld, delayed or conditioned.

                  22. The Agreement is hereby amended by deleting the definition of "HPT Lease" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "HPT Lease" means that certain Lease Agreement dated as of November 19, 1997 between Landlord and STI, as amended or supplemented by those certain letters dated November 19, 1997 among HPT, Landlord, ShoLodge and STI concerning a Declaration of Restrictions recorded in the Allen County, Indiana Recorder's Office as Document Number 95-028307 and environmental matters related to certain property in San Antonio, Texas, respectively, by that certain First Amendment to Lease Agreement dated as of March 5, 1999 between Landlord and STI, by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI, by that certain letter dated June 29, 1999 from STI to Landlord concerning revenues from the sale of liquor, by that certain Third Amendment to Lease Agreement dated as of March 3, 2000 between Landlord and STI and by that certain Fourth Amendment to Lease Agreement and Amendment to Incidental Documents dated as of May 11, 2000 among HPT, Landlord, ShoLodge and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by STI, such approval not to be unreasonably withheld, delayed or conditioned.


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                  23.      The Agreement is hereby amended by deleting the
definition of the term "HPT Lease Guaranty" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "HPT Lease Guaranty" means that certain Limited Guaranty Agreement dated as of November 19, 1997 executed by ShoLodge in favor of HPT and Landlord, as amended or supplemented by that certain letter dated November 19, 1997 among HPT, Landlord, ShoLodge and STI concerning a Declaration of Restrictions recorded in the Allen County, Indiana Recorder's Office as Document Number 95-028307, by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI and by that certain Fourth Amendment to Lease Agreement and Amendment to Incidental Documents dated as of May 11, 2000 among HPT, Landlord, ShoLodge and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by ShoLodge, such approval not to be unreasonably withheld, delayed or conditioned.

                  24. The Agreement is hereby amended by deleting the definition of the term "HPT Lease Security Deposit" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "HPT Lease Security Deposit" means the "Retained Funds" in the amount of Twenty-Five Million Five Hundred Seventy-Five Thousand Two Hundred and No/100 Dollars ($25,575,200.00) deposited by STI with Landlord to secure the obligations of STI under the HPT Lease.

                  25. The Agreement is hereby amended by deleting the definition of the term "HPT Real Property" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "HPT Real Property" means the STI Land and the STI Buildings.

                  26. The Agreement is hereby amended by deleting the definition of the term "HPT Security Agreement" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "HPT Security Agreement" means that certain Security Agreement dated as of November 19, 1997 between STI and Landlord, as amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI, by that certain Second Amendment to Security Agreement dated as of March 3, 2000 between Landlord and STI and by that certain Fourth Amendment to Lease Agreement and Amendment to Incidental Documents dated as of May 11, 2000 among HPT, Landlord, ShoLodge and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved


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                  by Prime in writing prior to execution by STI, such approval not to be unreasonably withheld, delayed or conditioned.

                  27. The Agreement is hereby amended by deleting the definition of the term "HPT Stock Pledge" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "HPT Stock Pledge" means that certain Stock Pledge dated as of November 19, 1997 made by ShoLodge in favor of Landlord, as amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999 among HPT, Landlord, ShoLodge and STI and by that certain Fourth Amendment to Lease Agreement and Amendment to Incidental Documents dated as of May 11, 2000 among HPT, Landlord, ShoLodge and STI, together with such subsequent amendments, modifications and supplements thereto as shall have been approved by Prime in writing prior to execution by ShoLodge, such approval not to be unreasonably withheld, delayed or conditioned.

                  28. The Agreement is hereby amended by deleting the definition of the term "Inventory" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Inventory" means the STI Inventory and the Texas Inventory.

                  29.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Moore", the definition of the term "Mt. Laurel Option", as follows:

                  "Mt. Laurel Option" shall have the meaning set forth in
                  Section 5.2(a).

                  30.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Mt. Laurel Option", the definition of the term "Mt. Laurel Property", as follows:

                  "Mt. Laurel Property" shall have the meaning set forth in
                  Section 5.2(a).

                  31. The Agreement is hereby amended by deleting the definition of the term "Operating Agreements" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Operating Agreements" means the STI Operating Agreements and the Texas Operating Agreements.

                  32.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Operating Agreements", the definition of the term "Option", as follows.

                  "Option" means, respectively, each of the Mt. Laurel Option and the Fairfax County Option.


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                  33.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Option", the definition of the term "Option Agreement", as follows.

                  "Option Agreement" means the Exchange Option Agreement applicable to each respective Option.

                  34. The Agreement is hereby amended by deleting the definition of the term "Permitted Exceptions" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Permitted Exceptions" means (a) with respect to all Assets,
                  (i) liens for taxes, assessments and governmental charges with respect to an Asset not yet due and payable or due and payable but not yet delinquent or as to which adequate reserves are provided therefor, (ii) those Encumbrances to be created pursuant to this Agreement, and (iii) such other Encumbrances as shall be approved or deemed approved by Prime pursuant to
                  Section 12.1; (b) with respect to the HPT Real Property only, the HPT Lease; (c) with respect to the Texas Property only, the Texas Lease; (d) with respect to the Hendersonville, Tennessee Hotel only, the Hendersonville Restriction; and (e) with respect to the Real Property only, applicable zoning regulations and ordinances provided the same do not prohibit or impair in any material respect use of such Real Property as a hotel as currently operated or constructed.

                  35.      The Agreement is hereby amended by adding in Section
1.1 thereof, immediately following the definition of the term "Prime", the definition of the term 'Prime Development Site", as follows:

                  "Prime Development Site" shall have the meaning set forth in
                  Section 7.1.

                  36. The Agreement is hereby amended by deleting the definition of the term "Prime HPT Subsidiary" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Prime HPT Subsidiary" means Glen Rock Holding Corp., a Delaware corporation and a wholly-owned subsidiary of Prime, and its successors and permitted assigns.

                  37. The Agreement is hereby amended by deleting the definition of the term "Prime Texas Subsidiary" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "Prime Texas Subsidiary" means May-Ridge, L.P., a Delaware limited partnership all of the partnership interests of which are owned, directly or indirectly, by Prime, and its successors and permitted assigns.

                  38. The Agreement is hereby amended by deleting the definition of the term "Real Property" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:


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                  "Real Property" means the STI Land, the STI Buildings, the
                  Texas Land and the Texas Buildings.

                  39. The Agreement is hereby amended by deleting the definition of the term "ShoLodge Subsidiaries" in Section 1.1 thereof in its entirety and inserting in lieu thereof the following:

                  "ShoLodge Subsidiaries" means STI, Southeast, the Development Site Subsidiaries and Moore.

                  40.      The Agreement is hereby amended by adding in Section
1.1 thereof, at the end thereof, the definition of the term "Unavoidable Delays" as follows:

                  "Unavoidable Delays" shall mean delays caused by governmental orders or edicts, governmental rationing or allocation of materials, strikes, lockouts, fires, acts of God, disasters, riots, unreasonable delays in transportation, shortages of labor or materials or any other cause beyond the control of ShoLodge, Moore or a Development Site Subsidiary, as applicable.

                  41. The Agreement is hereby amended by changing all references to "Closing Date" in Section 2.1 thereof to "Effective Closing Date".

                  42. The Agreement is hereby amended by changing all references to "Closing Date" in Section 2.2 thereof to "Effective Closing Date".

                  43.      The Agreement is hereby amended by deleting Section
2.3 thereof in its entirety and inserting in lieu thereof the following:

                  2.3 HPT Lease Guaranty. Prime will pay to ShoLodge at Closing the sum of Fourteen Million and No/100 Dollars ($14,000,000.00) in cash or other immediately available funds in exchange for the absolute assignment by ShoLodge to Prime of all right, title and interest of ShoLodge in and to the HPT Lease Guaranty Deposit, so long as Prime has received a fully executed counterpart of the HPT Lease Amendment. Prime acknowledges that such Guaranty Deposit shall continue to be held by HPT to secure the obligations of ShoLodge under the HPT Lease Guaranty. All accrued but unpaid interest on the HPT Lease Guaranty Deposit for the period prior to and including the Effective Closing Date shall be paid to ShoLodge by HPT, and all interest on the HPT Lease Guaranty Deposit after the Effective Closing Date shall be paid to Prime by HPT which then will be contributed to the Prime HPT Subsidiary by Prime.

                  44. The Agreement is hereby amended by changing the reference to "Closing Date" in the first sentence of Section 2.5 thereof to "Effective Closing Date".

                  45. The Agreement is hereby amended by deleting Article III thereof in its entirety and inserting in lieu thereof the following:


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                                   ARTICLE III
                             [INTENTIONALLY DELETED]

                  46. The Agreement is hereby amended by changing all references to "Closing Date" in Section 4.1 thereof to "Effective Closing Date".

                  47. The Agreement is hereby amended by changing all references to "Closing Date" in Section 4.2 thereof to "Effective Closing Date".

                  48.      The Agreement is hereby amended by deleting Section
4.3 thereof in its entirety and inserting in lieu thereof the following:

                  4.3 Lease of Texas Property. The lease of the Texas Property from Southeast to the Prime Texas Subsidiary shall be effected by lease (the "Texas Lease") which contains terms and provisions reasonably satisfactory to Prime, but Prime shall not have reason to object to any terms and provisions which are in the HPT Lease unless an objection to such terms and provisions is made in accordance with the provisions of
                  Section 12.1; provided, however, (i) the Texas Lease shall require an audit of hotel revenues only unless and until the Texas Property is sold to HPT or an Affiliate of HPT, at which time an audit of the Prime Texas Subsidiary shall be required if requested by such transferee, (ii) the Prime Texas Subsidiary shall be deemed to have deposited "Retained Funds" in the amount of Three Million One Hundred Twenty-Seven Thousand Eight Hundred and No/100 Dollars ($3,127,800.00), and
                  (iii) the minimum annual rent under such lease with respect to the Texas Property shall be (A) Two Million Nine Hundred Twelve Thousand Two Hundred Forty-Four and No/100 Dollars ($2,912,244.00), allocated as set forth in Exhibit P attached hereto and incorporated herein by this reference, prior to July 1, 2011, and (B) Three Million One Hundred Twenty-Seven Thousand Eight Hundred and No/100 Dollars ($3,127,800.00), allocated as set forth in Exhibit P attached hereto and incorporated herein by this reference, after June 30, 2011. Notwithstanding anything to the contrary, in the event that
                  (x) either (1) any portion of the HPT Lease Security Deposit which relates to an Existing HPT Hotel (or a hotel exchanged for an Existing HPT Hotel as contemplated in the last sentence of Section 11.6) is either (A) returned to Prime or the Prime HPT Subsidiary prior to June 30, 2013 for any reason or (B) applied against any obligation of the Prime HPT Subsidiary in accordance with the terms of the HPT Lease prior to June 30, 2013 due to a default by the Prime HPT Subsidiary under the HPT Lease, or (2) any portion of the HPT Lease Security Deposit is paid to ShoLodge and Prime pursuant to the last sentence of the initial paragraph of Section 5.3 or the last sentence of the third paragraph of Section 5.4, then (y) the minimum annual rent payable under the Texas Lease prior to July 1, 2011 (as previously increased, if applicable), shall be increased by an amount calculated by first determining the monthly amount that if invested at nine percent (9%) for the number of months between the date of calculation and June 30, 2013 (disregarding partial months) would equal the reduction in the amount payable by Prime to ShoLodge pursuant to Section
                  18.3 as a result of the event requiring such calculation (and assuming for the purpose of calculating such reduction only that


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                  minimum annual rent is increased as a result of such event and paid in a timely manner) and then multiplying such amount by twelve (12), such increase in minimum annual rent to be allocated among the Texas Hotels in the same proportion as the minimum annual rent is allocated among the Texas Hotels before such calculation. The calculation of minimum annual rent under the Texas Lease as set forth in part (y) of the preceding sentence is described in Exhibit T attached hereto and incorporated herein by this reference. In the event of any conflict between the calculation of minimum annual rent as set forth in (A) part (y) above and (B) Exhibit T, the terms of Exhibit T shall govern. The obligations of the Prime Texas Subsidiary under the Texas Lease shall be secured by a security interest in the personal property located at the Texas Real Property and in the "FF&E Reserve" created pursuant to the Texas Lease and by a pledge of the partnership interests of the Prime Texas Subsidiary pursuant to documents which contain terms and provisions reasonably satisfactory to Prime, but Prime shall not have reason to object to any terms and provisions which are in the HPT Security Agreement, the HPT Assignment and Security Agreement or the HPT Stock Pledge unless an objection to such terms and provisions is made in accordance with the provisions of Section 12.1. The Texas Property shall be leased by the Prime Texas Subsidiary free and clear of all Encumbrances, but subject to the Permitted Exceptions which relate to the Texas Property and to the Texas Operating Agreements. From and after Closing, all liabilities of Southeast under the Texas Operating Agreements and under the instruments creating the Permitted Exceptions which relate to the Texas Property which first accrue after the Effective Closing Date shall be the responsibility of the Prime Texas Subsidiary. The obligation of Southeast to deliver the "Retained Funds" upon the expiration of the Texas Lease pursuant to the terms thereof shall be guaranteed by ShoLodge pursuant to an instrument in form and substance reasonably satisfactory to Prime and ShoLodge, but such undertaking by ShoLodge shall terminate upon the transfer of the Texas Property to HPT or an Affiliate of HPT or to another Person whose net worth on the date of such transfer is equal to or greater than ten (10) times the unapplied balance of the "Retained Funds" held pursuant to the Texas Lease, provided that such transferee has assumed the obligation of Southeast to deliver the "Retained Funds" upon the expiration of the Texas Lease by written documents in form and substance reasonably acceptable to Prime.

                  49. The Agreement is hereby amended by changing the reference to "Closing Date" in the last sentence of Section 4.4 thereof to "Effective Closing Date".

                  50.      The Agreement is hereby amended by deleting Section
4.5 thereof in its entirety and inserting in lieu thereof the following:

                       Section 4.5 [Intentionally Deleted]

                  51. The Agreement is hereby amended by changing the reference to "Closing Date" in the first sentence of Section 4.7 thereof to "Effective Closing Date".


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                  52.      The Agreement is hereby amended by deleting the words
"Prime and Southeast shall enter into a license or franchise agreement whereby Southeast is given the right to operate the Texas Hotels as "AmeriSuites" hotels, which agreement shall be" from the first sentence of Section 4.8 thereof and inserting in lieu thereof the words "Southeast shall have the option, but not the obligation, to operate each of the Texas Hotels as an "AmeriSuites" hotel pursuant to".

                  53.      The Agreement is hereby amended by deleting Section
4.9 thereof in its entirety.

                  54. The Agreement is hereby amended by deleting Article V thereof in its entirety and inserting in lieu thereof the following:

                                    ARTICLE V
                                DEVELOPMENT SITES

                           5.1 Construction on Development Sites. ShoLodge hereby agrees to cause an AmeriSuites hotel to be constructed on each parcel of property more particularly described on Exhibit D attached hereto and incorporated herein by this reference (or on an alternative site or sites as shall be acceptable to Landlord and Prime in their absolute discretion) (the "Development Sites"). ShoLodge shall cause each Development Site Subsidiary to pay all costs and expenses for the construction of such hotel on its respective Development Site. Each such hotel shall be constructed in accordance with the plans and specifications which have been filed by ShoLodge, Moore or the applicable Development Site Subsidiary, as appropriate, with the respective building code officials, but with the hotel to be built on the Mt. Laurel, New Jersey Development Site to have one hundred twenty-five (125) units and the hotel to be built on the Fairfax County, Virginia Development Site to have one hundred twenty-four (124) units and with finishes and signages to be in accordance with the plans and specifications described on Exhibit K attached hereto and incorporated herein by this reference, all in accordance with any applicable laws, regulations, statutes and orders. On or prior to the Closing Date, ShoLodge shall deliver to Prime (i) a copy of the plans and specifications described in the preceding sentence and (ii) a schedule which sets forth: (a) the projected times for the commencement and completion of each stage of construction, including, but not limited to, the dates of substantial completion and the final completion; (b) required delivery dates of materials; (c) the percentage of completion of construction at the end of each stage; and (d) the proportionate amount of the total construction cost allocated to each such stage of construction. Subject to Unavoidable Delays to the extent permitted by Landlord pursuant to the documentation which evidences Landlord's exchange option with respect to the Development Sites as described in Section 10.6 and in Section
                  11.6 hereof, ShoLodge shall cause such construction to be completed including, without limitation, installation of the AmeriSuites signages by the later of (i) September 30, 2001, or (ii) the date fifteen (15) months from the Closing Date (or such later date as shall be permitted by Landlord pursuant to the documentation which evidences Landlord's exchange option with respect to the


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

                  Development Sites as described in Section 10.6 and in Section
                  11.6 hereof). Prime shall have the right, during normal business hours and with prior notice to ShoLodge, to periodically (i) inspect the construction of each hotel and
                  (ii) review the timing and cost of such construction with Moore and the architect for each hotel. In conducting such inspections, Prime shall use its best efforts to avoid disrupting ongoing construction activities and shall indemnify and hold ShoLodge, Moore and the Development Site Subsidiaries harmless from and against any and all claims for damages by third parties for damage to property or personal injuries to the extent arising out of or attributable to such inspections by Prime or Prime's employees or agents. The construction contract between each Development Site Subsidiary and Moore shall provide that such contract is assignable to Prime without the consent of Moore and that Prime shall be a third party beneficiary thereunder. Prime shall not exercise any rights as such third party beneficiary unless and until the occurrence of, and during the continuance of, an Event of Default as described in Subsections (iv), (v), (vi), (vii),
                  (viii), (ix) or (xiii) of Section 10.1 of each Option
                  Agreement.

                           Upon the occurrence and continuance of any such Event
                  of Default, Prime and/or its designees shall (i) have the right to enter upon the Mt. Laurel Property and/or the Fairfax County Property to complete Completion (as defined under the Option) in accordance with the applicable Option and (ii) use the balance of the Deposit (as defined in the Escrow Agreement) in connection with the Completion. If Prime or its designee undertakes the work to complete the Completion in accordance with the applicable Option, upon Completion and opening of the applicable hotel as an "AmeriSuites" hotel to the public, Prime shall pay an amount equal to unreimbursed actual costs expended by the applicable Development Site Subsidiary in connection with the Completion from the balance of the Deposit after deducting any unpaid portion of the Exchange Shortfall Amount.

                           5.2      Exchange of Development Sites. Upon
                  completion of the construction of each hotel as set forth in
                  Section 5.1 and if Landlord exercises its exchange option applicable to such property as described in Section 10.6 and in Section 11.6 hereof, the following exchanges shall take place:

                           (a) The Mt. Laurel, New Jersey Development Site (being the property described on pages D-2 and D-3 of Exhibit D attached hereto), along with the hotel and all other improvements located thereon and all furniture, fixtures and equipment used in the operation of a hotel thereon (collectively, the "Mt. Laurel Property") shall be transferred from the Development Site Subsidiary which owns the Mt. Laurel Property to Landlord in exchange for the STI Land located in Albuquerque, New Mexico (being the property described on page A-5 of Exhibit A attached hereto), along with the hotel and all other improvements located thereon and all furniture, fixtures and equipment used in the operation of a hotel thereon (collectively, the "Albuquerque Property") (the "Mt. Laurel

                                    Option"). All documents and instruments
                                    necessary for the transfer of the Mt. Laurel
                                    Property to Landlord and for the transfer of the Albuquerque Property to ShoLodge or its designee shall be in form and substance reasonably satisfactory to Landlord and to ShoLodge or its designee. Simultaneously with the consummation of the exchange transaction set forth above, the HPT Lease shall be amended to add the Mt. Laurel Property thereto and to delete the Albuquerque Property therefrom, such amendment to be in form and substance reasonably satisfactory to Landlord and Prime.

                           (b) The Fairfax County, Virginia Development Site (being the property described on page D-4 of Exhibit D attached hereto), along with the hotel and all other improvements located thereon and all furniture, fixtures and equipment used in the operation of a hotel thereon (collectively, the "Fairfax County Property") shall be transferred from the Development Site Subsidiary which owns the Fairfax County Property to Landlord in exchange for the STI Land located in Alpharetta, Georgia (being the property described on pages A-27 and A-28 of Exhibit A attached hereto), along with the hotel and all other improvements located thereon and all furniture, fixtures and equipment used in the operation of a hotel thereon (collectively, the "Alpharetta Property") (the "Fairfax County Option"). All documents and instruments necessary for the transfer of the Fairfax County Property to Landlord and for the transfer of the Alpharetta Property to ShoLodge or its designee shall be in form and substance reasonably satisfactory to Landlord and to ShoLodge or its designee. Simultaneously with the consummation of the exchange transaction set forth above, the HPT Lease shall be amended to add the Fairfax County Property thereto and to delete the Alpharetta Property therefrom, such amendment to be in form and substance satisfactory to Landlord and Prime.

                           At the closing of any such exchange as contemplated
                  herein and upon Landlord's authorization (without any obligations imposed on Prime, contingent or otherwise) and release of Prime and/or the Prime HPT Subsidiary with respect to the FF&E Reserve to be delivered to ShoLodge under the FF&E Pledge and/or the Deposit Account Control Agreement (both as defined or described in the HPT Lease Amendment), Prime shall cause the Prime HPT Subsidiary to deliver to ShoLodge an amount equal to the sum of the "FF&E Reserve" created pursuant to the HPT Lease allocable to the Existing HPT Hotel being exchanged as of the Effective Closing Date plus all deposits into such "FF&E Reserve" following the Effective Closing Date allocable to the Existing HPT Hotel being exchanged, less expenditures with respect to such Existing HPT Hotel reimbursed from such "FF&E Reserve" following the Effective Closing Date; provided, however, that the amount to be delivered to ShoLodge pursuant to this paragraph for a particular exchange shall not exceed an amount equal to the portion of the "FF&E Reserve" released by Landlord in connection with such exchange less any amount which the Prime HPT Subsidiary is obligated to deposit into the "FF&E Reserve" at the closing of the exchange with respect to the hotel exchanged for such Existing HPT Hotel.

                           5.3 Purchase of Property by ShoLodge. In the event Landlord exercises its put option with respect to one or both of the Alpharetta Property and the Albuquerque Property as described in Section 9(c) of the HPT Lease Amendment, then in such event ShoLodge shall purchase from Landlord the Alpharetta Property and/or the Albuquerque Property, as applicable, for the price as set forth in the HPT Lease Amendment. At the closing of any such purchase by ShoLodge as contemplated herein and upon Landlord's authorization (without any obligations imposed on Prime, contingent or otherwise) and release of Prime and/or the Prime HPT Subsidiary with respect to the FF&E Reserve to be delivered to ShoLodge under the FF&E Pledge and/or the Deposit Account Control Agreement (both as defined or described in the HPT Lease Amendment), Prime shall cause the Prime HPT Subsidiary to deliver to ShoLodge an amount equal to the sum of the "FF&E Reserve" created pursuant to the HPT Lease allocable to such acquired property as of the Effective Closing Date plus all deposits into such "FF&E Reserve" following the Effective Closing Date allocable to such acquired property, less expenditures with respect to such acquired property reimbursed from such "FF&E Reserve" following the Effective Closing Date; provided, however, that the amount to be delivered to ShoLodge pursuant to this paragraph for a particular purchase shall not exceed an amount equal to the portion of the "FF&E Reserve" released by Landlord in connection with such purchase less any amount which the Prime HPT Subsidiary is obligated to deposit into the "FF&E Reserve" at the closing of such purchase and as a result of such purchase. Further, if in connection with any such purchase as contemplated herein, the HPT Lease Security Deposit which relates to such acquired property is returned by Landlord and the lien of Landlord therein is released, such returned portion of the HPT Lease Security Deposit shall be paid as follows:

                          (a) an amount equal to the present value of the returned portion of the HPT Lease Security Deposit on the date of payment assuming payment on June 30, 2013 and assuming a discount rate of nine percent (9%), plus the present value of the rent reduction in
                                   Section 4.3 attributable to this portion of the HPT Lease Security Deposit from the date such portion of the HPT Lease Security Deposit is returned to June 30, 2011, assuming a discount rate of nine percent (9%), shall be paid to Prime; and

                          (b) the balance of the returned portion of the HPT Lease Security Deposit shall be paid to ShoLodge.

                           At the closing of any such purchase by ShoLodge as
                  contemplated herein and for no additional consideration, Prime shall cause the Prime HPT Subsidiary to sell, convey, transfer, assign and deliver to ShoLodge or its designee, without any representation or warranty whatsoever, all the following (subject to Landlord having released any lien which Landlord may have on such property):

                          (a) all merchandise, inventories, materials and supplies used or intended for use or held for use in connection with and located on the closing date of such purchase at the transferred hotel;

                          (b) all reservation and advance booking deposits and guest deposits (including interest, if any, accrued thereon) for guests or future guests of the transferred hotel existing on the closing date of such purchase;

                          (c) to the extent assignable, all of the right, title and interest of the Prime HPT Subsidiary, if any, in and to all service contracts, vendor agreements, maintenance agreements, utility contracts, cable service agreements, advertising agreements, equipment leases and similar operating agreements relating to the transferred hotel and in effect on the closing date of such purchase;

                          (d) to the extent assignable, all of the right, title and interest of the Prime HPT Subsidiary, if any, in and to licenses and permits for the sale and on-premises consumption of liquor and other alcoholic beverages at the transferred hotel in effect on the closing date of such purchase; and

                          (e) all vehicles owned by the transferor and located at and used in connection with the transferred hotel on the closing date of such purchase.

                           Further, at the closing of any such purchase as
                  contemplated herein, revenues and expenses respecting the acquired properties shall be credited or charged, as the case may be, similar to the adjustments with respect to the Hotels as specified in Section 9.1 so that the Prime HPT Subsidiary is given a credit or charge, as the case may be, for all revenues and expenses respecting the transferred assets which are attributable to operations before the closing date of the acquisition, and the buyer of a particular property is given a credit or charge, as the case may be, for all such revenues and expenses attributable to operations on and after the closing date of the acquisition.

                           Following the closing of any purchase as contemplated
                  herein, the Prime HPT Subsidiary shall cooperate with the transferee in its efforts to obtain new operating permits and licenses for the transferred hotel or modifications to existing operating permits and licenses or, to the extent permitted by applicable law, to maintain the existing operating permits and licenses in effect until such time as the new or modified operating permits and licenses may be obtained. Until such time as such new or modified operating permits and licenses are obtained, the Prime HPT Subsidiary, to the extent permitted by applicable law, shall take all steps reasonably necessary to enable the current operating permits and licenses, if any, to be used in the operation of the transferred hotel and to permit the continued operation of the transferred hotel, including, without limitation, the uninterrupted sale and serving of alcoholic beverages at the transferred hotel, if applicable. All costs and expenses incurred by Prime and/or the Prime HPT Subsidiary in connection with the foregoing shall be paid by ShoLodge, and ShoLodge shall defend, indemnify and hold Prime and/or the Prime HPT Subsidiary harmless from and against any and all loss, expense (including, without limitation, reasonable attorney's fees and court costs arising from the enforcement of this indemnity), damage and liability arising from the foregoing.

                           5.4      Purchase of Property by Prime. In the event
                  (i) Landlord exercises its put option with respect to one or both of the Alpharetta Property and the Albuquerque Property as described in Section 9(c) of the HPT Lease Amendment, (ii) ShoLodge defaults in its obligation to acquire a put property within 10 days of the Landlord's exercise of its put option and otherwise in compliance with Section 5.3 hereof, and (iii) Prime or an Affiliate of Prime sends notice to Landlord that ShoLodge has failed to acquire such put property and that it will purchase such put property pursuant to the exercise by Landlord of its put option as described in Section 9(c) of the HPT Lease Amendment, then, in such event, simultaneously with the closing of the acquisition of such put property by Prime, the following exchanges shall take place: (x) if ShoLodge has failed to purchase and Prime is to purchase the Albuquerque Property, ShoLodge shall cause the Development Site Subsidiary which owns the Mt. Laurel Property to transfer the Mt. Laurel Property to Prime or its designee, (y) if ShoLodge has failed to purchase and Prime is to purchase the Alpharetta Property, ShoLodge shall cause the Development Site Subsidiary which owns the Fairfax County Property to transfer the Fairfax County Property to Prime or its designee and (z) if ShoLodge has failed to purchase and Prime is to purchase either or both of the Albuquerque Property and/or Alpharetta Property, ShoLodge shall pay the applicable Exchange Shortfall Amount (as defined below) in exchange for the applicable put property. Upon, ShoLodge's payment of the Exchange Shortfall Amount, Prime shall pay the applicable Development Site Subsidiary the balance of the Deposit, if any (as defined in the Escrow Agreement). All documents and instruments necessary for such exchange shall be in form and substance reasonably acceptable to ShoLodge or its designee and to Prime.

                           In addition to the provisions of the preceding
                  paragraph, if Prime acquires one or both of the Alpharetta Property and the Albuquerque Property pursuant to the exercise by Landlord of its put option as described in Section 9(c) of the HPT Lease Amendment, ShoLodge shall pay to Prime with respect to each such acquired property an amount equal to the difference between (an "Exchange Shortfall Amount") (i) the sum of (x) purchase price paid by Prime to Landlord for such property and (y) amounts incurred by Prime in connection with Completion under the Fairfax County Option or Mt. Laurel Option, as applicable, in excess of the portion of the Deposit (as defined in the Escrow Agreement) paid to Prime and (ii) an amount equal to the number of units at the Fairfax County Option (i.e., 124 units) or the Mt. Laurel Option (i.e., 125 units), as applicable, multiplied times Seventy-Six Thousand Five Hundred and No/100 Dollars ($76,500) per unit. Such payment shall be made by ShoLodge in immediately available funds simultaneously with the closing of Prime's purchase of the applicable property.

                           At the closing of any such exchange as contemplated
                  herein and upon Landlord's authorization (without any obligations imposed on Prime, contingent or otherwise) and release of Prime and/or the Prime HPT Subsidiary with respect to the FF&E Reserve to be delivered to ShoLodge under the FF&E Pledge and/or the Deposit Account Control Agreement (both as defined or described in the HPT Lease Amendment), Prime shall cause the Prime HPT Subsidiary to deliver to ShoLodge an amount equal to the sum of the "FF&E Reserve" created pursuant to the HPT Lease allocable to the Existing HPT Hotel being exchanged as of the Effective Closing Date plus all deposits into such "FF&E Reserve" following the Effective Closing Date allocable to such Existing HPT Hotel being exchanged, less expenditures with respect to such Existing HPT Hotel reimbursed from such "FF&E Reserve" following the Effective Closing Date; provided, however, that the amount to be delivered to ShoLodge pursuant to this paragraph for a particular exchange shall not exceed an amount equal to the portion of the "FF&E Reserve" released by Landlord in connection with the purchase of such Existing HPT Hotel by Prime, less any amount which the Prime HPT Subsidiary is obligated to deposit into the "FF&E Reserve" at the closing of such purchase and as a result of such purchase. Further, if in connection with any purchase by Prime of a put property as contemplated herein, the HPT Lease Security Deposit which relates to such acquired property is returned by Landlord and the lien of Landlord therein is released, then at the closing of the exchange contemplated herein such returned portion of the HPT Lease Security Deposit shall be paid as follows:

                          (a) an amount equal to the present value of the returned portion of the HPT Lease Security Deposit on the date of payment assuming payment on June 30, 2013 and assuming a discount rate of nine percent (9%), plus the present value of the rent reduction in
                                   Section 4.3 attributable to this portion of the HPT Lease Security Deposit from the date such portion of the HPT Lease Security Deposit is returned to June 30, 2011, assuming a discount rate of nine percent (9%), shall be retained by Prime or the Prime HPT Subsidiary; and

                          (b) the balance of the returned portion of the HPT Lease Security Deposit shall be paid to ShoLodge

                           The provisions of this Section 5.4 set forth the sole
                  and exclusive remedy available to Prime for any default by ShoLodge in its obligation to purchase a put property as described in Section 5.3. Prime, however, shall have any and all remedies available to it at law or in equity in the event ShoLodge fails to perform its obligations set forth in this
                  Section 5.4.

                           Nothing contained herein is intended to relieve
                  ShoLodge from causing the Development Site Subsidiary which owns the Mt. Laurel Property and/or Fairfax County Property to transfer to Prime or its designee the Mt. Laurel Property and/or the Fairfax County Property in the event it fails to pay to Prime the applicable Exchange Shortfall Amount. ShoLodge acknowledges (i) its obligation to cause such transfers of the Mt. Laurel Property and/or the Fairfax County Property to Prime or its designee is independent of Prime's obligation to transfer the applicable put property to ShoLodge and (ii) the applicable put property or put properties will be transferred to ShoLodge upon (x) its payment to Prime of the applicable Exchange Shortfall Amount and (y) Completion, including without limitation, the opening of the Mt. Laurel Property and/or the Fairfax County Property, as applicable, as an "AmeriSuites" hotel to public.

                           5.5 Operating Assets. At the closing of any exchange as contemplated in Section 5.2 or in Section 5.4 and for no additional consideration, ShoLodge shall cause the applicable Development Site Subsidiary to sell, convey, transfer, assign and deliver to the Prime HPT Subsidiary, and Prime shall cause the Prime HPT Subsidiary to sell, convey, transfer, assign and deliver to ShoLodge or its designee, without any representation or warranty whatsoever, all the following (subject to Landlord having released any lien which Landlord may have on such property):

                          (a) all merchandise, inventories, materials and supplies used or intended for use or held for use in connection with and located on the closing date of such exchange at the transferred hotel;

                          (b) all reservation and advance booking deposits and guest deposits (including interest, if any, accrued thereon) for guests or future guests of the transferred hotel existing on the closing date of such exchange;

                          (c) to the extent assignable, all of the right, title and interest of the transferor, if any, in and to all service contracts, vendor agreements, maintenance agreements, utility contracts, cable service agreements, advertising agreements, equipment leases and similar operating agreements relating to the transferred hotel and in effect on the closing date of such exchange;

                          (d) to the extent assignable, all of the right, title and interest of the transferor, if any, in and to licenses and permits for the sale and on-premises consumption of liquor and other alcoholic beverages at the transferred hotel in effect on the closing date of such exchange; and

                          (e) all vehicles owned by the transferor and located at and used in connection with the transferred hotel on the closing date of such exchange.

                  Further, ShoLodge shall cause to be delivered to Prime a copy of all surveys, warranties, specifications and plans and as-built drawings, if any, in the possession of ShoLodge or an Affiliate of ShoLodge which relate to any property transferred to Landlord, Prime or the Prime HPT Subsidiary in connection with any exchange contemplated in Section 5.2 or in Section 5.4.

                           Further, at the closing of any such exchange as
                  contemplated in Section 5.2 or in Section 5.4, revenues and expenses respecting the exchanged properties shall be credited or charged, as the case may be, similar to the adjustments with respect to the Hotels as specified in Section 9.1 so that the transferor of the operating assets described in the preceding paragraph is given a credit or charge, as the case may be, for all revenues and expenses respecting the transferred assets which are attributable to operations before the closing date of the exchange, and the transferee of the operating assets described in the preceding paragraph is given a credit or charge, as the case may be, for all such revenues and expenses attributable to operations on and after the closing date of the exchange.

                           Following the closing of any exchange as contemplated
                  in Section 5.2 or in Section 5.4, the transferor of the operating assets described in the second preceding paragraph shall cooperate with the transferee of such assets in its efforts to obtain new operating permits and licenses for the transferred hotel or modifications to existing operating permits and licenses or, to the extent permitted by applicable law, to maintain the existing operating permits and licenses in effect until such time as the new or modified operating permits and licenses may be obtained. Until such time as such new or modified operating permits and licenses are obtained, the transferor of the operating assets described in the second preceding paragraph, to the extent permitted by applicable law, shall take all steps reasonably necessary to enable the current operating permits and licenses, if any, to be used in the operation of the transferred hotel and to permit the continued operation of the transferred hotel, including, without limitation, the uninterrupted sale and serving of alcoholic beverages at the transferred hotel, if applicable. All costs and expenses incurred by such transferor in connection with the foregoing shall be paid by the transferee, and the transferee shall defend, indemnify and hold such transferor harmless from and against any and all loss, expense (including, without limitation, reasonable attorney's fees and court costs arising from the enforcement of this indemnity), damage and liability arising from the foregoing.

                           5.6 Escrow. In order to facilitate the transactions
                  contemplated in Section 5.1, in Section 5.2 and in Section 5.3, on the Closing Date ShoLodge, Prime and Bankers Trust Company, as escrow agent (the "Escrow Agent") and others named therein, shall enter into the Escrow Agreement in the form of

                  Exhibit I attached hereto (as the same may be amended and supplemented and in effect from time to time, the "Escrow Agreement" and incorporated herein by this reference whereby a limited warranty deed with covenants against grantor's acts, or its local equivalent, for each Development Site and a bill of sale or other transfer document for the remaining portion of the Mt. Laurel Property and the Fairfax County Property, all in form and substance reasonably satisfactory to Landlord and Prime, Seven Million and No/100 Dollars ($7,000,000.00) for the development of a hotel on the Mt. Laurel, New Jersey Development Site and Six Million Nine Hundred Thirty-Two Thousand and No/100 Dollars ($6,932,000.00) for the development of a hotel on the Fairfax County, Virginia Development Site shall be placed in escrow to be held and delivered or invested and disbursed, as applicable, by the Escrow Agent as provided therein.

                           5.7 Condition of Properties. In the event ShoLodge or its designee acquires an Existing HPT Hotel pursuant to an exchange described in Section 5.2, a purchase described in Section 5.3 or an exchange described in Section 5.4, Prime HPT Subsidiary shall cause such Existing HPT Hotel (including, without limitation, the real property, the improvements located on such real property and the furniture, fixtures and equipment located on such real property or within such improvements) at the time of such acquisition by ShoLodge or its designee to be in the same condition as existed on the Effective Closing Date, ordinary wear and tear and conditions resulting from casualty and/or condemnation only excepted; provided, however, such exception for ordinary wear and tear shall not limit the maintenance and repair obligations of the Prime HPT Subsidiary under Article 5 of the HPT Lease, which obligations shall be performed by the Prime HPT Subsidiary as to each Existing HPT Hotel acquired by ShoLodge or its designee. Further, between the Effective Closing Date and the closing of any such exchange or purchase, as applicable, Prime shall not further encumber, or permit the Prime HPT Subsidiary to further encumber, any such property to be acquired by ShoLodge or its designee except in each case required under the HPT Lease or any amendments thereto. Nothing contained herein is intended to modify ShoLodge's right to receive the insurance and/or condemnation proceeds pursuant to Section 5.2 of the applicable Option Agreement.

                           5.8 AmeriSuites Name. ShoLodge or the Affiliate of ShoLodge which owns the Mt. Laurel Property, the Fairfax County Property, the Alpharetta Property or the Albuquerque Property, as appropriate, shall have the option, but not the obligation, to operate each such property as an "AmeriSuites" hotel pursuant to the standard license or franchise agreement, if any, then used, or most recently used if a standard license or franchise agreement is not then being used, by Prime to franchise "AmeriSuites" hotels, but with (i) a minimum term of ten (10) years, (ii) no "initial" fee or "license" fee due upon signing such agreement (but with full standard royalty, marketing and reservation fees), and (iii) a right of the licensee or franchisee to terminate without penalty or any termination fee upon at least thirty (30) days prior written notice (provided no written notice of termination shall be required if termination occurs in connection with an exchange contemplated in Section 5.2 or in Section 5.4).

                           5.9 Survival. The provisions of Article V shall survive the Closing of the transactions contemplated herein.

                  55. The Agreement is hereby amended by deleting the initial sentence of Section 6.1 thereof in its entirety and inserting in lieu thereof the following:

                  The total purchase price for the STI Assets and the Texas Hotel Operating Assets shall be One Million Six Hundred Seventeen Thousand Six Hundred Twenty Five and No/100 Dollars ($1,617,625.00) (the "Purchase Price").

                  56. The Agreement is hereby amended by deleting Section 6.1(a) in its entirety and inserting in lieu thereof the following:

                  ShoLoge shall, on the date hereof, pay $29,495.00 to Prime, in cash or other immediately available funds, to an account or accounts designated by Prime prior to the Closing, in return for Prime's delivery of the debt securities referenced in
                  Section 6.1(b) below which are in excess of the Purchase Price by such $29,495.00.

                  57. The Agreement is hereby amended by adding the following after the last sentence of Section 6.1:

                  The parties hereto agree that the Purchase Price will increase by the Incremental Purchase Price, if and only if Landlord indefeasibly returns the Additional Deposit (as such term is defined in the HPT Lease Amendment) to Prime at which time the Purchase Price shall be paid to ShoLodge in cash or other immediately available funds, to an account or accounts designated by ShoLodge. The "Incremental Purchase Price" shall mean the difference between (i) $382,375.00 and (ii) the amount determined by multiplying Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) by 2.00% and dividing the product of such multiplication by 12, which resulting stream of monthly payment amounts shall be discounted using a discount rate of 9% for the number months that have elapsed between the month in which the Closing occurs and the month in which Landlord indefeasibly returns the Additional Deposit to Prime (including the month in which the Closing and the return of the Additional Deposit occur).

                  58. The Agreement is hereby amended by deleting the last sentence of Section 6.1 thereof in its entirety and inserting in lieu thereof the following:

                  The Purchase Price shall be allocated among the STI Assets and the Texas Hotel Operating Assets as set forth on Exhibit N attached hereto and made a part hereof.

                  59.      The Agreement is hereby amended by deleting Section
6.2 thereof in its entirety.

                  60.      The Agreement is hereby amended by deleting Section
7.1 thereof in its entirety and inserting in lieu thereof the following:

                           7.1 Construction Contract. At the Closing, Prime shall enter into, and ShoLodge shall cause Moore to enter into, an agreement (the "Construction Contract") in form and substance reasonably satisfactory to Prime and Moore whereby Moore will agree to construct for Prime, and Prime will engage Moore to construct, an AmeriSuites hotel on the property described on Exhibit R attached hereto and incorporated herein by this reference (or on an alternative site as shall be acceptable to Landlord and ShoLodge in their absolute discretion) (the "Prime Development Site"). The Construction Contract shall provide for a fixed price of Seventy-Six Thousand Five Hundred and No/100 Dollars ($76,500.00) per room (including land (to the extent specified below), building and furniture, fixtures and equipment). The parties acknowledge that the fixed price set forth in the preceding sentence includes Prime's out-of-pocket cost of acquisition of the Prime Development Site in the amount of One Million One Hundred Fifteen Thousand and No/100 Dollars ($1,115,000.00), and, thus, Prime's out-of-pocket cost of acquiring the Prime Development Site in the amount of One Million One Hundred Fifteen Thousand and No/100 Dollars ($1,115,000.00) shall be deducted from the fixed price otherwise payable to Moore during the course of construction. Disbursements to Moore of the fixed price will be paid by Prime monthly during construction based upon the percentage of completion, subject to retainage of ten percent (10%). The Construction Contract shall further provide that Moore shall construct on the Prime Development Site a hotel building in accordance with the plans and specifications for a prototypical six (6) story one hundred twenty-four (124) unit Sumner Suites hotel, but with finishes and signage in accordance with the plans and specifications described on Exhibit K attached hereto and incorporated herein by this reference, all in accordance with all applicable laws, regulations, statutes and orders. The parties acknowledge that the Construction Contract shall contain a scheduled completion date, together with delay damages, among other terms, which terms shall be negotiated during the Due Diligence Period. ShoLodge shall join in the Construction Contract for the purpose of guaranteeing the obligations of Moore thereunder. At the Closing, ShoLodge shall cause Moore, at Moore's sole cost and expense, to deliver to Prime a Performance Bond and a Labor and Material Payment Bond relating to the Construction Contract, both in form and substance reasonably satisfactory to Prime and Moore. The provisions of this Section 7.1 shall survive the Closing, but any conflict between the terms of this Section 7.1 and the terms of the Construction Contract shall be governed by the Construction Contract.

                  61. The Agreement is hereby amended by deleting the language "an agreement (the" from the first sentence of Section 8.1 thereof and inserting in lieu thereof the language "an agreement or agreements (collectively, the ".

                  62. The Agreement is hereby amended by deleting the language "one (1) year period" both places it appears in Section 8.1(g) thereof and inserting in lieu thereof the language "eighteen (18) month period" and by deleting the language "initial Closing Date under this Agreement," and inserting in lieu thereof the words "Effective Closing Date".

                  63.      The Agreement is hereby amended by deleting Section
9.1 thereof in its entirety and inserting in lieu thereof the following:

                           (a) The cash portion of the Purchase Price described in Section 6.1(a) shall be increased, by:

                           (i) any cash on hand at the Hotels when a Prime Subsidiary takes possession (any such cash shall be counted by representatives of ShoLodge and Prime on the Effective Closing
                  Date);

                           (ii) any revenue generated by the operation of the Hotels through and including the night of the Effective Closing Date arising from accounts receivable with respect to guests of the Hotels then in occupancy which in the normal course of business would be received after the Effective Closing Date (the amount of such revenue to be determined by representatives of ShoLodge and Prime on the Effective Closing
                  Date);

                           (iii) amounts paid prior to Closing for any ad valorem real estate taxes and assessments relating to the Real Property on account of any period after the Effective Closing Date;

                           (iv) personal property taxes, gross receipts taxes, sales taxes, excise taxes, hotel occupancy taxes or other similar taxes (but excluding income and franchise taxes), if any, relating to the Assets paid prior to Closing on account of any period after the Effective Closing Date;

                           (v) amounts paid prior to Closing under any Operating Agreement, the HPT Lease or any instrument creating a Permitted Exception on account of any period after the Effective Closing Date;

                           (vi) any utility deposits relating to the Assets which are transferred and remain on deposit after Closing for the benefit of a Prime Subsidiary or Prime, as applicable; and

                           (vii) any other charges or fees customarily prorated by a credit to the seller in the jurisdiction in which the Real Property is situated, on customary terms.

                           (b) The cash portion of the Purchase Price described in Section 6.1(a) shall be decreased, by:

                           (i) any Advance Payments retained by STI or Southeast, as applicable;

                           (ii) unpaid ad valorem real estate taxes and assessments relating to the Real Property on account of any period on or prior to the Effective Closing Date;

                           (iii) unpaid personal property taxes, gross receipts taxes, sales taxes, excise taxes, hotel occupancy taxes or other similar taxes (but excluding income and franchise taxes), if any, relating to the Assets payable on account of any period on or prior to the Effective Closing Date;

                           (iv) unpaid amounts payable under any Operating Agreement (ShoLodge shall use its best efforts to cause all amounts due under the Operating Agreements to be paid to the Effective Closing Date), the HPT Lease or any instrument creating a Permitted Exception on account of any period on or prior to the Effective Closing Date (for this purpose "Additional Rent" (as defined in the HPT Lease) shall be calculated based on the "Total Hotel Sales" (as defined in the HPT Lease) for the current year to the Effective Closing Date compared to "Base Total Hotel Sales" (as defined in the HPT Lease) for the similar period of the applicable "Base Year" (as defined in the HPT Lease));

                           (v) unpaid rates, rents and charges for sewer, water, gas, electricity, telephone and other utility services provided to the Hotels for any period on or prior to the Effective Closing Date (ShoLodge shall use commercially reasonable efforts to cause meters to be read as of the Effective Closing Date);

                           (vi) accrued but unpaid benefits due to employees of the Hotels who are hired by Prime or a Prime Subsidiary, as applicable, which are not paid by STI, ShoLodge or an Affiliate of ShoLodge directly to such employees upon termination of employment; and

                           (vii) any other charges or fees customarily prorated by a charge to the seller in the jurisdiction in which the Real Property is situated, on customary terms.

                           (c) The intent of the foregoing is to credit or charge, as the case may be, STI or Southeast, as applicable, with all revenues and expenses respecting the Assets which are attributable to operations prior to and including the Effective Closing Date and to credit or charge, as the case may be, Prime or a Prime Subsidiary, as applicable, with all such revenues and expenses attributable to operations after the Effective Closing Date. At Closing, STI and Southeast, as applicable, shall provide the Prime HPT Subsidiary and the Prime Texas Subsidiary, as applicable, with a list setting forth advance guest bookings, conventions, meetings and any other booking commitments for the period after the Effective Closing Date.

                  64.      The Agreement is hereby amended by deleting Section
10.6 thereof in its entirety and inserting in lieu thereof the following:

                           10.6 HPT Closing. All transactions with HPT and Landlord as contemplated in this Agreement shall have closed pursuant to documents in form and substance reasonably satisfactory to ShoLodge, and ShoLodge shall have received (a) a fully executed counterpart of the HPT Lease Amendment; (b) a release by Landlord of STI of and from any liability under the HPT Lease arising after the Effective Closing Date; (c) a release by Landlord of any liability of STI under the HPT Security Agreement and the HPT Assignment and Security Agreement; (d) a release by Landlord of any liability of ShoLodge under the HPT Stock Pledge; and (e) a ratification of the HPT Lease Guaranty as to obligations thereunder after the Effective Closing Date and a supplement to the HPT Lease Guaranty to reflect the partial release described in item (b) of this sentence as to obligations thereunder prior to and including the Effective Closing Date. Further, Landlord's option to exchange the Alpharetta Property for the Mt. Laurel Property and to exchange the Albuquerque Property for the Fairfax County Property shall have been evidenced pursuant to an option agreement in the form of Exhibit J attached hereto and incorporated herein by this reference.

                  65. The Agreement is hereby amended by adding in Article X thereof a new Section 10.8 as follows:

                           10.8 Landlord Consent. ShoLodge shall have received the written consent to the Texas Lease from the ground lessor of the Texas Land located in San Antonio, Texas (being the property described on page C-3 of Exhibit C attached hereto) in form and substance reasonably satisfactory to ShoLodge.

                  66.      The Agreement is hereby amended by deleting Section
11.6 thereof in its entirety and inserting in lieu thereof the following:

                           11.6 HPT Closing. All transactions with HPT and Landlord as contemplated in this Agreement shall have closed pursuant to documents in form and substance reasonably satisfactory to Prime, and Prime shall have received a fully executed counterpart of an amendment to the HPT Lease in the form of Exhibit H attached hereto and incorporated herein by this reference (as further modified, if applicable, to remove any Hotel from the HPT Lease to accomplish a partial termination of this Agreement pursuant to Section 13.3 or
                  Section 13.4 and to reduce minimum rent by the applicable amount set forth in Exhibit C to the HPT Lease) (such amendment being referred to herein as the "HPT Lease Amendment"). Further, (i) Landlord's option to exchange the Albuquerque Property for the Mt. Laurel Property and to exchange the Alpharetta Property for the Fairfax County Property shall have been evidenced pursuant to an option agreement in the form of Exhibit J attached hereto and incorporated herein by this reference, and (ii) Landlord's option to exchange the STI Land located in Irving, Texas (being the property described on page A-25 of Exhibit A attached hereto), along with the hotel and all other improvements located thereon and all assets used in the operation of the current hotel thereon, for the Prime Development Site, along with the hotel and all other improvements located thereon and all assets used in the operation of the current hotel thereon, shall have been evidenced pursuant to an option agreement in the form of Exhibit J attached hereto and incorporated herein by this reference.

                  67.      The Agreement is hereby amended by deleting Section
11.9 thereof in its entirety and inserting in lieu thereof the following:

                           11.9 Landlord Consent. Prime shall have received the written consent to the Texas Lease from the ground lessor of the Texas Land located in San Antonio, Texas (being the property described on page C-3 of Exhibit C attached hereto) in form and substance reasonably satisfactory to Prime.

                  68.      The Agreement is hereby amended by deleting Section
11.11 thereof in its entirety.

                  69. The Agreement is hereby amended by deleting the last paragraph of Article XI thereof in its entirety.

                  70. The Agreement is hereby amended by deleting the third sentence of Section 12.1 thereof in its entirety and inserting in lieu thereof the following:

                  Unless ShoLodge undertakes to resolve such unacceptable items in a manner acceptable to Prime on or prior to the Closing Date, Prime may, by delivering written notice to ShoLodge on or prior to the Closing Date, terminate this Agreement, whereupon Prime and ShoLodge shall be released and relieved of all further obligations, liabilities and claims hereunder, other than the performance of each party of its Post Termination Obligations.

                  71. The Agreement is hereby amended by deleting the fourth, fifth and sixth sentences of Section 12.2 thereof in their entirety and inserting in lieu thereof the following:

                  ShoLodge shall also request that HPT forward to Prime a copy of all examinations and inspections which HPT obtained with respect to the Existing HPT Hotels. Should Prime discover any physical condition of the Assets (including, without limitation, any environmental condition) which is not acceptable to Prime and which is not eligible to be repaired with funds then in the "FF&E Reserve" established under the HPT Lease or the Texas Lease, as applicable, Prime shall deliver written notice to ShoLodge on or prior to the last day of the Due Diligence Period specifying in detail all such unacceptable items; provided, however, that with respect to any of the foregoing examinations and inspections obtained by HPT with respect to the Existing HPT Hotels, the deadline for Prime to deliver such written notice to ShoLodge shall end on the later of (i) the last day of the Due Diligence Period or
                  (ii) the date ten (10) days after delivery of such item to Prime or (iii) thirty (30) days after receipt by Prime of written notice from HPT or ShoLodge that any such examinations and inspections obtained by HPT will not be provided to Prime. Unless ShoLodge undertakes to resolve such unacceptable items in a manner acceptable to Prime on or prior to the Closing Date, Prime may, by delivering written notice to ShoLodge on or prior to the Closing Date, terminate this Agreement, whereupon Prime and ShoLodge shall be released and relieved of all further obligations, liabilities and claims hereunder, other than the performance of each party of its Post Termination Obligations.

                  72. The Agreement is hereby amended by adding in Article XII thereof a new Section 12.4 as follows:

                           12.4 Objections. Notwithstanding anything to the contrary contained in this Article XII, ShoLodge and Prime acknowledge that Prime has raised objections to the various title, survey and property issues, and Prime hereby does renew its objection to the uncured matters set forth on Exhibit S attached hereto and incorporated herein by this reference (collectively, the "Prime Objections"). ShoLodge has executed and delivered that certain side letter dated July 9, 2000 setting forth the obligation of ShoLodge to cure the Prime Objections or indemnify Prime with respect thereto.

                  73. The Agreement is hereby amended by deleting subparagraph (c) of Section 13.1 thereof in its entirety and inserting in lieu thereof the following:

                           (c) any violation by STI or Southeast, as applicable, or notice of any alleged violation by STI or Southeast, as applicable, of any federal, state or local law, statute, ordinance, rule or regulation, but only as relates to the operations of the Hotels; or

                  74. The Agreement is hereby amended by deleting the words "the Additional Hotel Subsidiaries" from the introductory portion of Section
13.2 thereof.

                  75. The Agreement is hereby amended by deleting subparagraph (b) of Section 13.2 thereof in its entirety and inserting in lieu thereof the following:

                           (b) maintain the Equipment in good operating condition and repair and replace with equipment of similar value which is in good operating condition or repair any of the Equipment which shall be worn out, lost, stolen or destroyed (which maintenance, repair and replacement as to the STI Equipment may be made from funds in the "FF&E Reserve" created pursuant to the HPT Lease).

                  76. The Agreement is hereby amended by deleting the words "or any separate lease as contemplated in Section 3.8" from subparagraph (g) of
Section 13.2 thereof.

                  77. The Agreement is hereby amended by deleting subparagraph (m) of Section 13.2 thereof in its entirety and inserting in lieu thereof the following:

                           (m) maintain the Buildings (including, but not limited to, the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) in substantially the same condition as they are as of the last day of the Due Diligence Period, reasonable wear and tear excepted (which maintenance as to the STI Buildings may be made from funds in the "FF&E Reserve" created pursuant to the HPT Lease);

                  78. The Agreement is hereby amended by changing the reference to "Closing Date" in Section 13.2(l) thereof to "Effective Closing Date".

                  79. The Agreement is hereby amended by deleting the initial paragraph of Section 13.3 thereof in its entirety and inserting in lieu thereof the following:

                  If on or prior to the Effective Closing Date, any Hotel suffers loss or damage on account of fire, flood, earthquake, accident, act of war, civil commotion or other similar cause or event occurring after the Effective Date such that STI has the right to terminate the HPT Lease as to such Hotel or would have such right if such Hotel were leased by STI pursuant to the HPT Lease and ShoLodge has not repaired such damage on or prior to the Effective Closing Date, Prime shall have the right to terminate this Agreement as to such damaged Hotel (and the Assets related thereto) only by giving written notice to ShoLodge on or prior to the Effective Closing Date, in which event (i) the Purchase Price shall be reduced by the applicable amount as reflected on Exhibit O attached hereto and incorporated herein by this reference, (such reduction to come first from the cash portion of the Purchase Price described in Section 6.1(a) and then from the ShoLodge debt securities described in Section 6.1(b)) and Exhibit N shall be appropriately modified, and (ii) if applicable, the "minimum annual rent" described in Section 4.3 shall be reduced by the applicable amount as specified on Exhibit P attached hereto and incorporated herein by this reference. If Prime fails to terminate this Agreement as to a damaged Hotel (and the Assets related thereto) by giving timely written notice of termination as provided herein or if a Hotel is damaged but the damage is such that Prime does not have an option to terminate this Agreement as to such damaged Hotel (and the Assets related thereto), Prime shall consummate the transactions contemplated hereunder (including, without limitation, as contemplated herein with respect to such damaged Hotel (and the Assets related thereto)), in which event the applicable Prime Subsidiary, except as otherwise provided in the HPT Lease, shall be entitled to all insurance or other proceeds payable by reason of such loss or damage to such damaged Hotel in excess of the amount spent by ShoLodge or a ShoLodge Subsidiary to repair such damage (insurance or other proceeds in such amount being payable to ShoLodge or such ShoLodge Subsidiary), and, in addition, there shall be a reduction in the Purchase Price by the amount by which any deductibles under the policies of insurance covering such loss or damage exceed the amount spent by ShoLodge or a ShoLodge Subsidiary to repair such damage which is not reimbursed from insurance or other proceeds. ShoLodge shall not permit STI to terminate the HPT Lease due to any casualty without the prior written approval of Prime, such written approval not to be unreasonably withheld, delayed or conditioned. In the event of a casualty to an Existing HPT Hotel such that Prime elects to terminate this Agreement as to such Hotel, ShoLodge agrees that, at Prime's request, ShoLodge shall cause STI to terminate the HPT Lease with respect to such Hotel pursuant to the provisions thereof. Further, prior to commencing the repair of any damage following a casualty event which would cost more than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in the aggregate to repair,

                  ShoLodge shall cause STI to obtain the prior written consent of Prime, not to be unreasonably withheld, conditioned or delayed, to such repair.

                  80.      The Agreement is hereby amended by deleting Section
13.4 thereof in its entirety and inserting in lieu thereof the following:

                           13.4 Condemnation. In the event of any actual or threatened taking pursuant to the power of eminent domain of all or any portion of any HPT Real Property or the Texas Real Property such that STI has the right to terminate the HPT Lease as to such HPT Real Property or would have such right if such HPT Real Property or such Texas Real Property were leased by STI pursuant to the HPT Lease or any proposed sale in lieu thereof, ShoLodge shall give written notice thereof to Prime promptly after ShoLodge learns or receives notice thereof, and Prime shall have the right to terminate this Agreement as to such HPT Real Property or such Texas Real Property (and the Assets related thereto), as applicable, only by giving written notice to ShoLodge on or prior to the date ten (10) days after receipt of such written notice from ShoLodge, in which event
                  (i) if applicable, the Purchase Price shall be reduced by the applicable amount as reflected on Exhibit O attached hereto and incorporated herein by this reference (such reduction to come first from the cash portion of the Purchase Price described in Section 6.1(a) and then from the ShoLodge debt securities described in Section 6.1(b)) and Exhibit N shall be appropriately modified, and (ii) if applicable, the "minimum annual rent" in Section 4.3 shall be reduced by the applicable amount as specified on Exhibit P attached hereto and incorporated herein by this reference. If Prime fails to terminate this Agreement as to any such HPT Real Property or any such Texas Real Property (and the Assets related thereto), as applicable, by giving timely written notice of termination as provided herein or if the taking or threatened taking of such HPT Real Property or Texas Real Property, as applicable, is such that Prime does not have an option to terminate this Agreement as to such HPT Real Property or such Texas Real Property (and the Assets related thereto), as applicable, Prime shall consummate the transactions contemplated hereunder (including, without limitation, as contemplated herein with respect to such HPT Real Property or such Texas Real Property (and the Assets related thereto), as applicable), in which event the applicable Prime Subsidiary or Prime, as applicable, except as otherwise provided in the HPT Lease, shall be entitled to all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened), but there shall be no reduction in the Purchase Price. ShoLodge shall not permit STI to terminate the HPT Lease due to any taking pursuant to the power of eminent domain without the prior written approval of Prime, such written approval of Prime not to be unreasonably withheld, delayed or conditioned. In the event of a taking with respect to any HPT Real Property, ShoLodge agrees that, at Prime's request, ShoLodge shall cause STI to terminate the HPT Lease with respect to such HPT Real Property pursuant to the provisions thereof.

                           In the event Prime timely elects to terminate this
                  Agreement pursuant to the preceding paragraph with respect to any HPT Real Property or any Texas Real

                  Property (and the Assets related thereto), as applicable, thereafter, ShoLodge and Prime shall be released and relieved of all further obligations, liabilities and claims hereunder with respect to such HPT Real Property or such Texas Real Property (and the Assets related thereto), as applicable, other than the performance by each party of its Post Termination Obligations with respect to such HPT Real Property or such Texas Real Property (and the Assets related thereto), as applicable. Such termination shall not affect the rights and obligations of the parties hereto with respect to the other Assets.

                  81. The Agreement is hereby amended by changing the reference to "Closing Date" in Section 15.11 thereof to "Effective Closing Date".

                  82. The Agreement is hereby amended by deleting the words "or the Development Site Purchase Price" from the second sentence of Section
15.18 thereof, by deleting the words "prior to the Closing Date" from the second sentence in Section 15.18 thereof and inserting in lieu thereof the words "on or prior to the Effective Closing Date" and by adding the word "Effective" before the words "Closing Date" both places in the third sentence of Section 15.18 thereof.

                  83. The Agreement is hereby amended by changing the reference to "Closing Date" in Section 15.20 thereof to "Effective Closing Date".

                  84. The Agreement is hereby amended by deleting the initial sentence of Section 15.21 thereof in its entirety and inserting in lieu thereof the following:

                  The amount of the HPT Lease Security Deposit is Twenty-Five Million Five Hundred Seventy-Five Thousand Two Hundred and No/100 Dollars ($25,575,200.00).

                  85.      The Agreement is hereby amended by deleting Section
17.1 thereof in its entirety and inserting in lieu thereof the following:

                           17.1 Closing. The Closing shall occur on such date as the parties hereto may agree upon in writing for the closing of the transactions contemplated hereby; provided, however, that such date shall not be later than July 21, 2000; provided, further, that if on such date the conditions precedent to Closing set forth in Sections 10.6, 10.8, 11.6 and 11.9 have not been satisfied, ShoLodge, by written notice to Prime, may postpone the Closing while ShoLodge diligently and continuously attempts to satisfy such conditions precedent, such postponed Closing to occur no later than the earlier of (i) the date one hundred five (105) days after the last day of the Due Diligence Period, and (ii) the date fifteen (15) days after such conditions precedent are satisfied.

                  86. The Agreement is hereby amended by deleting the language "the HPT Estoppel Certificate," from Section 17.2(a) thereof and inserting in lieu thereof the language "a copy as fully executed of the option agreements whereby Landlord is granted options to exchange the Alpharetta Property for the Mt. Laurel Property and the Albuquerque Property for the Fairfax County Property as described in Section 10.6,".

                  87. The Agreement is hereby amended by changing all references to "Closing Date" in Section 17.3 thereof to "Effective Closing Date".

                  88. The Agreement is hereby amended by deleting the language "prior to the Closing Date" in the first sentence of Section 17.4 in its entirety and inserting in lieu thereof the language "on or prior to the Effective Closing Date" and changing the reference to "Closing Date" in the second sentence of Section 17.4 thereof to "Effective Closing Date".

                  89.      The Agreement is hereby amended by deleting Section
17.5 thereof in its entirety and inserting in lieu thereof the following:

                           17.5 Closing Costs and Expenses. Prime shall pay or cause to be paid the premium for any title policy insuring Prime or a Prime Subsidiary, as applicable, as to the Real Property. All costs of recording the transfer and assignment documents to Prime or a Prime Subsidiary, as applicable, contemplated herein, including, without limitation, any and all real estate transfer taxes, shall be paid in accordance with local custom; provided, however, all recording costs, including, without limitation, any and all real estate transfer taxes, incurred in connection with the closing of (1) the exchanges contemplated in the last sentence of Section 11.6, (2) the purchase by ShoLodge of any property put to ShoLodge pursuant to Section 9(c) of the HPT Lease Amendment, and (3) the purchase by Prime of any property put to Prime pursuant to Section 9(c) of the HPT Lease Amendment and the exchanges contemplated in Section 5.4, in each case shall be paid by ShoLodge. ShoLodge shall also pay (i) all expenses incurred by Landlord which Landlord requests to be reimbursed by Prime or by ShoLodge to Landlord in connection with the exchanges contemplated in the last sentence of Section 11.6,
                  Section 5.3 or Section 5.4, including, without limitation, said expenses in connection with the amendment(s) to the HPT Lease and (ii) all reasonable out-of-pocket expenses, excluding attorneys fees and expenses, incurred by Prime or Prime HPT Subsidiary in connection with the exchange contemplated in the last sentence of Section 11.6 and the purchase and exchange contemplated in Section 5.3 or Section
                  5.4. Except as set forth in this paragraph or as otherwise expressly provided in this Agreement, each party shall be responsible for the payment of its own attorney's fees, copying expenses and other costs and expenses incurred in connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereunder. The provisions of this Section 17.5 shall survive the Closing and any termination of this Agreement.

                  90. The Agreement is hereby amended by deleting the words "and the adjacent bank property" from part (ii) of the initial sentence of
Section 17.6 thereof.

                  91.      The Agreement is hereby amended by deleting Section
18.2 thereof in its entirety and inserting in lieu thereof the following:

                           18.2 Radius Restriction. For a twenty (20) year period commencing on the Effective Closing Date, neither ShoLodge nor any ShoLodge Affiliate shall own, operate or franchise any all-suites hotel substantially similar in nature and kind to the AmeriSuites hotels to be operated by Prime or a Prime Subsidiary, as applicable, as contemplated in this Agreement anywhere within a certain designated area of each Hotel, such area being, as to the Existing HPT Hotels, the applicable "Restricted Trade Area" as set forth in Exhibit B to the HPT Lease, and such area being, as to the Texas Hotels, a three (3) mile radius of each such Texas Hotel. The foregoing, however, shall not apply to the Texas Hotels upon the expiration or earlier termination of the Texas Lease, other than a termination due to a default by Southeast, the hotels developed on the Development Sites or the hotels obtained by ShoLodge or any ShoLodge Affiliate pursuant to Section 5.2, Section 5.3 or Section 5.4 and the foregoing shall not limit ShoLodge or any ShoLodge Affiliate from (i) developing or constructing any all-suites hotel substantially similar in nature and kind to the AmeriSuites hotels contemplated herein within such restricted area as long as such hotel is both (A) operated by someone other than ShoLodge or a ShoLodge Affiliate, and (B) owned by someone other than ShoLodge or a ShoLodge Affiliate, or (ii) owning, operating or franchising (A) any "Shoney's" brand all-suites hotel within such restricted area, or (B) any other hotel within such restricted area as long as such other hotel is not an all-suites hotel substantially similar in nature and kind to the AmeriSuites hotels contemplated herein. The provisions of this Section 18.2 shall survive the Closing. Prime shall have the right to any remedies available to it at law or in equity, including without limitation, injunction, in the event ShoLodge or any ShoLodge Affiliate violates the covenant set forth in this Section 18.2.

                  92.      The Agreement is hereby amended by adding a new
Section 18.3, a new Section 18.4 and a new Section 18.5 at the end of Article XVIII as follows:

                           18.3 HPT Lease Extension. In the event that the HPT Lease extends beyond June 30, 2013 or in the event Landlord or an Affiliate of HPT and the Prime HPT Subsidiary or an Affiliate of Prime enter into a lease with respect to all of the Existing HPT Hotels leased pursuant to the HPT Lease immediately preceding the execution of such lease (including any hotel exchanged for an Existing HPT Hotel as contemplated in the last sentence of Section 11.6) which extends beyond June 30, 2013, then on July 1, 2013, Prime shall pay to ShoLodge an amount equal to Four Million Eight Hundred Seventeen Thousand Eight Hundred Seventy and No/100 Dollars ($4,817,870.00); provided, however, in the event that either (i) any portion of the HPT Lease Security Deposit which relates to an Existing HPT Hotel (or a hotel exchanged for an Existing HPT Hotel as contemplated in the last sentence of
                  Section 11.6) either (A) is returned to Prime or the Prime HPT Subsidiary prior to June 30, 2013 for any reason or (B) is applied against any obligation of the Prime HPT Subsidiary in accordance with the terms of the HPT Lease prior to June 30, 2013 due to a default by the Prime HPT Subsidiary under the HPT Lease, or (ii) any portion of the HPT Lease Security Deposit is paid to ShoLodge and Prime pursuant to the last sentence of the initial paragraph of Section 5.3 or the last sentence of the third paragraph of Section 5.4, and the rent payable under the Texas Lease is increased pursuant to Section
                  4.3 and there has been no default in the payment of such increased rent under the Texas Lease, then the amount payable by Prime to ShoLodge (as previously reduced, if applicable) shall be reduced by an amount equal to the assumed earnings on the portion of the HPT Lease Security Deposit returned, applied or paid, as applicable, at nine percent (9%) interest compounded monthly between the later of (x) July 1, 2011, or (y) the date of such return, application or payment, as applicable, and June 30, 2013. The calculation of the amount payable to ShoLodge as set forth in the preceding sentence is described in Exhibit T attached hereto and incorporated herein by this reference. In the event of any conflict between the calculation of the amount payable to ShoLodge as set forth in
                  (x) this Section 18.3 and (y) Exhibit T, the terms of Exhibit T shall govern. The provisions of this Section 18.3 shall survive the Closing. ShoLodge shall have any and all remedies available to it at law or in equity in the event Prime violates the provisions of this Section 18.3.

                           18.4 Option Agreements. From and after the Closing Date, ShoLodge shall not enter into an amendment to the option agreements whereby Landlord is given options to exchange the Alpharetta Property for the Mt. Laurel Property and the Albuquerque Property for the Fairfax County Property as described in Section 10.6 unless such amendment shall have been approved by Prime in writing prior to execution by ShoLodge, such approval not to be unreasonably withheld, delayed or conditioned. The provisions of this Section 18.4 shall survive the Closing.

                           18.5 Development Sites. From and after the Closing Date, and until the release of the transfer documents with respect to a particular Development Site from the escrow described in Section 5.6, ShoLodge agrees with respect to each such Development Site, as appropriate, that (x) it will not sell any interest in the applicable Development Site Subsidiary, (y) it will not allow an applicable Development Site Subsidiary to sell its respective Development Site, and
                  (z) it will prevent each applicable Development Site Subsidiary from encumbering its respective Development Site.

                  93. The Agreement is hereby amended by deleting the words "or the Development Site Purchase Price" from subparagraph (c) of Section 19.2 thereof and by deleting the language "on and after the Closing Date" and "on or after the Closing Date" in subparagraph (c) of Section 19.2 thereof and inserting in lieu thereof the language "after the Effective Closing Date".

                  94. The Agreement is hereby amended by deleting the words "or the Development Site Purchase Price" from subparagraph (c) of Section 19.3 thereof and by deleting the language "prior to the Closing Date" in subparagraph
(c) of Section 19.3 thereof and inserting in lieu thereof the language "prior to the Effective Closing Date".

                  95. The Agreement is hereby amended by deleting the last paragraph of Section 19.3 thereof in its entirety and inserting in lieu thereof the following.

                           Notwithstanding the foregoing, ShoLodge shall have no
                  obligation to indemnify Prime or the Prime Subsidiaries with respect to any representation or warranty concerning the condition of the STI Assets or the Texas Property or any portion thereof to the extent such condition can be corrected in the ordinary course (by maintenance, repair or replacement) pursuant to the terms of the HPT Lease or the Texas Lease with funds then in the "FF&E Reserve" created pursuant to the HPT Lease or the Texas Lease, as applicable.

                  96. The Agreement is hereby amended by adding at the end of Exhibit A thereto the pages A-30, A-31, A-32 and A-33 attached hereto and incorporated herein by this reference.

                  97. The Agreement is hereby amended by deleting Exhibit B thereto in its entirety and inserting in lieu thereof the following:

                                    EXHIBIT B

                             [Intentionally Deleted]

                  98. The Agreement is hereby amended by deleting Exhibit E thereto in its entirety and inserting in lieu thereof the Exhibit E attached hereto and incorporated herein by this reference.

                  99. The Agreement is hereby amended by deleting Exhibit F thereto in its entirety and inserting in lieu thereof the Exhibit F attached hereto and incorporated herein by this reference.

                  100. The Agreement is hereby amended by deleting Exhibit G thereto in its entirety and inserting in lieu thereof the Exhibit G attached hereto and incorporated herein by this reference.

                  101. The Agreement is hereby amended by deleting Exhibit H thereto in its entirety and inserting in lieu thereof the Exhibit H attached hereto and incorporated herein by this reference.

                  102. The Agreement is hereby amended by deleting Exhibit I thereto in its entirety and inserting in lieu thereof the Exhibit I attached hereto and incorporated herein by this reference.

                  103. The Agreement is hereby amended by deleting Exhibit J thereto in its entirety and inserting in lieu thereof the Exhibit J attached hereto and incorporated herein by this reference.

                  104. The Agreement is hereby amended by deleting Exhibit N thereto in its entirety and inserting in lieu thereof the Exhibit N attached hereto and incorporated herein by this reference.

                  105. The Agreement is hereby amended by deleting Exhibit P thereto in its entirety and inserting in lieu thereof the Exhibit P attached hereto and incorporated herein by this reference.

                  106. The Agreement is hereby amended by adding at the end thereof the Exhibit R, the Exhibit S and the Exhibit T attached hereto and incorporated herein by this reference.

                  107. All provisions of the Agreement not in conflict with this First Amendment shall remain in full force and effect.

                  108. Unless otherwise provided to the contrary herein, all capitalized undefined terms used in this First Amendment shall have the meanings assigned to them in the Agreement.

                  109. This First Amendment may be executed in multiple counterparts and by different parties on separate counterparts, each of which shall be deemed an original for all purposes, and all of which, when taken together, shall constitute but one and the same First Amendment.

                         (signatures on following page)

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed, all as of the date first above written.

                                         SHOLODGE, INC.

                                         By: /s/ Leon Moore
                                            ---------------------------------
Date:  July 9, 2000                      Title: President & CEO
                                               ------------------------------
                                         PRIME HOSPITALITY CORP.

                                         By: /s/ A. F. Petrocelli
                                            ---------------------------------
Date:  July 9, 2000                      Title: President
                                               ------------------------------

                                    EXHIBIT A

                    (attach pages A-30, A-31, A-32 and A-33)

                                    EXHIBIT E

                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT

                  THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT ("Assignment") is made and delivered on this _____ day of __________, 2000, by SUITE TENANT, INC., a Tennessee corporation ("Assignor"), to GLEN ROCK HOLDING CORP., a Delaware corporation ("Assignee").

                                   WITNESSETH:

                  WHEREAS, by Lease Agreement dated as of November 19, 1997 (the "Lease Agreement"), HPT Suite Properties Trust, a Maryland real estate investment trust ("Lessor"), as landlord, leased to Assignor, as tenant, certain parcels of land and improvements thereon as more particularly described in the Lease Agreement; and

                  WHEREAS, the Lease Agreement was supplemented by those certain letters dated November 19, 1997 (the "1997 Letters") among Hospitality Properties Trust, Lessor, ShoLodge, Inc. and Assignor concerning a Declaration of Restrictions recorded in the Allen County, Indiana Recorder's Office as Document Number 95-028307 and environmental matters related to certain property in San Antonio, Texas, respectively; and

                  WHEREAS, the Lease Agreement was amended by that certain First Amendment to Lease Agreement (the "First Amendment") dated as of March 5, 1999, between Lessor and Assignor; and

                  WHEREAS, the Lease Agreement was further amended by that certain Second Amendment to Lease Agreement and First Amendment to Incidental Documents (the "Second Amendment") dated as of June 29, 1999, among Hospitality Properties Trust, Lessor, ShoLodge, Inc. and Assignor; and

                  WHEREAS, the Lease Agreement was further supplemented by that certain letter dated June 29, 1999 (the "1999 Letter") from Assignor to Lessor concerning revenues from the sale of liquor; and

                  WHEREAS, the Lease Agreement was further amended by that certain Third Amendment to Lease Agreement (the "Third Amendment") dated as of March 3, 2000, between Lessor and Assignor; and

                  WHEREAS, the Lease Agreement was further amended by that certain Fourth Amendment to Lease Agreement and Amendment to Incidental Documents (the "Fourth Amendment") dated as of May 11, 2000, among Hospitality Properties Trust, Lessor, ShoLodge, Inc. and Assignor (the Lease Agreement as amended or supplemented by the 1997 Letters, the First Amendment, the Second Amendment, the 1999 Letter, the Third Amendment and the Fourth Amendment is collectively referred to herein as the "Lease"); and

                  WHEREAS, Assignor now desires to assign its interest under the Lease to Assignee, and Assignee desires to assume all of Assignor's obligations under the Lease which first accrue from and after the date of this Assignment, on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby grants, assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Lease (including, without limitation, the "Retained Funds" and the "FF&E Reserve" (both as described in the Lease)) and the leasehold estate of Assignor as created by the Lease, together with any and all easement rights of any kind appurtenant to and benefitting the premises demised under the Lease and with all right, title and interest of Assignor in and to any and all buildings, structures and improvements now or hereafter erected on, over, upon or under the premises demised under the Lease and together with all right, title and interest of Assignor in and to the "Fixtures" and the "Leased Personal Property" (both as described in the Lease).

                  TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from the date hereof and for the rest of the term mentioned in the Lease, subject to the terms, covenants, provisions and conditions of the Lease, and subject to all existing title encumbrances of record.

                  Assignee hereby assumes and agrees to perform all obligations, covenants and agreements of Assignor under the Lease arising after the Effective Closing Date (as defined in the Purchase Agreement described below) and to be bound by all the respective terms and provisions thereof after the Effective Closing Date.

                  Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all liability, loss, costs, damages and expenses, including reasonable attorneys' fees, incurred by Assignee as a result of Assignor's failure to perform its obligations under the Lease which arose on or before the Effective Closing Date, including specifically, without limitation, Assignor's failure to comply with Section 4.3.1 of the Lease, even if such failure to comply is discovered after the Effective Closing Date, including, without limitation, with respect to the premises demised under the Lease located in Smyrna, Georgia, San Antonio (Riverwalk), Texas and Austin, Texas.

                  Assignee hereby agrees to indemnify and hold Assignor harmless from and against any and all liability, loss, costs, damages and expenses, including reasonable attorneys' fees, incurred by Assignor as a result of Assignee's failure to perform its obligations under the Lease which arise after the Effective Closing Date.

                  This Assignment is made pursuant to and subject to the terms and provisions of that certain Sale and Purchase Agreement dated March 16, 2000, as amended by that certain First Amendment to Sale and Purchase Agreement dated as of ____________, 2000, both between ShoLodge, Inc. and Prime Hospitality Corp. (collectively, the "Purchase Agreement"); provided, that the indemnities provided in this Assignment shall not be subject to any limitations set forth in the Purchase Agreement.

                  Assignor agrees to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts and assurances as Assignee may reasonably require to perfect Assignee's interest in the Lease and the leasehold estate assigned by this Assignment.

                  Simultaneously with the execution and delivery of this Assignment, Assignor has executed and delivered to Assignee various other instruments of transfer and conveyance. Nothing herein contained shall be deemed to limit or restrict the properties, assets and rights conveyed, assigned or transferred to or acquired by Assignee by such other instruments.

                  This Assignment may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Assignment on the date set forth above.

                                         ASSIGNOR:

                                         SUITE TENANT, INC., a Tennessee
                                         corporation

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                         ASSIGNEE:

                                         GLEN ROCK HOLDING CORP.,
                                         a Delaware corporation

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                    EXHIBIT F

                                  BILL OF SALE

                  [Suite Tenant, Inc.] [Southeast Texas Inns, Inc.] (herein "Seller"), a Tennessee corporation having an office at 130 Maple Drive North, Hendersonville, Tennessee 37075, in consideration of Ten and No/100 Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to [Glen Rock Holding Corp.] [May-Ridge, L.P.] (herein "Buyer"), a [Delaware corporation] [Delaware limited partnership] having an office at 700 Route 46 East, Fairfield, New Jersey 07004, all of Seller's right, title and interest in and to the [STI] [Texas] Inventory and the [STI] [Texas] Advance Payments (as those terms are defined in the Purchase Agreement described below).

                  This Bill of Sale is made pursuant to and subject to the terms and provisions of that certain Sale and Purchase Agreement dated March 16, 2000, as amended by that certain First Amendment to Sale and Purchase Agreement dated as of _____________, 2000, both between ShoLodge, Inc. and Prime Hospitality Corp. (collectively, the "Purchase Agreement").

                  Seller agrees to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts and assurances as Buyer may reasonably require to more fully vest in Buyer title to any and all of the properties transferred by this Bill of Sale.

                  Simultaneously with the execution and delivery of this Bill of Sale, Seller has executed and delivered to Buyer various other instruments of transfer and conveyance. Nothing herein contained shall be deemed to limit or restrict the properties, assets and rights conveyed, assigned or transferred to or acquired by Buyer by such other instruments.

                  IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by an officer duly authorized the ____ day of __________, 2000.

                           [Suite Tenant, Inc.] [Southeast Texas Inns, Inc.], a Tennessee corporation

                           By:
                              ---------------------------------------------
                           Title:
                                 -----------------------------------------
STATE OF ___________)
COUNTY OF __________)

                  The foregoing instrument was acknowledged before me this _____ day of __________, 2000, by ____________________, the __________ of [Suite
Tenant, Inc.] [Southeast Texas Inns, Inc.], a Tennessee corporation, on behalf of the corporation.

                           -----------------------------------------------
                           Notary Public
                           My commission expires:
                                                 -------------------------

                                    EXHIBIT G

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS

                  FOR VALUE RECEIVED, [Suite Tenant, Inc.] [Southeast Texas Inns, Inc.], a Tennessee corporation ("Assignor"), hereby conveys, assigns, transfers and sets over unto [Glen Rock Holding Corp.] [May-Ridge, L.P.], a [Delaware corporation] [Delaware limited partnership] ("Assignee"), to the extent assignable, all the right, title and interest of Assignor, if any, in and to the [STI] [Texas] Operating Agreements (as that term is defined in the Purchase Agreement described below).

                  Assignee hereby accepts the foregoing conveyance, assignment and transfer and hereby assumes all obligations of Assignor under the [STI] [Texas] Operating Agreements accruing after the Effective Closing Date (as defined in the Purchase Agreement described herein).

                  Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all liability, loss, costs, damages and expenses, including reasonable attorneys' fees, incurred by Assignee as a result of Assignor's failure to perform its obligations under the [STI] [Texas] Operating Agreements which arose on or before the Effective Closing Date.

                  Assignee hereby agrees to indemnify and hold Assignor harmless from and against any and all liability, loss, costs, damages and expenses, including reasonable attorneys' fees, incurred by Assignor as a result of Assignee's failure to perform its obligations under the [STI] [Texas] Operating Agreements which arise after the Effective Closing Date.

                  This Assignment is made pursuant to and subject to the terms and provisions of that certain Sale and Purchase Agreement dated March 16, 2000, as amended by that certain First Amendment to Sale and Purchase Agreement dated as of July 9, 2000, both between ShoLodge, Inc. and Prime Hospitality Corp. (collectively, the "Purchase Agreement"); provided, that the indemnities provided in this Assignment shall not be subject to any limitations set forth in the Purchase Agreement.

                  Assignor agrees to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts and assurances as Assignee may reasonably require to perfect Assignee's interest in the properties assigned by this Assignment and Assumption of Contracts.

                  Simultaneously with the execution and delivery of this Assignment and Assumption of Contracts, Assignor has executed and delivered to Assignee various other instruments of transfer and conveyance. Nothing herein contained shall be deemed to limit or restrict the properties, assets and rights conveyed, assigned or transferred to or acquired by Assignee by such other instruments.

                  This Assignment and Assumption of Contracts may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Contracts the _____ day of _____________, 2000.

                           ASSIGNOR:

                           [Suite Tenant, Inc.] [Southeast Texas Inns, Inc.], a Tennessee corporation

                           By:
                              -------------------------------------------------
                           Title:
                                  ---------------------------------------------

                           ASSIGNEE:

                           [Glen Rock Holding Corp.] [May-Ridge, L.P.], a [Delaware corporation] [Delaware limited partnership]

                           By:
                              -------------------------------------------------
                           Title:
                                  ---------------------------------------------

                                    EXHIBIT H

                               HPT LEASE AMENDMENT

                                (to be attached)

                                    EXHIBIT H

                                       to

                 First Amendment to Sale and Purchase Agreement

                 CONSENT TO ASSIGNMENT, FIFTH AMENDMENT TO LEASE
                AGREEMENT AND AMENDMENT TO INCIDENTAL DOCUMENTS

         THIS CONSENT TO ASSIGNMENT, FIFTH AMENDMENT TO LEASE AGREEMENT AND AMENDMENT TO INCIDENTAL DOCUMENTS (this "AGREEMENT") is entered into as of the 9th day of July, 2000, by and among HPT SUITE PROPERTIES TRUST, a Maryland real estate investment trust ("LANDLORD"), SUITE TENANT, INC., a Tennessee corporation ("ASSIGNOR") and GLEN ROCK HOLDING CORP., a Delaware corporation ("ASSIGNEE").

                                   WITNESSETH:

         WHEREAS, Landlord and Assignor entered into a Lease Agreement, dated as of November 19, 1997, as amended by two (2) letters dated November 19, 1997, the First Amendment to Lease Agreement, dated as of March 5, 1999, the Second Amendment to Lease Agreement and First Amendment to Incidental Documents (the "SECOND AMENDMENT"), dated as of June 29, 1999, a letter dated June 29, 1999, the Third Amendment to Lease Agreement dated as of March 3, 2000 and the Fourth Amendment to Lease Agreement and Amendment to Incidental Documents (the "FOURTH AMENDMENT"), dated as of May 11, 2000 (as so amended, the "LEASE"), a copy of which Lease is attached hereto as Exhibit A hereto;

         WHEREAS, Assignor simultaneously herewith has assigned, and Assignee has assumed, the Lease, and Landlord is willing to consent to such assignment and assumption subject to and upon the terms and conditions set forth in this Agreement; and

         WHEREAS, Assignee and Landlord desire to amend the Lease as herein after provided (the Lease as amended by this Agreement, the "AMENDED LEASE").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. (a) Each of Assignor and Assignee represents and warrants to Landlord that pursuant to a separate instrument (i) Assignor has irrevocably and absolutely assigned all of Assignor's right, title and interest in, to and under the Lease to Assignee effective as of the date hereof, (ii) except as may be expressly provided herein, Assignee has irrevocably and absolutely (A) assumed and agreed to discharge all of Assignor's obligations under the Lease arising from and after the date hereof and (B) agreed to be bound by all of the terms, covenants and conditions of the Lease binding upon the Tenant thereunder from and after the date hereof and (iii) such assignment and assumption are effective as of the date hereof.

         (b) Each of Assignee and Assignor also warrants and represents that simultaneously herewith, (i) ShoLodge has assigned to Prime Hospitality Corp. ("PRIME") all of ShoLodge's right, title and interest in and to the Guaranty Deposit held under that certain Limited Guaranty Agreement, dated as of November 19, 1997, made by ShoLodge for the benefit of Landlord and Hospitality Properties Trust as amended and supplemented by two (2) letters dated November 19,1999, the Second Amendment and the Fourth Amendment (as so amended and supplemented, the "GUARANTY") and (ii) Prime has contributed to Assignee all of Prime's right to receive interest on the Guaranty Deposit pursuant to the terms of this Agreement attributable to the Term.

         (c) Landlord hereby consents to the such assignments and assumption. This consent does not constitute consent to any further assignment, mortgage, pledge, hypothecation, encumbrance or other transfer of the Guaranty Deposit or the Amended Lease or any subletting or by Assignee, which shall, in each case, require Landlord's further consent except to the extent such consent is expressly not required pursuant to the terms of Section 16.3 of the Amended Lease. Assignor and Assignee acknowledge and agree that other than for a copy of the instruments of such assignment and assumption, Landlord has not been provided with, reviewed or consented to any of the transactions between Assignor (and its affiliates) and Assignee (and its affiliates). Accordingly, Landlord shall in no way be deemed to have consented to, approved, bound by or subject to such transactions or the terms thereof.

         2. REPRESENTATIONS OF ASSIGNEE ETC. As an inducement to Landlord to enter into this Agreement, Assignee represents and warrants to Landlord and Assignor, as of the date hereof:

         (a) STATUS AND AUTHORITY OF ASSIGNEE, ETC. Assignee is a corporation duly organized and validly existing under the laws of its state of incorporation and has all requisite power and authority (corporate and other) under the laws of such state and its respective charter documents to own its property and assets, to enter into and perform its obligations under the Amended Lease and this Agreement and to transact the business in which it is engaged or presently proposes to engage. Assignee is duly qualified in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

         (b) CORPORATE ACTION OF ASSIGNEE, ETC. Assignee has taken all necessary action (corporate or other) under its charter documents to authorize the assumption and performance of the Amended Lease and the execution, delivery and performance of this Agreement, and the Amended Lease and this Agreement constitute the valid and binding obligations and agreements of Assignee enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors.

         (c) NO VIOLATIONS OF OTHER AGREEMENTS, ETC. None of the assumption of the Amended Lease, the execution and delivery of this Agreement by Assignee, and compliance with the terms and provisions thereof and hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Assignee pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which Assignee may be a party or by which it or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

         (d) JUDGMENTS; LITIGATION. There are no judgments presently outstanding and unsatisfied against Assignee or any of its properties, and none of Assignee or any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect Assignee, and no such material litigation or proceeding is, to the knowledge of Assignee, threatened against Assignee, and no investigation looking toward such a proceeding has begun or is contemplated.

         (e) DISCLOSURE. To the knowledge of Assignee, neither this Agreement nor any other document, certificate or statement furnished to Landlord or its affiliates, by or on behalf of Assignee, in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of Assignee, there is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of Assignee which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to Landlord in connection with the transactions contemplated hereby.

         (f) BROKERAGE. Assignee dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby.

         (g) SALE. Simultaneously with the execution and delivery hereof, Assignee has acquired from Assignor all of Assignor's right, title and interest in and to all tangible personal property used or useful in connection with the operation of the Properties, the FF&E Reserve and the Retained Funds, free and clear of all liens, claims and encumbrances other than those in favor of Landlord.

         (h) PRIME. All of the issued and outstanding stock of Assignee is held by Prime, free and clear of all liens, claims, assertions and encumbrances other than those in favor of Landlord. Assignee shall not have any other outstanding stock.

         (i) BANKRUPTCY REMOTE. Assignee has (i) not sought or consented to any dissolution, winding up, liquidation, consolidation, merger or sale of all or substantially all of its assets, (ii) not failed to correct any known misunderstanding regarding its separate identity, (iii) maintained its accounts, books and records separate from any other Person, (iv) maintained its books, records, resolutions and agreements as official records, (v) not commingled its funds or assets with those of any other Person and has held its assets in its own name, (vi) conducted its business in its own name, (vii) maintained its financial statements, accounting records and other entity documents separate from any other Person, (viii) paid its own liabilities out of its own funds and assets, (ix) observed all organizational formalities, (x) not assumed or guaranteed or become obligated for the debts of any other Person or held out its credit as being available to satisfy the obligations of any other Person, (xi) not acquired obligations or securities of its members or shareholders, (xii) allocated fairly and reasonably any overhead for shared office space and used separate stationery, invoices and checks, (xiii) not pledged any of its assets for the benefit of any other Person, (xiv) held and identified itself as a separate and distinct entity under its own name and not as a division or part of any other Person, (xv) not made any loans to any Person, (xvi) not identified its members or shareholders, or any of its Affiliates as a division or part of it, or (xvii) not entered into or become a party to any transaction with its members or shareholders, or its Affiliates except the Amended Lease, this Agreement and the Incidental Documents or in the ordinary course of its business and, in each case, on terms which are fair and are no less favorable to it than would be obtained in a comparable arm's length transaction with an unrelated third party, (xviii) not filed a bankruptcy or insolvency petition or otherwise instituted insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest, (xix) paid the salaries of its own employees and maintained a sufficient number of employees in light of its business operations,
(xx) maintained adequate capital in light of its contemplated business operations or (xxi) not engaged in any business activity other than the leasing, operating and owning of the Leased Premises for its Permitted Use as stated in its organizational documents.

         Assignee's liability with respect to the representations and warranties set forth in this Agreement shall survive the execution and delivery hereof.

         3. REPRESENTATIONS OF ASSIGNOR ETC. As an inducement to Landlord to enter into this Agreement, Assignor represents and warrants to Landlord and Assignee, as of the date hereof:

         (a) STATUS AND AUTHORITY OF ASSIGNOR, ETC. Assignor is a corporation duly organized and validly existing under the laws of its state of incorporation and has all requisite power and authority (corporate and other) under the laws of such state and its respective charter documents to own its property and assets, to enter into and perform its obligations under this Agreement and to transact the business in which it is engaged or presently proposes to engage. Assignor is duly qualified in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

         (b) CORPORATE ACTION OF ASSIGNOR, ETC. Assignor has taken all necessary action (corporate or other) under its charter documents to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the valid and binding obligation and agreement of Assignor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors.

         (c) NO VIOLATIONS OF OTHER AGREEMENTS, ETC. Neither the execution and delivery of this Agreement by Assignor, nor compliance with the terms and provisions thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Assignor pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which Assignor may be a party or by which it or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

         (d) JUDGMENTS; LITIGATION. There are no judgments presently outstanding and unsatisfied against Assignor or any of its properties, and none of Assignor or any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect Assignor, and no such material litigation or proceeding is, to the knowledge of Assignor, threatened against Assignor, and no investigation looking toward such a proceeding has begun or is contemplated.

         (e) DISCLOSURE. To the knowledge of Assignor, neither this Agreement nor any other document, certificate or statement furnished to Landlord or its affiliate by or on behalf of Assignor, in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of Assignor, there is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of Assignor which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to Landlord in connection with the transactions contemplated hereby.

         (f) BROKERAGE. Assignor dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby.

         (g) SALE. Simultaneously with the execution and delivery hereof, Assignee has acquired from Assignor all of Assignor's right, title and interest in and to all tangible personal property used or useful in connection with the operation of the Properties, the FF&E Reserve, and the Retained Funds, free and clear of all liens, claims and encumbrances other than those in favor of Landlord.

         (h) THE LEASE. The Lease (a true, correct and complete copy of which is attached to this Agreement as Exhibit A) is in full force and effect, there is no Event of Default thereunder, there are no facts or circumstances which with the giving of notice, the lapse of time or both would constitute such an Event of Default and, to the knowledge of Assignor, Landlord has fully and faithfully performed all of its obligations under the Lease and is not in default or breach thereof. The amount of Retained Funds under the Lease is $25,575,200.00 and the amount of the Guaranty Deposit is $14,000,000.

         Assignor's liability with respect to the representations and warranties set forth in this Agreement shall survive the execution and delivery hereof and shall not be assumed by Assignee.

         4. REPRESENTATIONS OF LANDLORD. Landlord represents and warrants to Assignee as of the date hereof that:

         (a) STATUS AND AUTHORITY OF LANDLORD. Landlord is a Maryland real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Landlord has duly qualified and is in good standing as a trust or unincorporated business association in each jurisdiction in which the nature of the business conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

         (b) ACTION OF LANDLORD. Landlord has taken all necessary action to authorize the execution, delivery and performance of the Amended Lease and this Agreement, and each of them constitutes the valid and binding obligation and agreement of Landlord, enforceable against Landlord in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

         (c) NO VIOLATIONS OF AGREEMENTS. None of the execution, delivery and performance of the Lease and this Agreement by Landlord, and compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Landlord pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Landlord or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

         (d) JUDGMENTS; LITIGATION. There are no judgments presently outstanding and unsatisfied against Landlord or any of its properties, and neither Landlord nor any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect Landlord, and no such material litigation or proceeding is, to the knowledge of Landlord, threatened against Landlord, and no investigation looking toward such a proceeding has begun or is contemplated.

         (e) THE LEASE. A true and complete copy of the Lease is attached hereto as Exhibit A. Except as set forth in Exhibit A, the Lease has not been modified or amended. Landlord has no knowledge of any Event of Default under the Lease or of other circumstance which with notice, the lapse of time or both would constitute such an Event of Default or the Lease not being in full force and effect. The amount of Retained Funds is $25,575,200.00, and the amount of the Guaranty Deposit is $14,000,000. Neither HPT nor Landlord has offset any obligations of Assignor under the Lease against the Retained Funds or Guaranty Deposit.

         Landlord's liability with respect to the representations and warranties set forth in this Agreement shall survive the execution and delivery hereof.

         5. ADDITIONAL ASSIGNEE OBLIGATIONS. Simultaneously with the execution and delivery hereof, Assignee shall cause each of the following to be delivered to Landlord, each of which shall be satisfactory in form and substance to Landlord:

         (a) A security agreement with respect to all tangible personal property owned or used by Assignee and used in connection with the operation of the Properties, such security agreement to create a first lien and security interest in such property and to be otherwise in form and substance satisfactory to Landlord (the "SECURITY AGREEMENT");

         (b)      Such financing statements as Landlord may reasonably require;

         (c) An assignment and security agreement with respect to the FF&E Reserve, such assignment and security agreement to create a first lien in the FF&E Reserve (the "FF&E PLEDGE");

         (d) A stock pledge agreement with respect to all of the issued and outstanding stock of Assignee, together with such stock and a stock power in blank, each executed and delivered by Prime, such stock pledge and security agreement to create a first lien and security interest in such shares (the "STOCK PLEDGE");

         (e) A subordination agreement from Prime for the benefit of, and in form and substance satisfactory to, Landlord (the "SUBORDINATION AGREEMENT");

         (f) A Deposit Account Control Agreement in form and substance satisfactory to the Landlord executed and delivered by Assignee and the bank at which the FF&E Reserve is maintained;

         (g) An opinion of Willkie Farr & Gallagher with respect to the bankruptcy remoteness of Assignee and the due execution, delivery and enforceability of this Agreement and the other instruments and documents executed in connection herewith by and against Assignee and Prime;

         (h) Evidence regarding the due transfer of any liquor and other licenses from Assignor to Assignee or, if any such transfer is still pending, other evidence and assurances that the operations of the Properties and the values thereof will not be adversely affected by reason of the pendency of such transfer;

         (i) Insurance Certificates evidencing that the insurance required under the Lease is in full force and effect;

         (j) Copies of all management agreements affecting the Properties not previously delivered to Landlord;

         (k) Tax lien and judgment searches with respect to Assignee and Prime satisfactory to Landlord;

         (l) Copies of Assignee's Charter or Certificate of Incorporation, certified by the Secretary of State of the state of its incorporation;

         (m) Evidence of the due execution and delivery hereof and the documents executed in connection hereunder by Assignee and Prime (including certified by-laws and incumbency certificates);

         (n) Evidence that Assignee is duly qualified to do business in each jurisdiction in which any of the Properties is located;

         (o) An Exchange Option Agreement to exchange the Property located in Las Colinas, Texas (the "PRIME EXCHANGE PROPERTY"), for a new AmeriSuites property currently under development in Utica, Michigan (the "MI OPTION"); and

         (p) An amount equal to the Minimum Rent, Additional Rent and other amounts payable under the Lease with respect to the month in which this Agreement is executed which are not yet due and payable under the terms of the Lease (without giving effect to the terms hereof). Assignee acknowledges and agrees that "Total Hotel Sales" for the current Fiscal Year shall include all revenue and receipt of every kind derived by Assignor or Assignee from operating the Properties and the parts thereof.

         6. ADDITIONAL ASSIGNOR OBLIGATIONS. Simultaneously with the execution and delivery hereof, Assignor shall cause each of the following to be delivered to Landlord, each of which shall be satisfactory in form and substance to Landlord:

         (a) Evidence that all management agreements between Assignor and its affiliates with respect to any of the Properties have been terminated;

         (b) An Exchange Option Agreement to exchange the property located in Alpharetta, Georgia for a new AmeriSuites property to be built in Chantilly, Virginia (the "VA OPTION");

         (c) An Exchange Option Agreement to exchange the Property located in Albuquerque, New Mexico for a new AmeriSuites property to be built in Mt. Laurel, New Jersey (the "NJ OPTION"; the NJ Option, the MI Option and the VA Option, each an "EXCHANGE OPTION", and collectively, the "EXCHANGE OPTIONS");

         (d) A supplemental guaranty from Sholodge for the benefit of Landlord (the "SUPPLEMENTAL GUARANTY"); and

         (e) An opinion of Assignor's counsel with respect to the due execution, delivery and enforceability of this Agreement, the VA Option, the NJ Option and such supplemental guaranty.

         7. ADDITIONAL OBLIGATIONS OF LANDLORD. Simultaneous herewith, Landlord shall execute and deliver a partial release in favor of Assignor, in form and substance satisfactory to Landlord.

         8.       CERTAIN AMENDMENTS.

         (a) The following definitions are hereby inserted in Article 1 of the Lease:

         "Independent Director" shall mean a natural person who is not at the time of initial appointment and has not been at any time during the preceding five (5) years: (a) a stockholder, director (other than independent director for other Affiliates that are bankruptcy remote single purpose entities), officer, employee, partner, member, trustee or beneficial-interest holder of Tenant or any of its Affiliates; (b) a customer, supplier or other Person who derives in any twelve month period in excess of $50,000 of its purchases or revenues from its activities with Tenant or any of its Affiliates, stockholders, directors, officers, employees, partners, managers, members, trustees or beneficial-interest holders of any such customer, supplier or other Person s;
(c) a Person controlling or under common control with any Person described in clause (a) or (b) above; or (d) a member of the immediate family of any Person described in clause (a), (b) or (c) above. For the purpose of this definition alone, an "Affiliate" of a Person is any other Person (i) which owns beneficially, directly or indirectly, more than 5% of the outstanding shares of the common stock or other voting securities of such first Person or which is otherwise in control of such first Person, (ii) of which more than 5% of the outstanding voting securities are owned beneficially, directly or indirectly, by any Person described in clause (i) above, or (iii) which is controlled by, or under common control with, any Person described in clause (i) above; the terms "control" and "controlled by" shall have the meanings assigned to them in Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

         "Single Purpose Entity" shall mean a corporation, which, at all times since its formation and thereafter, (i) was organized solely for the purpose of
(x) leasing the Leased Property for its Permitted Use or (y) guaranteeing the Amended Lease, (ii) has not and will not engage in any business unrelated to leasing the Leased Property for its Permitted Use or guaranteeing the Amended Lease, (iii) has not and will not have any assets other than those related to leasing the Leased Property for its Permitted Use or guaranteeing the Amended Lease, (iv) except as otherwise expressly permitted by this Agreement, has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, or amendment of its articles of incorporation, (v) has and will have at least one Independent Director, (vi) the board of directors of such corporation may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including an Independent Director shall have participated in such vote, (vii) has not and will not fail to correct any known misunderstanding regarding the separate identity of such corporation, (viii) without the unanimous consent of all of the directors and has not and will not with respect to itself or to any other Person which it has a direct or indirect legal or beneficial ownership interest (a) file or consent to a bankruptcy, insolvency or reorganization petition or otherwise institute or consent to insolvency proceedings or otherwise seek or consent to any relief under any laws relating to the relief from debts or the protection of debtors generally; (b) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such Person or all or any portion of such Person's properties; (c) make any assignment for the benefit of such Person's creditors or (d) take any action that might cause such Person to become insolvent, (ix) has maintained and will maintain its accounts, books and records separate from any other Person, (x) has maintained and will maintain its books, records, resolutions and agreements as official records, (xi) has not and will not commingle its funds or assets with those of any other Person, (xii) has held and will hold its assets in its own name, (xiii) has conducted and will conduct its business in its name other than to operate, own or lease the Leased Property using a service mark and/or under a trade name including the name "AmeriSuites", (xiv) has maintained and will maintain its financial statements, accounting records, and other entity documents separate from any other person, (xv) has paid and will pay its liabilities, including salaries of any employees, out of its own funds and assets, (xvi) has observed and will observe all corporate formalities, (xvii) has maintained and will maintain an arms-length relationship with its affiliates, (xviii) has no Indebtedness other than (1) amounts due under the Amended Lease and (2) unsecured trade payables incurred in the ordinary course of business relating to owning, leasing and operating the Leased Property which do not exceed, at any time, a maximum amount of $1,000,000 and that are paid within sixty (60) days of the date incurred, (xix) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person,
(xx) will not acquire obligations or securities of its partners, members or shareholders, (xxi) has established and maintains an office though which it conducts its business separate and apart from that of any of its Affiliates or has allocated and will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationary, invoices and checks, (xxii) except pursuant hereto and the Incidental Documents, has not and will not pledge its assets for the benefit of any other Person, (xxiii) has held and identified itself and will hold itself and its own name and not as a division or part of any other Person and has not failed to correct any known misunderstanding regarding its separate identity, (xxiv) has not made and will not make loans to any Person, (xxv) has not and will not identify its partners, members or shareholders, or any Affiliates of any of them as a division or part of it, (xxvi) has not entered and will not enter into or be a party to, any transaction with its partners, members, shareholders or its Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, and (xxvii) has maintained and will maintain adequate capital in light of its contemplated business operations.

         (b) The terms "Amended Lease" and "Prime" as used in the Lease shall each have the meanings ascribed to each such term in this Agreement. The term "Consent" as used in the Lease shall mean this Agreement.

         (c) Section 2.3 of the Lease is hereby amended by deleting the date "June 30, 2011" appearing therein and inserting the date "June 30, 2013" in its place.

         (d)      Section 2.4 of the Lease is hereby amended by deleting "five
(5)" on the third line thereof and replacing it with "three (3)", and by deleting "ten (10)" on that line and inserting "fifteen (15)" in its place.

         (e) If any of the representations or warranties made herein by Assignee shall be false or misleading in any material respect, the same shall constitute a Event of Default under the Lease.

         (f) All notices required or desired to be given under the Lease to Assignee shall be addressed as follows:

                  c/o Prime Hospitality Corp.
                  700 Route 46 East
                  Fairfield, NJ 07007
                  Attention: Mr. Douglas W. Vicari, Senior Vice President
                  Telecopy: (973) 882-7635

                  with a copy to:

                  Prime Law Department
                  700 Route 46 East
                  Fairfield, NJ 07007
                  Attention: Joseph Bernadino, Esq., General Counsel
                  Telecopy: (973) 882-1787

         (g) The term "Incidental Documents" as used in the Lease shall mean the MI Option, the Guaranty, the Security Agreement, the FF&E Pledge, Subordination Agreement and the Stock Pledge, as each of them may be amended from time to time.

         (h) The term "ShoLodge" as used in Sections 1.19, 12.1(k), 16.1, 17.2, 21.10 and 22.11 of the Lease shall mean Prime, and the term "ShoLodge" as used in Section 12.1(e) of the Lease shall mean Prime or Guarantor.

         (i) The term "ShoLodge Parties" as used in Section 12.1(f) of the Lease shall mean Prime and/or Guarantor and the parenthetical "(as defined in the Purchase Agreement)" in said Section is deleted.

         (j) There is inserted in the Lease new Sections 12.1(l), 12.1(m), 12(n) and (o) as follows:

                  (l) should Tenant fail to fully and faithfully observe the terms of Section 21.11; or

                  (m) should there occur any other event of circumstance which constitutes an Event of Default under this Agreement pursuant to the terms of the Amended Lease; or

                  (n) should any petition be filed by or against the guarantor under the Guaranty (the "Guarantor") under the Federal bankruptcy laws, or should any other proceeding be instituted by or against Guarantor seeking to adjudicate Guarantor a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of Guarantor's debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Guarantor or for any substantial part of the property of Guarantor unless, in each instance, within 30 days thereafter, Prime assumes the obligations of the Guarantor under the Guaranty subject to (x) the limitation that the Guarantor's liability thereunder is limited to $14,000,000 and (y) the non-recourse provisions thereof; or

                  (o) should any petition be filed by or against Prime under the Federal bankruptcy laws, or should any other proceeding be instituted by or against Prime seeking to adjudicate Prime a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of Prime's debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Prime or for any substantial part of the property of Prime and such proceeding is not dismissed within one hundred eighty (180) days after institution thereof;

         (k) On or before the later of March 31, 2001 and the date that is nine (9) months after the date hereof, Assignee, at its own cost and expense, shall cause the Leased Properties to be re-flagged as "AmeriSuites" hotels. All costs and expenses of this re-flagging including, without limitation, new signage, marketing materials and any new front desk system shall be paid by Prime. No portion of such cost shall be paid for with funds from the FF&E Reserve. With respect to each Property, upon such Property being so re-flagged:
(i) the phrase "Sumner Suites" in Section 4.1.1(a) of the Lease shall be deemed deleted and "AmeriSuites" is inserted in its place; and (ii) the third sentence of Section 4.1.1(a) of the Lease shall be deemed deleted and replaced with:

                  Tenant shall operate the Leased Properties under the brand name which Tenant and its Affiliated Persons operate most of the other hotels owned, leased or otherwise operated by them which are similar to the Leased Properties, which brand name, as of the date of the Consent, is "AmeriSuites". Tenant shall not change the brand of the Hotels without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned, it being agreed that, it shall be reasonable for Landlord to withhold its consent to a brand name that is generally associated with lower prices than the brand name under which the Hotels are then currently being operated.

         (l)      There is inserted in the Lease a new Section 21.11 as follows:

                  21.11 Negative Covenants. Except as expressly permitted in this Agreement, Tenant shall not, without the prior written consent of the Landlord:

                  a) purchase or lease any real property other than the Leased Property, have any assets or liabilities other than assets or liabilities derived from or related to the Leased Property or engage in any business or undertake any activity other than as permitted herein, including, without limitation, the operation, as a lessee or otherwise, of any property other than the Leased Property;

                  b)       have any subsidiaries;

                  c) amend, supplement or otherwise modify its governing instruments with respect to (i) bankruptcy remoteness, (ii) being a Single Purpose Entity or (iii) the Independent Director or remove or otherwise cease to have an Independent Director as a director;

                  d) fail to do all things necessary to keep in full force and effect its valid existence as a corporation and as a Single Purpose Entity and to qualify to do business in each jurisdiction in which such qualification is necessary to the conduct of its business or to protect the validity and enforceability of the Amended Lease and the Incidental Documents, as the same may be amended or modified from time to time;

                  e) fail to keep proper books of account and records in which full, true and correct entries in accordance with GAAP shall be made of all dealings and transactions in relation to its business and activities;

                  f)       fail to generally pay its debts as they become due;

                  g) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above.

         (m) Landlord hereby approves of Ernst & Young as Assignee's firm of independent certified public accountants.

         (n) The definition of "Accounting Period" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

                  "ACCOUNTING PERIOD" shall mean each calendar month.

         (o) The definition of "Base Year" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

                  "BASE YEAR" shall mean (i) with respect to each Property described in Exhibit A-1 through A-14 other than any Property located in Arizona, the 1998 Fiscal Year; (ii) with respect to each Property described in Exhibit A-1 through A-14 and located in Arizona, the twelve (12) Accounting Periods commencing July 13, 1998; (iii) with respect to each Property described in Exhibit A-15 through A-20, the 2000 Fiscal Year, and (iv) with respect to each Property described in Exhibit A-21 through A-24, the twelve (12) Accounting Periods commencing July 1, 2000.

         (o) The definition of "Fiscal Year" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

                  "FISCAL YEAR" shall mean each calendar year.

         (p) The definition of "Minimum Rent" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

                  "MINIMUM RENT" shall mean an amount equal to Two Million One Hundred Thirty One Thousand Two Hundred Sixty Seven Dollars ($2,131,267) per Accounting Period.

         (q) Exhibit C to the Lease is hereby deleted and Exhibit B to this Agreement inserted in its place.

         9. TRADE AREA RESTRICTIONS. Assignee acknowledges that currently there are violations of Section 22.11 of the Lease with respect to the Properties in Gwinnett, Georgia; Overland Park, Kansas; Charlotte, North Carolina; Orlando, Florida; Las Colinas, Texas; Alpharetta, Georgia; Austin, Texas; and Albuquerque, New Mexico. Landlord agrees to forbear from exercising its rights and remedies in connection with such violations subject to the following terms and conditions:

         (a) On or before the earlier of March 31, 2001 and the date that is nine (9) months after the date hereof, Assignee shall cause the now existing AmeriSuites hotel in the trade area of the Property in Gwinnett, Georgia to be re-flagged as a "Wellesley Inn" and at all times thereafter cause such hotel to be operated in a manner and fashion which is not in violation of Section 22.11 of the Lease. Provided Assignee so timely re-flags such Property and causes the same to be so operated, the violation of Section 22.11 with respect to such Property resulting from such now existing AmeriSuites hotel shall be deemed cured. If such property is not timely re-flagged as herein required, (i) the same shall constitute an Event of Default under the Lease and (ii) the Landlord's obligation to forbear from exercising its rights and remedies in connection with such violations Section 22.11 pertaining to the Property in Gwinnett, Georgia shall terminate.

         (b) Landlord waives the violations of Section 22.11 of the Lease resulting from the now existing AmeriSuite hotels in the designated areas for the Properties located in: Overland Park, Kansas; Charlotte, North Carolina; Austin Texas; and Orlando, Florida; provided, however, such waiver shall not alter or otherwise effect the Amended Lease which shall continue in full force and effect with respect to any other violations of its terms; and

         (c) If after December 31, 2001 there shall be (x) an Event of Default (as defined in the applicable Exchange Options) or (y) other event or circumstances which with the passage of time, the giving of notice or both would constitute such an Event of Default (other than the failure to achieve Completion (as defined in the applicable Exchange Option), in either case, on or before the date initially specified as the Outside Date under the applicable Exchange Options provided that Completion is achieved by the date to which Outside Date may be extended pursuant to the terms of the applicable Exchange Options) under any of the Exchange Options then the following shall apply:

                  (i) Landlord shall have the option (each, a "PUT OPTION") at its election, in addition such rights and remedies as may be available to it under the Amended Lease, the Exchange Options, at law, in equity or otherwise, to require that Assignor, Assignee, Prime and ShoLodge purchase, and each of them (jointly, severally and collectively, the "PURCHASER") agrees to purchase the Property or Properties (each, A "SALE PROPERTY") which were to be disposed of by Landlord pursuant to the terms of the applicable Exchange Option (assuming Landlord had exercised its option thereunder) without recourse or representation on the part of Landlord except for those, if any, contained in the applicable Exchange Option.

                   (ii) Landlord shall exercise such Put Option no later than the later of (x) March 31, 2002 and (y) the date that is ninety (90) days after Landlord has notice from Assignee that such Event of Default or other event or circumstance has occurred. Such Put Option shall be exercisable by Landlord if Assignee has given such notice to Landlord regardless of any dispute by Assignor or ShoLodge regarding whether such Event of Default or other event or circumstances has occurred.

                  (iii) Notwithstanding the foregoing, neither Assignor nor ShoLodge shall be obligated to purchase the Prime Exchange Property.

                  (iv) The consummation of such sale of a Sale Property shall take place on or before the day that is thirty (30) days after the day on which notice is given by Landlord to Assignee and Assignor that Landlord has elected to exercise the applicable Put Option at 10:00 a.m. at the offices of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts.

                  (v) The purchase price for each Sale Property shall be as specified in Exhibit C hereto which amount shall be paid by wire transfer.

                  (vi) Simultaneously with such sale, the Amended Lease shall be appropriately amended to eliminate from the Amended Lease the Sale Property (and the rent attributed thereto) being disposed of by the Landlord and to pro-rate the rents and other charges due under the Amended Lease as of the date of the closing of such sale with respect to such Sale Property.

                  (vii) In addition, simultaneously with such sale, (A) Assignee and Purchaser shall make appropriate adjustment on account of amounts contributed to, and expended from, the FF&E Reserve with respect to the applicable Sale Property (and the references to such Sale Property shall be deleted from the FF&E Pledge), (B) Landlord shall return to Assignee a portion of the Retained Funds equal to the annual Minimum Rent allocable to the Sale Property as set forth in Exhibit C hereto,
         (C) Landlord shall release from the lien of the Security Agreement the tangible personal property of Assignee located at the Sale Property and
         (D) Landlord shall execute and deliver appropriate Uniform Commercial Code terminations.

                  (viii) Upon the consummation of the sale of the Sale Property or if Landlord fails to timely exercise a Put Option, Landlord shall be deemed to have waived (x) the applicable violation(s) of Section 22.11 of the Lease and (y) all Events of Default and Defaults resulting from violations or defaults under the Exchange Option Agreement(s).

                  (ix) If the sale of a Sale Property is not consummated as herein required, (A) the same shall constitute an Event of Default under the Lease, (B) the Landlord's obligation to forbear from exercising its rights and remedies in connection with such violations
         Section 22.11 pertaining to such Sale Property shall terminate, and (C) such violation shall also constitute an Event of Default under the Lease.

                  (x) The terms of Section 11.7 of the Exchange Options are incorporated herein by this reference and shall apply with equal force to the Put Options, mutatis mutandis.

         10. THE GUARANTY AND THE GUARANTY DEPOSIT. (a) Except as expressly provided in Section 10(b) below, upon the expiration of the Amended Lease and the payment and performance of each and every obligation of the Tenant to Landlord and HPT under the Lease and Incidental Documents, provided no Event of Default shall have occurred and be continuing, any unapplied balance of the Guaranty Deposit shall be paid to Prime together with any accrued and unpaid interest with respect thereto. In the event HPT and Landlord shall fail to so pay any unapplied balance of the Guaranty Deposit and accrued interest to Prime on the date due, HPT and Landlord shall thereafter pay Prime interest thereon at the Overdue Rate until paid. Landlord shall credit accrued interest on the Guaranty Deposit against the monthly Minimum Rent. Under no circumstance shall ShoLodge or any of its Affiliated Persons be entitled to any of the Guaranty Deposit or interest thereon.

         (b) Provided that no (i) monetary Default, (ii) Default as to which Notice thereof has been given to Tenant or (iii) Event of Default shall have occurred and be continuing under the Amended Lease, (iv) Cash Flow (as defined below) for a period of twelve (12) full consecutive Accounting Periods equals or exceeds Thirty-Four Million Fifteen Thousand Dollars ($34,015,000) with respect to such period, and (v) HPT and Landlord shall receive a schedule evidencing the foregoing, in form and substance reasonably satisfactory to HPT and Landlord prepared by a, so-called, "Big-Five" accounting firm or such other certified public accountants as are approved by HPT and Landlord (such approval not to be unreasonably withheld, delayed or conditioned), the Guaranty shall terminate ten (10) Business Days after delivery to HPT and Landlord of the financial statements described in clause (v) preceding, and HPT and Landlord shall, within ten (10) Business Days after the written request of Prime, pay any unapplied balance of the Guaranty Deposit to Prime, together with any accrued and unpaid interest thereon.

         (c) As used herein, "CASH FLOW" shall mean the net income (or loss) of Tenant in connection with the operation of the Hotels before income taxes, calculated in accordance with GAAP, plus (a) all extraordinary expense items, (b) depreciation and amortization, (c) interest expense on Indebtedness permitted under the Lease, (d) base management fees, incentive management fees, trade name fees, franchise fees, royalty fees and central marketing fees paid to the Manager to the extent subordinate to payment of rent pursuant to the Lease from and after the occurrence of an Event of Default minus
(e) required contributions to the FF&E Reserve and (f) all extraordinary income items.

         (d) Landlord and HPT hereby confirm that their recourse against ShoLodge under the Guaranty shall be limited to the Guaranty Deposit and interest thereon. ShoLodge hereby ratifies and confirms it obligations under the Guaranty, and acknowledges and agrees that its obligations thereunder will not be affected or impaired by: (i) the existence or invalidity of any other guarantee or security or by any waiver, amendment, release or modification thereof; (ii) any assignment or transfer in whole or in part of any of the Guaranteed Obligations (as defined in the Guaranty) without notice to the ShoLodge; (iii) waiver by HPT or Landlord or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by the Tenant or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Transaction Documents (as defined in the Guaranty); (iv) any indulgence in or the extension of the time for payment by the Tenant or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Transaction Documents or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by the Tenant or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof; (v) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Tenant or any other guarantor set forth in any of the foregoing including, without limitations, the modifications contemplated by this Agreement, the Options or in any other document executed in connection herewith or the Amended Lease; (vi) the voluntary or involuntary sale or other disposition of all or substantially all the assets of the Tenant or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting the Tenant or any other guarantor or any assets of the Tenant or any such other guarantor; or (vii) the release or discharge of the Tenant or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law. Landlord, HPT, Assignee and Prime acknowledge and agree that under no circumstance shall ShoLodge or Assignor ever be obligated to contribute additional funds hereunder or under the Guaranty to be added to or to replenish the Guaranty Deposit, including, without limitation, upon any use of the Guaranty Deposit, any portion thereof or any interest thereon to cure any default under the Amended Lease or any failure by HPT, Landlord or any successor holder of the Guaranty Deposit to deliver the Guaranty Deposit or any interest thereon as required herein. Nothing contained in the foregoing shall diminish or reduce Sholodge's obligations under the Supplemental Guaranty.

         (e) Sholodge, Landlord and HPT shall not amend or modify the Guaranty without Prime's prior written consent; provided that the terms thereof as modified hereby may be ratified and confirmed from time to time. Sholodge hereby agreeing to execute and deliver such confirmations of the Guaranty as Landlord may reasonably require in connection with the closings under the Exchange Options and/or the Put Options. Further, Sholodge shall execute and deliver such amendments to the Guaranty as Prime and Landlord shall request provided that no such amendment modifies or diminishes the non-recourse nature of the Guaranty as set forth in Section 10(d) above.

         (f) If, in connection with the assignment in whole or in part of the Amended Lease, HPT and Landlord or any successor holder of the Guaranty Deposit shall transfer the Guaranty Deposit to a someone having a Net Worth of not less than ten (10) times the unapplied balance thereof, Landlord and HPT or any such successor shall be relieved of all of their obligations with respect to the Guaranty Deposit and interest thereon. If such successor shall not satisfy the aforesaid Net Worth requirement, Landlord and HPT shall, in a guaranty in form and substance reasonably satisfactory to Prime, guaranty the payment of the Guaranty Deposit and interest thereon in accordance with this Agreement. At the time of any such assignment, Landlord and HPT shall cause such successor to acknowledge in writing to ShoLodge and Assignor such successor's agreement to the continued applicability of the provisions of Section 10(d).

         (g) Provided that no Event of Default shall have occurred and be continuing, in lieu of the interest otherwise due under the Guaranty during the Term, HPT shall credit the Tenant with interest on any unapplied balance of the Guaranty Deposit at a rate of 11.11% per annum. Such interest shall be credited against the rent and other charges due under the Lease in arrears and pro rated with respect to any partial month.

         11. ADDITIONAL DEPOSIT. (a) Simultaneously with the execution and delivery hereof, Prime has (i) deposited with Landlord the sum (the "ADDITIONAL DEPOSIT") of Two Million Five Hundred Thousand Dollars ($2,500,000) as security the payment and performance of each and every obligation of the Tenant to Landlord under the Amended Lease and the Incidental Documents, whether now existing or hereafter arising, and including, without limitation, the payment of the full amount of the Rent payable under the Amended Lease and (ii) contributed to Assignee the right to receive any interest due on the Additional Deposit during the Term pursuant to the terms hereof. Landlord shall have no obligation to hold the Additional Deposit in a segregated account and may commingle the same with its general funds. Provided that no Event of Default shall have occurred and be continuing, Landlord shall credit the Tenant with interest on any unapplied balance of the Additional Deposit at a rate of 9% per annum. Such interest shall be credited against the rent and other charges due under the Amended Lease in arrears and pro rated with respect to any partial month. Upon the earlier of the expiration of the Amended Lease and the payment and performance of each and every obligation of the Tenant to Landlord and HPT under the Lease and Incidental Documents and the termination of Prime's obligation to keep the Additional Deposit with Landlord pursuant to Section 11(b) below, provided no Event of Default shall have occurred and be continuing, Landlord shall refund any unapplied balance of the Additional Deposit, together with any accrued and unpaid (or uncredited) interest with respect thereto, to Prime. In the event Landlord shall fail to refund any unapplied balance of the Additional Deposit and accrued interest to Prime on the date due, Landlord shall thereafter pay Prime interest thereon at the Overdue Rate until paid.

         (b) Provided that no (i) monetary Default, (ii) Default as to which Notice thereof has been given to Tenant or (iii) Event of Default shall have occurred and be continuing under the

Amended Lease, (iv) Cash Flow for a period of twelve (12) full consecutive Accounting Periods equals or exceeds Thirty-Four Million Fifteen Thousand Dollars ($34,015,000) with respect to such period and (v) Landlord shall receive a schedule evidencing the foregoing, in form and substance reasonably satisfactory to Landlord prepared by a, so-called, "Big-Five" accounting firm or such other certified public accountants as are approved by Landlord (such approval not to be unreasonably withheld, delayed or conditioned), the obligation of Prime to keep the Additional Deposit with Landlord shall terminate ten (10) Business Days after delivery to Landlord of the financial statements described in clause (v) preceding, and Landlord shall, within ten (10) Business Days after the written request of Prime, pay any unapplied balance of the Additional Deposit to Prime, together with any accrued and unpaid interest thereon.

         (c) If, in connection with the assignment in whole or in part of the Amended Lease, Landlord or any successor holder of the Additional Deposit shall transfer the Additional Deposit to someone having a Net Worth of not less than ten (10) times the unapplied balance thereof, Landlord or any such successor shall be relieved of all of their obligations with respect to the Additional Deposit and interest thereon. If such successor shall not satisfy the aforesaid Net Worth requirement, Landlord shall, in a guaranty in form and substance reasonably satisfactory to Prime, guaranty the payment of the Additional Deposit and interest thereon in accordance with this Agreement.

         12.      MISCELLANEOUS.

         (a) EXPENSES. Assignor and Assignee shall pay their and Landlord's expenses incident to the negotiation, preparation and carrying out of this Agreement, including, without limitation, all reasonable fees and expenses of Landlord's counsel (collectively, "LANDLORD'S EXPENSES"). Assignor and Assignee shall also pay the cost of all recording fees, transfer fees and other like costs and expenses incident to this Agreement and the assignment of the Lease. As between Assignor and Assignee, Landlord's Expenses shall be paid as they have or may agree.

         (b) BROKERAGE. Assignor and Assignee agree that Landlord is not responsible for the payment of any commission or fees in connection with this Agreement and they each jointly and severally agree to indemnify and hold harmless Landlord from and against any claims, liabilities, losses or expenses, including reasonable attorneys' fees, incurred by Landlord in connection with any claims for commissions or fees by any broker or agent in connection with this Agreement.

         (c) PUBLICITY. The parties agree that no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party without the consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned, except as required by law or unless such action is taken based on advice of counsel given in good faith. No party or its employees shall trade in the securities of the parties hereto or their affiliates until a public announcement of the transactions contemplated by this Agreement has been made.

         (d) PERFORMANCE ON BUSINESS DAYS. In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

         13. APPLICABLE LAW, ETC. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or
(vii) any combination of the foregoing.

         To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         14. MODIFICATION OF AGREEMENT. No modification or waiver of any provision of this Agreement, nor any consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by the others, and such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. By a separate instrument of even date herewith, Landlord has released Assignor with respect to its obligations arising after the date hereof under the Amended Lease to the extent assumed by Assignee. Accordingly, notwithstanding anything contained to the contrary, the consent of Assignor shall not be required for any further modifications of the Lease.

         15. WAIVER OF RIGHTS. Neither any failure nor any delay on the part of any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any right, power or privilege.

         16. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and this Agreement shall thereupon be reformed and construed and enforced to the maximum extent permitted by law.

         17. ENTIRE CONTRACT. This Agreement, including all annexes and exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any letter of intent or commitment letter.

         18. COUNTERPARTS; HEADINGS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

         19. BINDING EFFECT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         20. NONLIABILITY OF TRUSTEES, ETC. THE DECLARATION OF TRUST ESTABLISHING LANDLORD, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT SUITE PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LANDLORD. ALL PERSONS DEALING WITH LANDLORD, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         21. AMENDMENT. Except as amended hereby, the Lease remains unmodified. Landlord and Assignee hereof ratify and confirm the terms of the Lease.

         22. DEFINITIONS. Each capitalized term used but not defined in this Agreement shall have the meaning ascribed thereto in the Amended Lease.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.

                                            HPT SUITE PROPERTIES TRUST


                                            By:
                                               ---------------------------------
                                                     Its (Vice) President

                                            SUITE TENANT, INC.


                                            By:
                                               ---------------------------------
                                                     Its (Vice) President

                                            GLEN ROCK HOLDING, CORP.


                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

         PRIME HOSPITALITY CORP. hereby acknowledges it agrees to be bound by the provisions of Section 22.11 of the Lease (as defined above), as amended by the foregoing and the terms of Section 9 and Section 10(d) above.

                                            PRIME HOSPITALITY CORP.


                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            Dated: July 9, 2000

         SHOLODGE, INC. hereby agrees to be bound by the terms of Section 9 above.

                                            SHOLODGE, INC.


                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            Dated: July 9, 2000

         HOSPITALITY PROPERTIES TRUST hereby (I) consents to the assignment of the Guaranty Deposit to Prime and the contribution of the right to receive interest with respect thereto pursuant to the terms of this Agreement during the Term to Assignee, but such consent does not constitute consent to any further assignment, mortgage, pledge, hypothecation, encumbrance or other transfer of the Guaranty Deposit, which shall, in each case, require the further consent of Hospitality Properties Trust and (ii) agrees to be bound by the provisions of
Section 10 above.

                                            HOSPITALITY PROPERTIES TRUST


                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            Dated: July 9, 2000

                                    EXHIBIT A

                                    The Lease

                              [See attached copy.]

                                    EXHIBIT B

                           ALLOCATION OF MINIMUM RENT


LOCATION                            STATE     ALLOCABLE RENT PER ACCOUNTING
--------                            -----              PERIOD
                                              -----------------------------
Tampa                               FL                               35,932
San Antonio Riverwalk               TX                              117,765
Fort Wayne                          IN                               80,773
Albuquerque                         NM                               95,984
El Paso                             TX                               76,240
Hendersonville                      TN                               62,597
Smyrna/Cumberland                   GA                               79,988
Gwinnett/Duluth                     GA                               94,419
Columbus                            OH                              111,794
College Part (Atlanta AP)           GA                               85,973
Dallas Galleria                     TX                               93,247
Austin                              TX                               76,926
Tucson                              AZ                               71,129
Tempe                               AZ                               83,900
                                              -----------------------------
Alpharetta                          GA                               96,133
Las Colinas/Irving                  TX                              102,667
Overland Park                       KS                              103,600
Charlotte                           NC                               95,200
Colorado Springs                    CO                              102,667
Louddon Tech Ctr/Sterling           VA                              106,400
                                              -----------------------------
Pine Knoll Shores                   NC                               79,333
Indianapolis                        IN                               88,200
Kansas City                         MO                               91,467
Orlando                             FL                               98,933
                                              -----------------------------

                                    EXHIBIT C

                          SALE PROPERTY PURCHASE PRICES


                                                               Allocable Annual
Property                          Purchase Price                 Minimum Rent
--------                          --------------                 ------------

Alpharetta, GA                      $10,815,000                  $1,153,600
Albuquerque, NM                      12,093,955                   1,151,805
Las Colinas/Irving, TX               11,550,000                   1,232,000

                                    EXHIBIT I

                                ESCROW AGREEMENT

                                (to be attached)

                                    EXHIBIT I

                                       TO

                 FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT



                                ESCROW AGREEMENT

         AGREEMENT (this "Agreement") made as of July ___, 2000, by and among SHOLODGE, INC., a Tennessee corporation ("ShoLodge"), DELAWARE INNS, INC., a Tennessee corporation ("New Jersey Owner"), VIRGINIA INNS, INC., a Tennessee corporation ("Virginia Owner"), PRIME HOSPITALITY CORP., a Delaware corporation ("Prime"), and BANKERS TRUST COMPANY ("Escrowee"). Each of the New Jersey Owner and the Virginia Owner will be referred to respectively in this Agreement as an "Owner". Each of ShoLodge, New Jersey Owner, Virginia Owner and Prime will be referred to respectively in this Agreement as an "Escrow Party".

                                   WITNESSETH

         WHEREAS, ShoLodge and Prime entered into that certain Sale and Purchase Agreement dated March 16, 2000, as amended by First Amendment to Sale and Purchase Agreement dated as of July 9, 2000 (as the same may be further amended and supplemented and in effect from time to time, the "Purchase Agreement").

         WHEREAS, on November 19, 1997, HPT Suite Properties Trust, a Maryland real estate investment trust ("Landlord") and Suite Tenant, Inc., a Tennessee corporation ("STI") entered into a Lease Agreement for the lease of several hotel properties (the "Original Lease"). The Original Lease has been amended by
(i) two (2) letters dated November 19, 1997, (ii) First Amendment to Lease Agreement dated as of March 5, 1999, (iii) Second Amendment to Lease Agreement and First Amendment to Incidental Documents dated as of June 29, 1999, (iv) letter dated June 29, 1999, (v) Third Amendment to Lease Agreement dated as of March 3, 2000, (vi) Fourth Amendment to Lease Agreement and Amendment to Incidental Documents dated as of May 11, 2000, and (vii) Consent to Assignment and Fifth Amendment to Lease Agreement between Landlord, STI and Glen Rock Holding Corp., a Delaware corporation, dated as of July 9, 2000 (the "Consent Agreement") (the Original Lease, as so amended, the "Lease").

         WHEREAS, pursuant to the Purchase Agreement, a subsidiary of Prime (the "Prime HPT Subsidiary") is to acquire the leasehold positions of STI in several Sumner Suites hotels pursuant to the Lease, all as more particularly described in the Purchase Agreement. The consent of the Landlord, Hospitality Properties Trust, a Maryland real estate investment trust ("HPT"), is necessary for such assignment of leasehold interests from STI to the Prime HPT Subsidiary. The terms of HPT's consent are set forth in the Consent Agreement.

         WHEREAS, each Owner is a wholly owned subsidiary of ShoLodge.

         WHEREAS, (1) HPT, ShoLodge and Virginia Owner entered into an Exchange Option Agreement dated as of July 9, 2000 (the "VA Option Agreement") for the exchange of the Property (as defined in the Lease) located in Alpharetta, Georgia (the "GA Property") for a new AmeriSuites hotel property currently under development in Chantilly, Virginia (the "VA Option") and (2) HPT, ShoLodge and New Jersey Owner entered into an Exchange Option Agreement dated as of July 9, 2000 (the "NJ Option Agreement") for the exchange of the Property located in Albuquerque, New Mexico (the "NM Property") for a new AmeriSuites hotel property currently under development in Mt. Laurel, New Jersey (the "NJ Option"). Each of the VA Option and the NJ Option will be referred to respectively in this Agreement as an "Option." The properties located in Chantilly, Virginia and Mt. Laurel, New Jersey will be referred to in this Agreement respectively as the "VA Property" and the "NJ Property." Each of the VA Property and the NJ Property will be referred to respectively in this Agreement as an "Exchange Property," and, collectively, as the "Exchange Properties." Each of the GA Property and the NM Property will be referred to respectfully in this Agreement as a "Landlord Property", and, collectively, as the "Landlord Properties".

         WHEREAS, in certain circumstances as set forth in the Consent Agreement, Landlord has the right to require that Prime, Glen Rock Holding Corp., ShoLodge and/or STI acquire any or all of those Landlord Properties which were not disposed of by Landlord pursuant to the terms of the applicable Option (the "Put Option").

         WHEREAS, (i) if Landlord exercises the Put Option with regard to either or both of the GA Property and/or the NM Property, ShoLodge and/or STI shall be required to acquire from Landlord such Landlord Property so "put" (the "Put Property") and (ii) if ShoLodge and/or STI fail to so acquire any Put Property within 10 days of the date of Landlord's exercise of either Put Option and otherwise in accordance with the terms of the Consent Agreement such that Prime is required under the Consent Agreement to acquire, and in fact acquires, such Put Property or otherwise pays the applicable put price as set forth in Exhibit C to the Consent (the "Put Price"), ShoLodge shall, upon payment of the applicable Put Price by Prime, (x) cause each Owner and each Owner shall, promptly transfer to Prime or its designee all of its right, title and interest in and to the Exchange Property owned by such Owner together with all fixtures, machinery, equipment, furniture and other personal property attached thereon, by directing the Escrowee to deliver the Escrowed Documents (hereinafter defined) to Prime or its designee and (y) simultaneously pay the Exchange Shortfall Amount (as defined in the Purchase Agreement), in exchange for the Put Property, all as contemplated in the Purchase Agreement.

         WHEREAS, pursuant to and as more particularly set forth in the Purchase Agreement, ShoLodge is required to deposit into escrow (a) $7,000,000 for the development of a hotel on the NJ Property and (b) $6,932,000 for the development of a hotel on the VA Property.

         NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Each of ShoLodge, New Jersey Owner and Virginia Owner hereby acknowledges the statements set forth in the foregoing "Whereas" clauses, and such statements are incorporated herein as representations and warranties of ShoLodge, New Jersey Owner and Virginia Owner, as appropriate.


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

         2.       New Jersey Owner hereby delivers to Escrowee:

                  (a) a special warranty deed conveying all of New Jersey Owner's right, title and interest in and to the NJ Property to an entity whose identity shall be left in blank and whose identity shall be determined and inserted therein as provided in paragraph 5 herein (the "NJ Deed"); and

                  (b) a bill of sale conveying all of New Jersey Owner's right, title and interest in and to all fixtures, machinery, equipment, furniture and other personal property attached to the NJ Property to an entity whose identity shall be left in blank and whose identity shall be determined and inserted therein as provided in paragraph 5 herein (the "NJ Bill of Sale", and together with the NJ Deed, the "NJ Documents").

        3.       Virginia Owner hereby delivers to Escrowee:

                  (a) a special warranty deed conveying all of Virginia Owner's right, title and interest in and to the VA Property to an entity whose identity shall be left in blank and whose identity shall be determined and inserted therein as provided in paragraph 5 herein (the "VA Deed"); and

                  (b) a bill of sale conveying all of Virginia Owner's right, title and interest in and to all fixtures, machinery, equipment, furniture and other personal property attached to the VA Property to an entity whose identity shall be left in blank and whose identity shall be determined and inserted therein as provided in paragraph 5 herein (the "VA Bill of Sale", and together with the VA Deed, the "VA Documents; the NJ Documents and the VA Documents, collectively, the "Escrowed Documents").

         4. (a) ShoLodge hereby delivers, or causes the appropriate Owner to deliver, to Escrowee (i) the amount of $6,932,000 by wire transfer of immediately available funds for the construction of a hotel on the VA Property (the "VA Deposit") and (ii) the amount of $7,000,000 by wire transfer of immediately available funds for the construction of a hotel on the NJ Property (the "NJ Deposit", and together with the VA Deposit, the "Deposit").

         (b) Receipt by Escrowee of the VA Deposit and the NJ Deposit is hereby acknowledged. Escrowee shall invest the VA Deposit in an interest bearing bank or money market account at Escrowee, account titled Prime/ShoLodge Virginia Escrow Account (the "VA Account"). Escrowee shall invest the NJ Deposit in an interest bearing bank or money market account at Escrowee, account titled Prime/ShoLodge New Jersey Escrow Account (the "NJ Account; each of the NJ Account and the VA account, respectively, a "Deposit Account"). Escrowee shall keep the Deposit, if any, invested in a manner such that the Deposit shall be


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

available for release in accordance with the terms of this Agreement. Escrowee shall bear no liability for any loss occasioned by investment of any Deposit as herein provided, by any delays in investing or reinvesting any Deposit or by any failure to achieve the maximum possible yield from any Deposit. The accounts in which the Deposit is held need not be insured.

         (c) The Deposit, if any, plus any interest earned from the investment thereof in accordance with the terms of this Agreement, less any and all out-of-pocket transaction or account fees, costs, expenses or charges, including, without limitation, brokerage and custodial fees, attributable to such investment (such net sum hereinafter called the "Invested Cash Deposit"), shall be delivered by Escrowee in accordance with the terms of paragraph 6 hereof, or, if permitted pursuant to paragraph 8 hereof, to a substitute impartial party or, to a court having appropriate jurisdiction, in accordance with the terms of this Agreement. Delivery of the Invested Cash Deposit, if any, in accordance with the terms of this Agreement shall be made by a bank check or by wire transfer (limited to one per Draw Request), at the option of the party which is to receive the Invested Cash Deposit pursuant to terms of this Agreement. Escrowee agrees, upon request (but not more frequently than once per month), to provide the parties with its computation of any Invested Cash Deposit. Notwithstanding anything in this Agreement to the contrary, it shall be conclusively presumed that: (i) any and all investments made by Escrowee in bank or money market accounts of the Escrowee are authorized and permitted under the terms of this Agreement; (ii) the parties hereto have agreed to and concurred in all such investments; (iii) by so investing the Deposit, Escrowee has complied with its investment obligations pursuant to this Agreement; and (iv) Escrowee's computation of any Invested Cash Deposit is correct in the absence of manifest error.

         5.       The Escrowed Documents shall be released as follows:

         (a) If Escrowee receives written notice from ShoLodge and Prime that Landlord has waived its rights under the NJ Option or that the NJ Option has terminated in accordance with the terms of the NJ Option Agreement, the NJ Documents shall be promptly returned by Escrowee to the New Jersey Owner.

         (b) If Escrowee receives written notice from ShoLodge and Prime that Landlord has waived its rights under the VA Option or that the VA Option has otherwise terminated in accordance with the terms of the VA Option Agreement, the VA Documents shall be promptly returned by Escrowee to the Virginia Owner.

         (c) If Escrowee receives written notice from ShoLodge that Landlord has exercised the NJ Option and that a closing with respect to such Option is to occur on a date no later than seven (7) days subsequent to the date of receipt of such notice, Escrowee shall promptly deliver the NJ Documents to ShoLodge to hold in escrow until such closing shall occur under the NJ Option; provided, however, that if such closing shall fail to occur for any reason, ShoLodge shall promptly return the NJ Documents to Escrowee to hold in escrow pursuant to the terms of this Agreement, including, without limitation, this paragraph 5(c).

         (d) If Escrowee receives written notice from ShoLodge that Landlord has exercised the VA Option and that a closing with respect to such Option is to occur on a date no later than seven (7) days subsequent to the date of receipt of such notice, Escrowee shall


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

promptly deliver the VA Documents to ShoLodge to hold in escrow until such closing shall occur under the VA Option; provided, however, that if such closing shall fail to occur for any reason, ShoLodge shall promptly return the VA Documents to Escrowee to hold in escrow pursuant to the terms of this Agreement, including, without limitation, this paragraph 5(d).

         (e) If Escrowee receives written notice from Prime that Landlord has exercised the Put Option with regard to any Landlord Property and Prime or Prime HPT Subsidiary has paid the applicable Put Price for the sale of such Landlord Property to Prime, Escrowee shall promptly (i) insert in each of the Escrowed Documents, in the appropriate blanks and as directed by Prime, the name and address of Prime or its designee and (ii) deliver the Escrowed Documents to Prime or its designee.

         (f) Notwithstanding anything to the contrary contained in this Agreement, if Escrowee shall receive written instructions signed by both Prime and ShoLodge, designating the party to whom any or all of the Escrowed Documents are to be delivered and the time and place where and the manner in which the same is to be delivered, Escrowee shall use reasonable efforts to deliver the same in accordance with such written instructions, such delivery to be made by Federal Express, overnight delivery, against a signed receipt therefor from such designated party (or, if Federal Express does not offer such service, by a nationally recognized next day courier which provides such service), or, if so requested by Prime and ShoLodge and at ShoLodge's cost and expense, by messenger against a signed receipt therefor from such designated party.

         (g) Upon the release of the any of the Escrowed Documents in accordance with this paragraph 5, Escrowee shall thereupon be relieved of and discharged and released from any and all liability hereunder with respect to the Escrowed Documents so released.

         (h) If Escrowee receives written notice from Prime that there has occurred any Event of Default described in Subsection (iv), (v), (vi), (vii),
(viii), (ix) or (xiii) of Section 10(a) of the NJ Option Agreement or the VA Option Agreement, Escrowee shall promptly deliver the balance of the NJ Deposit or the VA Deposit, as applicable, to Prime. If either the NJ Deposit or the VA Deposit is delivered to Prime pursuant to the terms of the preceding sentence, Excrowee shall not release the NJ Documents or the VA Documents, as applicable, until such time as Prime delivers to Escrowee a notice that all of the requirements of Section 8.6(h) of the VA Option Agreement or the NJ Option Agreement, as applicable, have been satisfied (a "Notice of Completion"); and following receipt of a Notice of Completion, Escrowee shall release the NJ Documents or the VA Documents, as applicable, only when required pursuant to the terms of Subsections (a) through (g) of this Section 5.

         6. Subject to paragraph 5(h) above, the Deposit (to the extent then held by Escrowee) shall be disbursed as follows:

         (a) Subject to the terms of paragraph 7 hereof, promptly following the receipt by Escrowee of a substantially completed, executed and acknowledged AIA Document G-702, certified by the architect overseeing construction of the hotel on the NJ Property, together with a substantially completed AIA Document G-703, requesting disbursement of the NJ Deposit to Moore and Associates, Inc. ("Moore") (each such request being a "NJ Draw Request"), Escrowee shall promptly release to Moore from the NJ Deposit the amount set forth in such NJ Draw Request.


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

         (b) Subject to the terms of paragraph 7 hereof, promptly following the receipt by Escrowee of a substantially completed, executed and acknowledged AIA Document G-702, certified by the architect overseeing construction of the hotel on the VA Property, together with a substantially completed AIA Document G-703, requesting disbursement of the VA Deposit to Moore (each such request being a "VA Draw Request"), Escrowee shall promptly release to Moore from the VA Deposit the amount set forth in such VA Draw Request.

         (c) If the NJ Documents are released to New Jersey Owner pursuant to the terms of paragraph 5(a) hereof, then the balance of the NJ Deposit shall promptly be released by Escrowee to an account designated by ShoLodge.

         (d) If the VA Documents are released to Virginia Owner pursuant to the terms of paragraph 5(b) hereof, then the balance of the VA Deposit shall promptly be released by Escrowee to an account designated by ShoLodge.

         (e) If the NJ Documents are released to HPT pursuant to the terms of paragraph 5(c) hereof, then the balance of the NJ Deposit shall promptly be released by Escrowee to an account designated by ShoLodge.

         (f) If the VA Documents are released to HPT pursuant to the terms of paragraph 5(d) hereof, then the balance of the VA Deposit shall promptly be released by Escrowee to an account designated by ShoLodge.

         (g) If the NJ Documents are released to Prime pursuant to the terms of paragraph 5(e) hereof, then the balance of the NJ Deposit shall promptly be released by Escrowee to an account designated by Prime.

         (h) If the VA Documents are released to Prime pursuant to the terms of paragraph 5(e) hereof, then the balance of the VA Deposit shall promptly be released by Escrowee to an account designated by Prime.

         (i) Notwithstanding anything to the contrary contained in this Agreement, if Escrowee shall receive written instructions signed by both Prime and ShoLodge, designating the party to whom the balance of the Invested Cash Deposit is to be delivered and the time and place where and the manner in which the same is to be delivered, Escrowee shall use reasonable efforts to deliver the same in accordance with such written instructions, and if such disbursement of the balance of the Invested Cash Deposit is to be made by bank check, such delivery shall be made by Federal Express, overnight delivery, against a signed receipt therefor from such designated party (or, if Federal Express does not offer such service, by a nationally recognized next day courier which provides such service), or, if so requested by Prime and ShoLodge and at ShoLodge's cost and expense, by messenger against a signed receipt therefor from such designated party.

         (j) Upon the release of the entire Invested Cash Deposit in accordance with this paragraph 6, Escrowee shall thereupon be relieved of and discharged and released from any and all liability hereunder with respect to the Invested Cash Deposit.


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

                  7. (a) Sholodge shall deliver to Escrowee, and Escrowee shall disburse funds from the Deposit pursuant to, no more than (i) one (1) NJ Draw Request and (ii) one (1) VA Draw Request during any thirty (30) period.

                  (b) Draw Requests shall be received by Escrowee not less than five (5) business days prior to the date on which on which the requested disbursement is to be made. The minimum amount of any Draw Request shall be the lesser of (i) $50,000 and (ii) the balance of the applicable Deposit Account.

                  (c) Escrowee shall not disburse any funds from the NJ Deposit or the VA Deposit pursuant to a Draw Request (with each Draw Request to be treated separately) unless ShoLodge has delivered to Escrowee and Prime:

                  1. Interim lien waivers from (i) Moore and (ii) any subcontractor which is party to a subcontract worth in excess of $70,000.00 (each a "Major Subcontractor") to whom funds were disbursed pursuant to any previous Draw Request with respect to the applicable Exchange Property; and

                  2. a certificate by the architect overseeing the construction of the hotel on the applicable Exchange Property setting forth the amount required to complete the construction of such hotel (each, an "Architect's Certificate").

                  (d) Escrowee shall withhold ten (10%) of the amount being requested pursuant to any Draw Request (with respect such amounts withheld from NJ Draw Requests, the "NJ Retainage", and with respect to such amounts withheld from VA Draw Requests, the "VA Retainage") until such time that the applicable architect delivers to Escrowee and Prime a certificate that eighty (80%) percent of the construction of the applicable hotel has been completed (a "Retainage Release Certificate"). Escrowee shall disburse the NJ Retainage to ShoLodge upon the receipt by Escrowee of (a) a Retainage Release Certificate with respect to the hotel being constructed on the NJ Property, (b) a fully executed AIA Document G-704, and (c) lien waivers from Moore and all Major Subcontractors performing work at such hotel for whom payment is requested and to whom funds were disbursed pursuant to any previous NJ Draw Request and from whom Escrowee has not received lien waivers for all work for which funds were so previously disbursed. Escrowee shall disburse the VA Retainage to ShoLodge upon the receipt by Escrowee of (a) a Retainage Release Certificate with respect to the hotel being constructed on the VA Property, (b) a fully executed AIA Document G-704, and (c) lien waivers from Moore and all Major Subcontractors performing work at such hotel for whom payment is requested and to whom funds were disbursed pursuant to any prior VA Draw Request and from whom Escrowee has not received lien waivers for all work for which funds were so previously disbursed.

                  (e) If any Architect's Certificate indicates that the cost to complete construction of the applicable hotel is in excess of the balance of the NJ Deposit or VA Deposit, as applicable, no funds shall be released pursuant to such Draw Request until ShoLodge delivers to both Escrowee and Prime proof of payment of such excess. Escrowee may (but shall not be obligated to), within two (2) business days of receipt of such proof of payment of such excess,


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

request that Prime deliver notice to Escrowee of any objection(s) to such proof of payment; provided, however, Prime shall be deemed to have approved of such proof of payment should Escrowee not receive from Prime within two (2) business days of Escrowee's receipt of such proof a notice from Prime setting forth Prime's objection(s) thereto.

                  (f) Upon delivery of any Draw Request to Escrowee by ShoLodge, ShoLodge shall simultaneously deliver to Prime by overnight courier, to the attention of the persons set forth in paragraph 14 hereof, a copy of such Draw Request, together with copies of the accompanying documentation required pursuant to this paragraph 7. Escrowee may (but shall not be obligated to), within four (4) business days of receipt of a Draw Request, request that Prime deliver notice to Escrowee of any objection(s) to such Draw Request; provided, however, Prime shall be deemed to have approved of a Draw Request should Escrowee not receive from Prime within four (4) business days of Escrowee's receipt of such Draw Request a notice from Prime setting forth Prime's objection(s) thereto. Escrowee may assume that ShoLodge has performed in accordance with the provisions of the first sentence of this paragraph 7(f) and made the other deliveries to Prime required hereby.

                  8. In the event that: (i) Escrowee shall not have received instructions pursuant to this Agreement on or prior to December 31, 2002; (ii) Escrowee shall receive contrary instructions from the parties hereto;
(iii) any dispute shall arise as to any matter arising under this Agreement; or
(iv) there shall be any uncertainty as to the meaning or applicability of any of the provisions hereof, Escrowee's duties, rights or responsibilities hereunder or any written instructions received by Escrowee pursuant hereto, Escrowee may, at its option (x) at any time thereafter, deposit the funds and/or instruments then being held by it in escrow into any court having appropriate jurisdiction,
(y) at any time thereafter, take such affirmative steps as it may elect in order to substitute an impartial party reasonably agreed to by Prime and ShoLodge to hold any and all escrowed funds and/or instruments or (z) hold such funds and/or instruments until such time as Escrowee receives written instructions signed by Prime and ShoLodge or a court order which directs Escrowee to deliver the funds and/or instruments to a specified person or entity, in which case Escrowee shall comply with such written instructions (if reasonable) or court order, as applicable, and upon making such deposit, delivery or election pursuant to this paragraph 8, Escrowee shall thereupon be relieved of and discharged and released from any and all liability hereunder and with respect to the escrowed funds and/or instruments or any portion of any of them so deposited or delivered.

                  9. Escrowee shall be entitled to assume and rely upon the authenticity of any signature and the genuineness and/or validity of any writing received by Escrowee pursuant to or otherwise relating to this Agreement.

                  10. This Agreement shall expire on the second anniversary of the date of this Agreement (the "Expiration Date"). Without limiting any other provisions of this Agreement, Escrowee shall charge (i) an annual fee of $10,000 for the services to be provided pursuant to this Agreement in connection with the NJ Documents and the NJ Deposit (the "NJ Fee"), (ii) an annual fee of $10,000 for the services to be provided pursuant to this Agreement in connection with the VA Documents and the VA Deposit (the "VA Fee") and (iii) a non-refundable fee of $5,000 for legal fees incurred by Escrowee in connection with the negotiation and execution of this Agreement (the "Legal Fee", and collectively with the NJ Fee and the VA Fee, the "Escrow


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

Fee"). Should (a) VA Documents and the balance of the VA Deposit or (b) the NJ Documents and the balance of the NJ Deposit be released by Escrowee prior to the Expiration Date, Escrowee shall promptly return to ShoLodge the pro rata balance of the NJ Fee or the VA Fee, as applicable; and should this Agreement otherwise terminate for any reason prior to the Expiration Date, Escrowee shall promptly return to ShoLodge the pro rata balance of the VA Fee and the NJ Fee for the applicable year. Each Escrow Party recognizes and acknowledges that Escrowee shall not be liable to either of such parties for any error of judgment, mistake or act or omission hereunder or any matter or thing arising out of its conduct hereunder, except for Escrowee's willful misfeasance or gross negligence. Escrowee acknowledges the receipt of $25,000, representing (i) the Legal Fee and
(ii) for the first year of this Agreement, the NJ Fee and the VA Fee. The Escrow Fee for the second year of this Agreement shall be due upon the first anniversary of the date of this Agreement.

                  11. Subject to Escrowee's obligation to return the VA Fee and the NJ Fee as provided in paragraph 10, Escrowee shall have the right to resign upon thirty one (31) days written notice to Prime and ShoLodge (a "Resignation Notice"). Within thirty (30) days of receipt of the Resignation Notice, ShoLodge and Prime shall deliver a notice to Escrowee designating a new escrowee and Escrowee shall deliver the Escrowed Documents and the balance of the Deposit to such new escrowee within one (1) business day of such notice. Should Escrowee not receive such notice within such thirty (30) day period, Escrowee may designate a bank which is a member of the New York Clearing House and which has a net worth in excess of One Hundred Million Dollars ($100,000,000) to serve as escrowee pursuant to the terms of this Agreement. In lieu of returning the unearned Escrow Fee, Escrowee may pay the same over to the new Escrowee.

                  12. In addition to the fee paid pursuant to paragraph 10, each Escrow Party jointly and severally agrees to indemnify and hold harmless Escrowee from and against any and all costs, claims, damages or expenses (including, without limitation, reasonable attorneys' fees and disbursements, whether paid to retained attorneys or representing the fair value of legal services rendered to itself) howsoever occasioned that may be incurred by Escrowee acting under this Agreement (including, without limitation, any costs incurred by Escrowee pursuant to paragraph 8 hereof) or to which Escrowee may be put in connection with Escrowee acting under this Agreement, except for costs, claims or damages to the extent arising out of Escrowee's willful misfeasance or gross negligence. Escrowee may charge against the Invested Cash Deposit any amounts owed it under the foregoing indemnity or may withhold payment of the escrowed funds as security for any unliquidated claim, or both.

                  13. If any Escrow Party is comprised of more than one party, each such party comprising such Escrow Party shall be jointly and severally liable for the obligations of such Escrow Party hereunder.

                  14. (a) Except as expressly provided in paragraph 7(f) hereof, all notices, certificates and other communications permitted hereunder shall be in writing, and shall be deemed duly served and given two (2) business days after mailed by registered or certified mail, return receipt requested, postage prepaid, at a regularly maintained branch of the United States Postal Service or sent by a nationally recognized next day courier (such as FedEx) (any notice or communication so sent being deemed to have been received one (1) business day after sending in


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

the United States) unless it is also sent via facsimile at which time it would be deemed received on such day (if before 3:00 p.m. on a business day) it was sent, addressed to the respective parties as follows:

                  If to ShoLodge, then to:

                           ShoLodge, Inc.
                           130 Maple Drive North
                           Hendersonville, TN  37075
                           Attn:  Leon Moore
                           Telecopy:  (615) 264-1758

                           and with a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street, Suite 1600
                           Nashville, TN  37219
                           Attn:  Patrick L. Alexander, Esq.
                           Telecopy:  (615) 252-6362

                  If to Prime, then to:

                           Prime Hospitality Corp.
                           700 Route 46 East
                           Fairfield, NJ  07004
                           Attn:  Douglas W. Vicari
                           Telecopy:  (973) 822-7635

                           and with a copy to:

                           Prime Law Department
                           700 Route 46 East
                           Fairfield, NJ  07004
                           Attn:  Joseph Bernadino, Esq.
                           Telecopy:  (973) 882-1787

                  If to New Jersey Owner, then to:

                           Delaware Inns, Inc.
                           c/o ShoLodge, Inc.
                           130 Maple Drive North
                           Hendersonville, TN  37075
                           Attn:  Leon Moore
                           Telecopy:  (615) 264-1758

                           and with a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street, Suite 1600
                           Nashville, TN  37219
                           Attn:  Patrick L. Alexander, Esq.
                           Telecopy:  (615) 252-6362

                  If to Virginia Owner, then to:

                           Virginia Inns, Inc.
                           c/o ShoLodge, Inc.
                           130 Maple Drive North
                           Hendersonville, TN  37075
                           Attn:  Leon Moore
                           Telecopy:  (615) 264-1758

                           and with a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street, Suite 1600
                           Nashville, TN  37219
                           Attn:  Patrick L. Alexander, Esq.
                           Telecopy:  (615) 252-6362

                  If to Escrowee, then to:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York  10006
                           Attn:  Laura Burwick
                           Telecopy:  212-669-0732

                           and with a copy to:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York  10006
                           Attn:  Amy Sinensky
                           Telecopy:  212-669-0732

Each party may, by notice as aforesaid, designate such other person or persons and/or such other address or addresses for the receipt of notices. Copies of all notices, certificates or other communications relating to this Agreement in respect to which Escrowee is not the addressee or sender shall be sent to Escrowee in the manner hereinabove set forth.

                  (b) Except as expressly provided in paragraph 7(f) hereof, a copy of any notice requesting from Escrowee the disbursement of the Deposit or the release of the Escrowed Documents shall be delivered to each other Escrow Party. Escrow Party may (but shall not be obligated to) within four
(4) business days of receipt of any such Notice, request that the other

Escrow Parties deliver notice to Escrowee of any objection(s) to such requested disbursement or release; provided, however, each respective Escrow Party shall be deemed to have approved of such requested disbursement or release should Escrowee not receive from such Escrow Party within four (4) business days of Escrowee's receipt of such Notice a notice of such Escrow Party's objection to such requested disbursement or release.

                  15. Prime and ShoLodge agree that ShoLodge is responsible for paying taxes on any interest earned on any Invested Cash Deposit. ShoLodge agrees to complete the forms necessary to comply with the backup withholding and interest reporting regulations under the Internal Revenue Code of 1986, as amended, or any successor thereto, including, without limitation, Form W-9, a separate copy of which is to be completed by ShoLodge and delivered to Escrowee contemporaneously with the execution and delivery of this Agreement. ShoLodge's Employer Identification Number is 62-1015641.

                  16. Notwithstanding anything herein to the contrary, Escrowee shall (quarterly or on a more frequent basis, as determined by Escrowee) release to ShoLodge any and all interest earned on the Invested Cash Deposit as such interest accrues.

                  17. Ponder and Ponder Architects is currently overseeing construction of both the hotel on the NJ Property and the hotel on the VA Property. If there is any change of the architect overseeing the construction of either such hotel, ShoLodge shall promptly send a Notice to Escrowee which sets forth the identity of the new architect.

                  18. This Agreement, which sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, shall be binding on and inure to the benefit of all parties hereto and their respective successors and permitted assigns and may not be modified or amended orally, but only in a writing signed by all parties hereto. No Escrow Party may assign its rights or obligations under this Agreement to any party.

                  19. The undersigned hereby submit to personal jurisdiction in the State of New York for all matters, if any, which shall arise with respect to this Agreement, and waive any and all rights under the law of any other state or country to object to jurisdiction within the State of New York or to institute a claim of forum non conveniens with respect to any court in the County of New York in the State of New York for the purposes of litigation with respect to this Agreement.

                  20. This Agreement shall be governed by the laws of the State of New York. If any term, condition or provision of this Agreement, or the application thereof to any circumstance or party hereto, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Agreement or the application of such term, condition or provision to any other circumstance or party hereto (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

                  21. This Agreement may be executed in any number of counterparts, each counterpart for all purposes being deemed an original, and all such counterparts shall together constitute only one and the same agreement.

                  22. ShoLodge shall, promptly after the execution and delivery of this Agreement, deliver to Escrowee and Prime a list of the Major Subcontractors, and thereafter ShoLodge shall provide to Escrowee monthly a list of current Major Subcontractors. Escrowee may, for the purposes of this Agreement, be entitled to rely on the list of Major Subcontractors last received by Escrowee.

                  23. ShoLodge hereby grants Prime its power of attorney coupled with interest to execute and deliver any other documents reasonably required in connection with transferring the VA Property and/or the NJ Property as contemplated under this Agreement in the event ShoLodge fails to execute and deliver such other documents reasonably requested either by Prime and/or Escrowee.

                  24. Each of A.F. Petrocelli, Douglas Vicari, Richard Szmanski and Joseph Bernadino, or such other individual identified in a notice to Escrowee signed by one of such individuals, alone, is authorized to sign any notice or document contemplated hereunder on behalf of Prime. Each of Leon Moore, John Buttolph, James M. Grout, Martin Fugardi and Bob Marlowe, or such other individual identified in a notice to Escrowee signed by one of such individuals, alone, is authorized to sign any notice or document contemplated hereunder on behalf of ShoLodge, VA Owner and NJ Owner.

                  25. Escrowee (i) shall not be bound by or charged with knowledge of any document other than this Agreement and (ii) may otherwise do business of any nature with any Escrow Party as if this Agreement had not been executed and delivered. Escrow Parties acknowledge that Escrowee has made no representations or warranties with respect to any matters referred to in the recitals of this Agreement. Each Escrow Party agrees not to encumber the Deposit.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    SHOLODGE, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    DELAWARE INNS, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    VIRGINIA INNS, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    PRIME HOSPITALITY CORP.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    ESCROWEE:

                                    BANKERS TRUST COMPANY

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT J

                            FORM OF OPTION AGREEMENT

                                (to be attached)

                                    EXHIBIT J

                                       TO

                 FIRST AMENDMENT TO SALES AND PURCHASE AGREEMENT

                        FORM OF EXCHANGE OPTION AGREEMENT

                                  by and among

                              VIRGINIA INNS, INC.
                                  as Developer,

                                       and

                           HPT SUITE PROPERTIES TRUST,
                                   as Investor

                           ---------------------------

                                  July 9, 2000

                            EXCHANGE OPTION AGREEMENT


         THIS EXCHANGE OPTION AGREEMENT is made as of July 9, 2000, by and among SHOLODGE, INC, a Tennessee corporation, VIRGINIA INNS, INC., a Tennessee corporation ("Developer") and HPT SUITE PROPERTIES TRUST, a Maryland real estate investment trust ("Investor").

                                   WITNESSETH:

         WHEREAS, simultaneously with the execution and delivery hereof, Investor, Assignor and Assignee are entering into the Consent, pursuant to which, inter alia, as a condition to Investor agreeing to forbear from exercising its rights and remedies with respect to certain breaches under the Lease, Developer has agreed to enter into this Agreement and, at the option of Investor, exchange the Development Assets for the Existing Assets on the terms and conditions hereinafter set forth; and

         WHEREAS, ShoLodge owns, directly or indirectly, all of the outstanding capital stock of Developer and Assignor, and the transactions contemplated by this Agreement are of direct and material benefit to ShoLodge;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Developer Parties and Investor hereby agree as follows:

                                   SECTION 1
                                  DEFINITIONS

         Capitalized terms used in this Agreement shall have the meanings set forth below or in the Section of this Agreement referred to below:

         1.1 "AGREEMENT" shall mean this Exchange Option Agreement, together with Schedules and Exhibits attached hereto, as it and they may be amended from time to time as herein provided.

         1.2 "APPRAISAL" shall mean an original market study report, dated within sixty (60) days prior to the Closing Date, addressed to Investor, prepared by a qualified real estate appraiser reasonably satisfactory to Investor, which market study is otherwise in form and substance reasonably acceptable to Investor.

         1.3 "APPROVED PLANS" shall mean the plans and specifications for the construction of the Project, including, without limitation, installation of curbs, sidewalks, gutters, amenities (e.g., swimming pool), landscaping, utility connections (whether located on or off the site thereof) and all fixtures and equipment necessary for construction, operation and occupancy of the Project, prepared by a qualified licensed architect reasonably acceptable to Investor, as approved by Investor, as such plans and specifications may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement. A schedule of the Approved

Plans or the design development plans upon which the Approved Plans shall be prepared is set forth in Schedule A.

         1.4 "ASSETS" shall mean, with respect to any Hotel, collectively, all of the Real Property, the FF&E, the Contracts, the Documents, the Improvements, the Intangible Property and the Tenant Leases relating to such Hotel.

         1.5 "ASSIGNEE" shall mean Glen Rock Holding Corp. a Delaware corporation, all of whose issued and outstanding stock is owned by Prime.

         1.6 "ASSIGNOR" shall mean Suite Tenant, Inc., a Tennessee corporation, all of whose issued and outstanding stock is owned by ShoLodge.

         1.7 "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in The Commonwealth of Massachusetts or the State of New York are authorized by law or executive action to close.

         1.8      "CLOSING" shall have the meaning given such term in Section 3.

         1.9      "CLOSING DATE" shall have the meaning given such term in
Section 3.

         1.10 "COMPLETION" shall mean the satisfaction of all of the requirements of Section 8.6(h).

         1.11 "COMPLETION DATE" shall mean the date on which Developer gives Investor notice that Completion has occurred, provided that Completion has in fact occurred.

         1.12 "CONSENT" shall mean that certain Consent To Assignment, Fifth Amendment To Lease Agreement And Amendment To Incidental Documents of even date herewith among Assignor, Assignee and Investor.

         1.13 "CONTRACTS" shall mean, with respect to any Property, all hotel licensing agreements and other service contracts, equipment leases, booking agreements and other arrangements or agreements to which any of Developer or Investor, as applicable, is a party affecting the ownership, repair, maintenance, management, leasing or operation of such Property.

         1.14 "DEVELOPER" shall have the meaning given such term in the first paragraph of this Agreement.

         1.15 "DEVELOPER PARTIES" shall mean, collectively, ShoLodge and Developer, jointly and severally.

         1.16 "DEVELOPMENT ASSETS" shall mean the Hotel to be constructed on the Development Property and all other Assets relating to such Hotel.

         1.17 "DEVELOPMENT PROPERTY" shall mean the real property described in Schedule B.

         1.18 "DOCUMENTS" shall mean, with respect to any Property, all books, records and files relating to the leasing, maintenance, management or operation of such Property.

         1.19 "ENVIRONMENTAL REPORTS" shall mean a "Phase I" environmental report of the Project and the Development Assets, certified to the Investor and its successors and assigns, from a firm approved by the Investor with respect to an inspection conducted after substantial completion of the Project but not more than sixty (60) days before the Closing Date, of a scope reasonably satisfactory to Investor and at a minimum in conformity with ASTM Standard E1527 and consistent with the covenants, representations and warranties contained herein.

         1.20     "EVENT OF DEFAULT" shall have the meaning ascribed thereto in
Section 10.1(a).

         1.21 "EXISTING ASSETS" shall mean the Hotel located on the Existing Property and all other Assets relating to such Hotel.

         1.22 "EXISTING PROPERTY" shall mean the real property described in Schedule C.

         1.23 "FF&E" shall mean, with respect to any Property, all appliances, machinery, devices, fixtures, appurtenances, equipment, furniture, furnishings and articles of tangible personal property of every kind and nature whatsoever (other than motor vehicles) owned by Developer or Investor, as applicable, and located in or at, or used in connection with the ownership, operation or maintenance of such Property.

         1.24 "HOTEL" shall mean each hotel now or hereafter located at a Property.

         1.25 "HPT" shall mean Hospitalities Properties Trust, a Maryland real estate investment trust.

         1.26 "IMPROVEMENTS" shall mean, with respect to any Property, all buildings, fixtures, walls, fences, landscaping and other structures and improvements situated on, affixed or appurtenant to Real Property of which such Property forms a part.

         1.27 "INTANGIBLE PROPERTY" shall mean, with respect to any Hotel, all transferable or assignable permits, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, the Contracts, telephone exchange numbers identified with such Hotel held by Developer or Investor, as applicable, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character with respect to such Property held by Developer or Investor, as applicable, except for liquor licenses to the extent held by or transferred to the Tenant.

         1.28 "LEASE" shall mean the Lease Agreement, dated as of November 19, 1997 between Assignor and Investor as amended by two (2) letters dated November 19, 1997, the First Amendment to Lease Agreement, dated as of March 5, 1999, the Second Amendment to Lease Agreement and First Amendment to Incidental Documents, dated as of June 29, 1999, a letter dated June 29, 1999, the Third Amendment to Lease Agreement dated as of March 3, 2000, the Fourth Amendment to Lease Agreement and Amendment to Incidental Documents dated as of

May 11, 2000 and the Consent, as the same may hereafter be amended or modified in accordance with the terms thereof.

         1.29 "OPTION EXPIRATION DATE" shall mean the date that is ten (10) days after the Review Period Expiration Date.

         1.30 "OUTSIDE DATE" shall mean the date that is the later of September 30, 2001 and 15 months after the date hereof; provided, however, to the extent that the Completion is delayed beyond the later of such dates by reason of causes beyond the reasonable control of the Developer Parties, the Outside Date may be extended for up to six-months in the aggregate so long as at all times the Developer Parties are at all times diligently prosecuting Completion by Developer giving notice to Investor of such extension, which notice shall be given as soon as reasonably practicable (but in all events not less than five (5) days after Developer knows that (Completion will be so delayed), which notice shall specify Developer's best estimate of the period of delay, the causes thereof and steps being undertaken to overcome the same, all in reasonable detail.

         1.31 "PERMITTED ENCUMBRANCES" shall mean, with respect to any Property, (a) liens for taxes, assessments and governmental charges with respect to such Property not yet due and payable or due and payable but not yet delinquent; (b) applicable zoning regulations and ordinances provided the same do not prohibit or impair in any material respect use of the Hotel at such Property as an all suites hotel as operated and constructed as of the Closing Date; (c) such other nonmonetary encumbrances as do not, in Investor's reasonable opinion, impair marketability and do not materially interfere with the use of such Property as a fully functioning all suites hotel as currently operated and constructed; (d) UCC Financing Statements which would be permitted pursuant to the terms of Section 21.9 of the Lease; (e) the matters listed on Schedule D hereto with respect to the applicable Property; and (f) such other nonmonetary encumbrances with respect to such Property which are not objected to by Investor in accordance with Sections 2.4 and 2.5.

         1.32 "PRIME" shall mean Prime Hospitality Corp., a Delaware corporation.

         1.33 "PROJECT" shall mean the Hotel and all improvements to be constructed on the Development Property in accordance with the Approved Plans and all other improvements and installations made or to be made on or off of such Property in connection therewith.

         1.34 "PROPERTY" shall mean, either the Development Property or the Existing Property.

         1.35 "REAL PROPERTY" shall mean, with respect to any Property, such Property, together with all easements, rights of way, privileges, licenses and appurtenances which Developer or Investor, as applicable, may own with respect thereto.

         1.36 "REVIEW PERIOD" shall mean the period commencing on the date of this Agreement and expiring on the Review Period Expiration Date.

         1.37 "REVIEW PERIOD EXPIRATION DATE" shall mean the date, that is twenty (20) days after the Completion Date or such later date to which the Review Period Expiration Date may be extended pursuant to Section 2.3.

         1.38     "SHOLODGE" shall mean ShoLodge, Inc., a Tennessee corporation.

         1.39     "SURVEY" shall have the meaning given such term in Section
2.5.

         1.40     "TENANT" shall mean the tenant under the Lease.

         1.41 "TENANT LEASES" shall mean, with respect to any Hotel, all leases, rental agreements or other agreements (other than agreements for letting of rooms or other facilities to hotel guests) (including all amendments or modifications thereto) with Developer or Investor, as applicable, or by which either of them or their property is bound, which entitle any Person to have rights with respect to the use or occupancy of any portion of the Real Property pertaining to such Hotel.

         1.42     "TITLE COMMITMENT" shall have the meaning given such term in
Section 2.4.

         1.43 "TITLE COMPANY" shall mean American Title Company of Dallas, Texas, or such other title insurance company as shall have been selected by Investor and approved by Developer, which approval shall not be unreasonably withheld, delayed or conditioned.

                                   SECTION 2
                          PURCHASE AND SALE; DILIGENCE

         2.1 EXCHANGE. At the option of Investor, Investor shall exchange all of its right, title and interest in and to the Existing Assets for all of Developer's right, title and interest in and to the Development Assets, and Developer shall exchange all of its right, title and interest in and to Development Assets for all of Investor's right, title and interest in and to the Existing Assets, subject to and in accordance with the terms and conditions of this Agreement. The parties intend that such exchange qualify as a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

         2.2 DILIGENCE INSPECTIONS. For the Review Period and, thereafter, until Closing, Developer shall permit Investor and its representatives to inspect the Development Assets (including, without limitation, all roofs, electric, mechanical and structural elements, and HVAC systems therein), to perform due diligence, soil analysis and environmental investigations, to examine the books of account and records of Developer with respect to the Development Assets, including, without limitation, all leases, construction contracts and other agreements affecting the Development Assets, and make copies thereof, at such reasonable times as Investor or its representatives may request by notice to Developer (which notice may be oral). To the extent that, in connection with such investigations, Investor, its agents, representatives or contractors, damages or disturbs any of the Real Property, the Improvements or FF&E located on the Development Property, Investor shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Neither Investor nor any of its agents, representatives or contractors shall have any right whatsoever to alter the condition of the Development Assets, or portion thereof, without the prior written consent of Developer, which consent shall not be unreasonably withheld, delayed or conditioned. In no event shall any such inspection include any drilling into or under the surface of the Development Property, soil sampling, water sampling or similar activities commonly known as a "Phase II environmental study" without the prior written consent of Developer, which consent shall not be unreasonably withheld, delayed or conditioned. In the event that the transactions contemplated by this Agreement are not closed and consummated for any reason, so long as there has occurred no Event of Default and Developer shall have paid to Investor all amounts owed hereunder to Investor, Investor shall, upon Developer's request, deliver to Developer all tests, reports and inspections of the Development Property made and conducted by Investor or for its benefit or any other documents or information Investor has received pursuant to this Agreement. Investor shall indemnify, defend and hold harmless Developer from and against any and all expense, loss or damage which Developer may incur as a result of any act or omission of Investor or its representatives, agents or contractors in connection with such examinations and inspections, other than to the extent that any expense, loss or damage arises from any negligence or misconduct of Developer. The provisions of this Section 2.2 shall survive the termination of this Agreement and the Closing.

         2.3 DEFECTIVE PROPERTIES. (a) In the event that Investor reasonably determines that the Development Assets have structural, environmental or other defects or conditions, Developer agrees to promptly and diligently remedy such defect or condition but in all events not later than the Review Period Expiration Date.

         (b) Developer shall promptly repair or restore prior to the Review Period Expiration Date any damage caused by any casualty or condemnation affecting the Development Property. Investor shall be entitled to any condemnation proceeds recovered in connection with such condemnation in excess of amounts reasonably expended by Developer in connection with any restoration of the Development Property as a result of such condemnation. At the Closing, Developer shall pay such excess to Investor and assign to Investor the right to receive any unpaid amount due by reason of such condemnation. Promptly upon learning of the same, the Developer Parties covenant and agree to provide Investor with prompt written notice of any casualty or condemnation affecting the Development Property.

         (c) Developer shall be entitled to extend the Review Period Expiration Date for up to ninety (90) days in the aggregate if reasonably required for Developer to perform its obligations under this Section 2.3 and Sections 2.4 and 2.5 by giving notice of such extension(s) to Investor not less than ten (10) days prior to the then Review Period Expiration Date, which notice shall specify the new Review Period Expiration Date. Developer shall give to Investor notice of when each such cure, repair, restoration or other corrective work is completed.

         2.4 TITLE MATTERS. (a) On or before the Completion Date, Developer shall obtain from the Title Company and deliver to Investor a preliminary title commitment, for an extended owner's policy of title insurance written on the ALTA Form B (1970), with respect to the Development Property and the Real Property of which it forms a part based on a title search (or update) performed after substantial completion of the Project, together with complete and legible copies of all instruments and documents referred to as exceptions to title (the "Title Commitment").

         (b) Within twenty (20) Business Days after receipt of the Title Commitments, Investor shall give Developer notice of any title exceptions (other than Permitted Encumbrances) which adversely affect such Real Property in any material respect and as to which Investor reasonably objects. Before the Closing Date, Developer shall cure all such exceptions and all exceptions, notice of which is first given to Investor after its receipt of the Title Commitment and before the Closing Date.

         2.5 SURVEY MATTERS. (a) On or before the Completion Date, Developer shall deliver to Investor an ALTA survey with respect to the Development Property and the Real Property of which it forms a part (the "Survey") prepared by a surveyor licensed in the jurisdiction in which such Property is located based upon an inspection of the Development Property made after substantial completion of the Project, which (i) contains an accurate legal description of the Development Property, (ii) shows the exact location, dimension and description (including applicable recording information) of all utilities, easements, encroachments and other physical matters affecting such Property, the number of striped parking spaces located thereon and all applicable building set-back lines, (iii) states whether any part of such Real Property is located within a 100-year flood plain and (iv) includes a certification in the form set forth in Exhibit A, or such other form as may be acceptable to Investor, addressed to Investor, the Title Company and anyone else requested by Investor or designated by Developer.

         (b) Within twenty (20) Business Days after receipt of the Survey together with a notice from the Title Company of the particular exceptions to title it intends to take as a result of matters shown on such Survey, Investor shall give Developer notice of any matters shown thereon (other than Permitted Encumbrances) which adversely affect such Real Property in any material respect and as to which Investor reasonably objects. Developer shall take such actions as may be required to remedy the objectionable matters on or before the Review Period Expiration Date.

         2.6 ENVIRONMENTAL REPORT AND APPRAISAL. On or before the Completion Date, Developer shall deliver an Environmental Report and an Appraisal to Investor.

                                   SECTION 3
                               PURCHASE AND SALE

         CLOSING. The exchange of the Properties shall be consummated at a closing (the "Closing") to be held at the offices of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, or at such other location as the parties may agree, at 10:00 a.m. local time, on a date (the "Closing Date") which is twenty (20) days after Investor gives Developer notice of Investor's election to consummate the within exchange. Investor shall give notice of its election to consummate the within exchange not later than the Option Expiration Date. If Investor fails to give notice of such election on or before the Option Expiration Date, this Agreement shall terminate and be of no further force or effect except as herein expressly provided to the contrary. If this Agreement so terminates, promptly after Developer's request, Investor shall enter into an agreement confirming such termination.

                                   SECTION 4
                   CONDITIONS TO INVESTOR OBLIGATION TO CLOSE

         The obligation of Investor to exchange the Existing Assets for the Development Assets on the Closing Date shall be subject to Investor giving Developer notice of Investor's election to consummate such exchange and the satisfaction of the following conditions precedent on and as of the Closing Date (and the Developer Parties shall cause each of the following conditions to be so satisfied other than those contained in Section 4.5):

         4.1 CLOSING DOCUMENTS. Developer or the Tenant (as applicable) shall have delivered to Investor:

         (a) A good and sufficient limited warranty deed with covenants against grantor's acts, or its local equivalent, in proper statutory form for recording, duly executed and acknowledged by Developer, conveying good and marketable title to the Development Property, the Improvements thereat and the Real Property of which they form a part, free from all liens and encumbrances other than the Permitted Encumbrances, which deed shall be substantially in the form attached hereto as Exhibit B (subject to such changes thereto as are required to conform with local requirements and practices);

         (b) A bill of sale and assignment agreement, in the form attached hereto as Exhibit C, duly executed and acknowledged by Developer, with respect to all of Developer's right, title and interest in, to and under the other Development Assets including, without limitation, the FF&E, the Contracts, the Documents, the Intangible Property and the Tenant Leases with respect to the Development Property;

         (c) An amendment to the Lease in the form attached hereto as Exhibit D , all other documents and sums required to be delivered by the Developer Parties and/or the Tenant pursuant to such amendment and an instrument in recordable form confirming the removal of the Existing Property from Lease;

         (d) Certified copies of all charter documents, applicable corporate resolutions and certificates of incumbency with respect to the Developer Parties and the Tenant;

         (e) Such ratification of the Incidental Documents (as defined in the Lease) as Investor shall reasonably requested;

         (f) Lien and judgment searches with respect to the Developer Parties and Tenant satisfactory to Landlord; and

         (g) Such other conveyance documents, certificates, deeds, affidavits, financing statements and other instruments as Investor or the Title Company may reasonably require or are customary to effectuate the transactions contemplated by this Agreement or the amendment to the Lease.

         4.2 CONDITION OF PROPERTIES. (a) All the Improvements located on the Real Property pertaining to the Development Property shall be in substantially the same physical condition as on the Completion Date, ordinary wear and tear excepted;

         (b) No material default or event which with the giving of notice and/or lapse of time could constitute a material default shall have occurred and be continuing under any material agreement benefiting or affecting the Development Property in any respect;

         (c) No action shall be pending or threatened for the condemnation or taking by power of eminent domain of all or any material portion of the Development Property; and

         (d) All material licenses, permits and other authorizations necessary for the current use, occupancy and operation of the Development Property shall be in full force and effect and appropriately transferred.

         4.3 TITLE POLICIES. The Title Company shall be prepared, subject only to payment of the customary applicable premium and endorsement fees and delivery of all conveyance documents in recordable form, to issue a title insurance policy to Investor, in form and substance reasonably satisfactory to Investor in accordance with Section 2.4, together with such affirmative coverages as Investor may reasonably require and shall have been determined by the Title Company as available prior to the expiration of the Review Period.

         4.4 OPINIONS OF COUNSEL. (a) Investor shall have received one or more written opinions from counsel to the Developer Parties and the Tenant, which counsel shall be reasonably acceptable to Investor, in form and substance reasonably satisfactory to Investor, regarding the organization and authority of the Developer Parties, the Tenant and the other parties to the Incidental Documents, the enforceability of this Agreement, the Lease and the Incidental Documents, and such other matters with respect to the transactions contemplated by this Agreement as Investor may reasonably require.

         (b) Investor shall have received a zoning diligence memorandum from local counsel to Investor, in form and substance reasonably satisfactory to Investor, regarding the compliance of the Development Property with respect to zoning, licensing and such other matters as Investor may reasonably require.

         4.5 MARKET STUDIES. As of the Closing Date, Investor shall have received and approved the Appraisal.

                                   SECTION 5
            CONDITIONS TO THE DEVELOPER PARTIES' OBLIGATION TO CLOSE

         The obligation of Developer to exchange the Development Assets for the Existing Assets on the Closing Date shall be subject to Investor giving Developer notice of Investor's election to consummate the within exchange and the satisfaction of the following conditions precedent on and as of the Closing Date:

         5.1      CLOSING DOCUMENTS. Investor shall have delivered to Developer:

         (a) A good and sufficient New York bargain and sale deed without covenants against grantor's acts, or its local equivalent, in proper statutory form for recording, duly executed and acknowledged by Investor or HPT (as applicable), conveying title to the Existing Property, the Improvements thereat and the Real Property of which they form a part, free from all liens and encumbrances other than the Permitted Encumbrances;

         (b) A bill of sale and assignment agreement (with recourse or representation), in form attached hereto or Exhibit E, duly executed and acknowledged by Investor, with respect to all of Investor's right, title and interest in, to and under the other Existing Assets including, without limitation, the FF&E, the Contracts, the Documents, the Intangible Property and the Tenant Leases with respect to the Existing Property;

         (c) An amendment to the Lease in the form attached hereto as Exhibit D, all other documents and sums required to be delivered by Investor pursuant to such amendment and an instrument in recordable form confirming the removal of the Existing Property from Lease;

         (d) Certified copies of all charter documents, applicable corporate resolutions and certificates of incumbency with respect to Investor; and

         (e) Releases of UCC Financing Statements filed for the benefit of Landlord with respect to the Existing Assets, as Developer shall reasonably request.

         5.2 CONDITION OF EXISTING PROPERTY. (a) All the Improvements located on the Real Property pertaining to the Existing Property shall be in their then condition. In the event of a casualty or condemnation affecting the Existing Assets after the date hereof, Developer shall nevertheless be obligated to consummate the within transaction; provided, however, all condemnation awards and insurance proceeds resulting therefrom actually received by Investor in excess of amounts incurred by Investor to recover such awards or proceeds or to restore or repair the Existing Assets shall be paid to Developer at the Closing.

         5.3 OPINION OF COUNSEL. The Developer Parties shall have received a written opinion from Sullivan & Worcester LLP, counsel to Investor, in form reasonably satisfactory to the Developer Parties, regarding the organization and authority of Investor and such other matters with respect to the transactions contemplated by this Agreement as the Developer Parties may reasonably require.

                                   SECTION 6
               REPRESENTATIONS AND WARRANTIES OF DEVELOPER PARTIES

         To induce Investor to enter into this Agreement, the Developer Parties represent and warrant to Investor as follows:

         6.1 STATUS AND AUTHORITY OF THE DEVELOPER PARTIES. Each of the Developer Parties is a corporation duly organized, validly existing and in corporate good standing under the laws of its state of incorporation, and has all requisite power and authority under the laws of such state and its respective charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Each of the Developer Parties has duly qualified to transact business in each jurisdiction in which the nature of the business conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

         6.2 ACTION OF THE DEVELOPER PARTIES. Each of the Developer Parties has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by any of the Developer Parties on or prior to the Closing Date, such document shall constitute the valid and binding obligation and agreement of such Developer Party, enforceable against such Developer Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

         6.3 NO VIOLATIONS OF AGREEMENTS. Neither the execution, delivery or performance of this Agreement by any of the Developer Parties, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the Development Assets pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which any of the Developer Parties is bound.

         6.4 LITIGATION. None of the Developer Parties has received written notice of and, to each of the Developer Party's knowledge, no action or proceeding is pending or threatened and no investigation looking toward such an action or proceeding has begun, which (a) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, (b) will result in any material adverse change in the business, operation, affairs or condition of any of the Development Assets, (c) will result in or subject any of the Development Assets to a material liability, or (d) involves condemnation or eminent domain proceedings against any material part of any of Development Assets.

         6.5 EXISTING LEASES, AGREEMENTS, ETC. There are no other material agreements affecting any of the Development Assets which will be binding on Investor subsequent to the Closing Date which Investor cannot terminate on thirty (30) days notice without payment of premium or penalty.

         6.6 DISCLOSURE. To each of the Developer Party's knowledge, there is no fact or condition which materially and adversely affects the business or condition of the Development Assets which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to Investor in connection with the transactions contemplated hereby.

         6.7 UTILITIES, ETC. To each of the Developer Party's knowledge, all utilities and services necessary for construction of the Project and the intended use and operation of the Project (including, without limitation, road access, gas, water, electricity and telephone) upon Completion are, and will be, available to the Development Property and are of sufficient capacity. To each of the Developer Party's knowledge, no fact, condition or proceeding exists which would result in the termination or material impairment of the furnishing of such utilities to the Development Property.

         6.8 COMPLIANCE WITH LAW. (a) The Development Assets and the intended use and operation of the Project, upon completion thereof do not, and will not, violate any material federal, state, municipal and other governmental statutes, ordinances, by-laws, rules, regulations or any other legal requirements, including, without limitation, those relating to construction, occupancy, zoning, adequacy of parking, environmental protection, occupational health and safety and fire safety applicable thereto;

         (b) There are presently in effect all material approvals, licenses, permits and other authorizations necessary for the construction of the Project, except for those which are expected to be obtained in the ordinary course of development and which do not involve any discretion on the part of the party granting or issuing the same.

         (c) None of the Developer Parties has received written notice of any threatened request, application, proceeding, plan, study or effort which would materially adversely affect the intended use or zoning of any of the Development Assets or which would modify or realign any adjacent street or highway in a material and adverse way.

         6.9 TAXES. To each of the Developer Party's knowledge, no taxes or special assessments of any kind (special, bond or otherwise) are, are intended to be, or have been levied with respect to any of the Development Assets, other than taxes not yet due and payable or, if due and payable, not yet delinquent.

         6.10 NOT A FOREIGN PERSON. None of the Developer Parties is a "foreign person" within the meaning of Section 1445 of the United States Internal Revenue Code of 1986, as amended, and the treasury regulations promulgated thereunder.

         6.11 HAZARDOUS SUBSTANCES. Except as disclosed in the current environmental report listed in Schedule E annexed hereto and made a part hereof, none of the Developer Parties nor any tenant or other occupant or user of any of the Development Assets, or any portion thereof, has stored or disposed of (or engaged in the business of storing or disposing of) or has released or caused the release of any hazardous waste, contaminants, oil, radioactive or other material on the Development Property, or any portion thereof, the removal of which is required or the maintenance of which is prohibited or penalized by any applicable Federal, state or local statutes, laws, ordinances, rules or regulations; and the Development Property is free from any such hazardous waste, contaminants, oil, radioactive and other materials, except any such materials maintained in accordance with applicable law.

         6.12 INSURANCE. None of the Development Parties has received written notice from any insurance carrier of defects or inadequacies in the Development Assets which, if uncorrected, would result in a termination of insurance coverage or a material increase in the premiums charged therefor.

         6.13 OWNERSHIP OF DEVELOPER. ShoLodge is the sole owner, directly or indirectly, of all of the issued and outstanding beneficial interests in Developer and the transactions contemplated by the Consent and this Agreement are of direct material benefit to ShoLodge.

         6.14 TITLE TO THE DEVELOPMENT ASSETS. Developer has good and marketable title to the Development Assets, free and clear of all liens, claims and encumbrances other than the Permitted Encumbrances.

         6.15 ADJACENT LAND. No Developer Party or any of its affiliates owns any property adjacent to the Development Property which is not being conveyed to Investor pursuant to this Agreement or is not subject to a binding agreement for sale to an unaffiliated third party.

         The representations and warranties made in this Agreement by the Developer Parties shall be continuing and shall be deemed remade by the Developer Parties as of the Closing Date with the same force and effect as if made on, and as of, such date; provided, however, that, the Developer Parties shall have the right, from time to time prior to the Closing Date, to modify the representations and warranties as a result of changes in condition of the Development Property due to no fault on the part of the Developer Parties by notice to Investor. The Developer Parties' liability with respect to all representations and warranties made in this Agreement by the Developer Parties with respect to the Development Assets shall survive the Closing for a period of one (1) year, after which the Developer Parties shall have no liability with respect thereto other than as to any matters for which claims have been asserted prior to the expiration of such one (1) year period.

         Except as otherwise expressly provided in this Agreement or any documents to be delivered pursuant to the terms hereof or thereof, each of Investor and Developer Parties disclaim the making of any representations or warranties, express or implied, regarding the Properties or matters affecting the Properties, including, without limitation, the physical condition of the Properties, title to or the boundaries of the Real Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, and any other information pertaining to the Properties or the market and physical environments in which they are located. Each of the parties hereto further acknowledges (i) that it has entered into this Agreement with the intention of making and relying upon its own investigation or that of third parties with respect to the physical, environmental, economic and legal condition of each Property (except as otherwise expressly provided herein) and (ii) that it is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be delivered to it in connection herewith. Each of the parties further acknowledges that it has not received from or on behalf of the others any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of third party accounting, tax, legal, architectural, engineering, property management and other advisors. Subject to the provisions of this Agreement, the parties shall exchange the Properties in their "as is" condition on the Closing Date.

                                   SECTION 7
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         To induce the Developer Parties to enter in this Agreement, Investor represents and warrants to the Developer Parties as follows:

         7.1 STATUS AND AUTHORITY OF INVESTOR. Investor is a Maryland real estate investment trust duly organized, validly existing and in trust good standing under the laws of the State of Maryland, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Investor has duly qualified and is in good standing as a trust or unincorporated business association in each jurisdiction in which the nature of the business conducted by it requires such qualification, except where the failure to do so could not reasonably be expected to have a material adverse effect.

         7.2 ACTION OF INVESTOR. Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Investor on or prior to the Closing Date such document shall constitute the valid and binding obligation and agreement of Investor, enforceable against Investor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

         7.3 NO VIOLATIONS OF AGREEMENTS. Neither the execution, delivery or performance of this Agreement by Investor, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Investor pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Investor is bound.

         7.4 LITIGATION. No investigation, action or proceeding is pending and, to Investor's knowledge, no action or proceeding is threatened and no investigation looking toward such an action or proceeding has begun, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

         The representations and warranties made in this Agreement by Investor shall be continuing and shall be deemed remade by Investor as of the Closing Date with the same force and effect as if made on, and as of, such date. Investor's liability with respect to all representations and warranties made in this Agreement by Investor shall survive the Closing for a period of one (1) year, after which Investor shall have no liability with respect thereto other than as to any matters for which claims have been asserted prior to the expiration of such one (1) year period.

                                   SECTION 8
                       COVENANTS OF THE DEVELOPER PARTIES

         The Developer Parties hereby covenant with Investor between the date of this Agreement and the Closing Date as follows:

         8.1 COMPLIANCE WITH LAWS, ETC. To comply or to cause compliance in all material respects with (i) all applicable laws, regulations and other requirements from time to time of every governmental body having jurisdiction of the Development Assets, or the construction, use or occupancy of the Improvements now or hereafter forming a part thereof and (ii) all terms, covenants and conditions of all instruments of record and other agreements affecting the Development Assets.

         8.2 APPROVAL OF AGREEMENTS. Except as otherwise authorized by this Agreement or in the ordinary course of business, not to enter into, modify, amend or terminate any agreement with respect to the Development Assets which would encumber or be binding upon such Development Assets from and after the Closing Date without in each instance obtaining the prior written consent of Investor, which consent shall not be unreasonably withheld, delayed or conditioned.

         8.3 NOTICE OF MATERIAL CHANGES OR UNTRUE REPRESENTATIONS. Upon learning of any material change in any condition with respect to any of the Development Assets or of any event or circumstance which makes any representation or warranty of the Developer Parties to Investor under this Agreement untrue or misleading in any material respect, promptly to notify Investor thereof (Investor agreeing, on learning of any such fact or condition, promptly to notify the Developer Parties thereof).

         8.4 OPERATION OF DEVELOPMENT PROPERTY. Upon substantial completion of the Project, to operate it as an AmeriSuites hotel, in a good and businesslike fashion like the other AmeriSuites Hotels operated by Developer and its affiliates and to cause the Project to be maintained in good working order and condition.

         8.5 FINANCIAL INFORMATION. To provide to Investor, promptly upon request at the Developer Parties' sole cost and expense, such audited and unaudited financial and other information and certifications of the Developer Parties with respect to the Developer Parties and the Development Assets as Investor may from time to time reasonably request in order to comply with any applicable securities laws and/or any rules, regulations or requirements of the Securities and Exchange Commission and, if required or requested, to permit Investor to incorporate by reference any information included in filings made by ShoLodge with the Securities and Exchange Commission.

         8.6 CONSTRUCTION OF THE PROJECT. (a) Each addition or modification to the Approved Plans which (together with all other additions or modifications not approved in writing by the

Investor) is material must be approved in writing by Investor, and to the extent required by law, shall be approved by the appropriate governmental authorities. Developer shall not commence any work on any stage or phase of the Project unless all required permits and licenses therefor have been issued or obtained from appropriate governmental authorities. Developer shall timely construct and equip the Project substantially in accordance with the Approved Plans, free and clear of all mechanics' liens, notices of intention to file mechanic's lien, notices of pendency, stop orders or comparable liens or filings and all other liens, encumbrances and security instruments of any nature whatsoever (other than the Permitted Encumbrances).

         (b) The Project shall be constructed and equipped in compliance with all legal requirements.

         (c)      Developer shall obtain and furnish to Investor within thirty
(30) days after the completion of the Project the originals or copies of all certificates of occupancy, or their local equivalent (or in lieu thereof, a letter reasonably satisfactory from the applicable governmental authority to the effect that certificates of occupancy are not issued, or an opinion of counsel reasonably satisfactory to the Investor to such effect), and all other certificates, licenses, consents and other approvals of the governmental authorities which are required for the use and occupancy of the Project.

         (d) Developer shall furnish to the Investor from time to time upon request required lien waivers, receipted bills or other evidence of payment of all costs and expenses incurred in connection with the construction and equipping of the Project and any other costs and expenses relating to the Development Assets.

         (e) Developer shall pay when due all costs and expenses incurred by Developer in connection with the construction of the Project.

         (f) Developer shall make available to Investor, upon request, all shop and related drawings used in connection with the Approved Plans and the construction of the Project at the office and location where the same are kept.

         (g) Developer shall commence construction and equipping of the Project on or before the date that is sixty (60) days after the date hereof (subject to up to 60 days of delay by reason of causes beyond the reasonable control of the Developer Parties) and shall continue with such construction until the Project is completed in accordance with the Approved Plans and the provisions of this Agreement.

         (h) On or prior to the Outside Date, Developer shall deliver to Investor the Survey, Environmental Report and Title Commitment and cause:

                  (i) construction and equipping of the Project to be fully completed in accordance with the Approved Plans (subject to minor immaterial deviations therefrom) and all legal requirements;

                  (ii) a certificate of completion and a valid certificate of occupancy (or local equivalent) to have been obtained from the appropriate governmental authorities and delivered to Investor (or in lieu of one or both thereof, a letter reasonably satisfactory to the Investor from the applicable governmental authority to the effect that certificates of completion and/or certificates of occupancy, as the case may be, are not issued, to have been obtained and delivered to Investor, or an opinion of counsel reasonably satisfactory to the Investor to such effect to be obtained and delivered to the Investor); provided, however, if such certificate of occupancy shall not be permanent Developer shall cause Investor to have received evidence reasonably satisfactory to the Investor that the Project is sufficiently completed for the issuance of a permanent certificate of occupancy and that a permanent certificate of occupancy shall be obtained after the passage of time without the need for any further work;

                  (iii) certificates from the architect who prepared the Approved Plans and Developer to be delivered to the Investor to the effect that all of the work required to be performed to complete the Project (including all so-called "punch-list" items) has been performed in substantial accordance with the Approved Plans and in accordance with all legal requirements and to the satisfaction of such architect, without material defect, and that the Project and the Development Assets are suitable for their intended use and comply with all applicable zoning and land use regulations;

                  (iv) all other approvals of governmental authorities having jurisdiction over the Development Assets to be received, to the extent that any such approval is a condition for the lawful use and occupancy thereof, or necessary or advisable for the operation thereof;

                  (v) all costs relating to the construction and equipping the Project and the Development Assets, to be paid in full, and such instruments as may be required to cause all liens of record and claims of mechanics and materialmen to be waived, bonded or insured by the title policy to be delivered to the Title Company;

                  (vi) [the Project to be opened as a hotel to the general public, under the AmeriSuite flag and with all services provided]; and

                  (vii) the removal of all debris and soil mounds disclosed in the current environmental report listed in Schedule E annexed hereto and made a part hereof and compliance with all recommendations contained therein.

         8.7 INSURANCE. (a) At Developer's expense, Developer shall obtain and maintain policies of insurance in form and in amounts and issued by companies, associations or organizations satisfactory to Investor, licensed to do business in the state where the Development Property is located, covering such casualties, risks, perils, liabilities and other hazards reasonably required by Investor as of the date of this Agreement and such other insurance as Investor shall from time to time reasonably require against such other insurable hazards which at the time are commonly insured against in respect of properties similar to the Development Assets with due regard being given to the size, type, location, construction, use and occupancy of the Development Assets. Without limiting the generality of the foregoing, Developer shall provide the following types of insurance coverage.

                  (i) Insurance against loss or damage to the Development Assets, including, without limitation, risks covered by insurance of the types known as "all risk" in an amount sufficient to prevent the application of co-insurance contributions on loss. The insurance program shall contain "replacement cost" endorsements and shall provide for deductibles not to exceed $25,000;

                  (ii) If any portion of the Development Property is located in an area designated as "flood prone" or as a special flood hazard area (Zone or Zone V) pursuant to the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973 (42 U.S.C. Sections 4001, 4128) or by the Federal Emergency Management Agency and any amendments or supplements thereto or substitutions therefor, flood insurance to the extent required by Investor;

                  (iii) to the extent not covered under Section 8.7(a)(i) and 8.7(a)(ii), difference in conditions coverage (including flood, if the Development Property is located in a flood zone, and earthquake, to the extent available at commercially reasonable rates and to the extent such applicable coverage is customarily obtained for similar properties with similar uses in the vicinity of the Development Property) in an amount reasonably satisfactory to Investor;

                  (iv) Commercial General Liability Insurance in an amount of not less than primary limits of $1,000,000 per occurrence with $2,000,000 aggregate, plus umbrella and/or excess liability limits equal to or greater than $10,000,000 per occurrence with $10,000,000 aggregate (or such higher amount as Investor shall from time to time reasonably require) combined single limit for bodily injury (including death resulting therefrom) and third-party property damage; such insurance shall include premises liability insurance, blanket contractual liability insurance and personal injury liability insurance; such requirement may be satisfied by layering of comprehensive general liability, umbrella and/or excess liability policies, but in no event shall the primary comprehensive general liability policy be written for an amount less than $1,000,000/$2,000,000 (or such higher amount as Investor shall from time to time reasonably require) combined single limit for bodily injury (including death resulting therefrom) and third-party property damage;

                  (v) During the performance of any material construction or renovations, including prior to Completion, broad form Builder's Risk Insurance on an all risk, completed value basis; and

                  (vi) Worker's compensation and employer's liability insurance subject to the statutory limits in respect of any work or other operations on, about or in connection with the Development Property.

         (b) Developer may effect coverage under Section 8.7(a) under a blanket insurance policy reasonably satisfactory to Investor, provided that: (i) any such policy of blanket insurance shall specify therein, or the insurer under such policy shall certify to Investor, (A) the maximum amount of the total insurance afforded by the blanket policy applicable to the Development Assets and (B) any sublimits in such blanket policy applicable to the Development Assets, which amounts shall not be less than the amount required pursuant to
Section 8.7(a); (ii) any such policy of blanket insurance shall comply in all respects with the other provisions of Section 8.7(a); and (iii) the protection afforded under any policy of blanket insurance shall be no less than that which would have been afforded under a separate policy or policies relating only to the Development Assets.

         (c) All insurance maintained by Developer hereunder shall provide that: (i) no cancellation, material change or reduction thereof shall be effective until at least thirty (30) days after receipt by Investor of notice thereof; (ii) all losses shall be payable notwithstanding any act or negligence of Developer or its agents or employees which might, absent such agreement, result in a forfeiture of all or part of such insurance payment and (iii) shall name Investor as an additional insured party and loss payee.

         (d) Developer shall furnish, or cause to be furnished, to Investor, without notice or demand by Investor, not later than ten (10) days prior to the expiration date of each policy required to be maintained by Developer hereunder, an insurance certificate or certificates executed by the insurer or its authorized agent evidencing the insurance maintained under such policy, and reasonably satisfactory to Investor of payment of the premium therefor. As soon as reasonably practicable after the commencement or renewal, as applicable, of the term thereof (but in no event later than ten (10) days after receipt by Developer), Developer shall provide Investor with a copy of any such policy (and endorsements thereto) maintained by Developer verified (if available at no material cost to Developer) to be a true copy by the insurer or its authorized agent.

                                   SECTION 9
                                 APPORTIONMENTS

         9.1 REAL PROPERTY APPORTIONMENTS. Representatives of Investor and the Developer Parties shall perform any and all of the adjustments and apportionments which are appropriate and usual for a transaction of this nature and taking into account the simultaneous execution of the amendment to the Lease contemplated hereby. Without limiting the generality of the foregoing, to the extent that amounts expended from the FF&E Reserve (as defined in the Lease) with respect to the Existing Assets exceeds amounts contributed to such FF&E Reserve attributable to the Existing Assets, the Developer shall transfer by wire transfer of immediately available funds such excess into the FF&E Reserve at the Closing. To the extent that the amounts in the FF&E Reserve attributable to the Existing Assets exceeds the amounts expended from the FF&E Reserve with respect to the Existing Assets, Investor shall authorize the Tenant at the Closing to release such excess to Developer or as the Developer may direct. The adjustments hereunder shall be calculated or paid in an amount based upon a fair and reasonable estimated accounting performed and agreed to by representatives of the Developer Parties and Investor at or prior to the Closing. Subsequent final adjustments and payments shall be made in cash or other immediately available funds as soon as practicable after the Closing Date and in any event within ninety (90) days after such Closing Date, based upon an agreed accounting performed by representatives of the Developer Parties and Investor. In the event the parties have not agreed with respect to the adjustments required to be made pursuant to this Section 9.1 within such ninety-day period, upon application by either party, Ernst & Young LLP or other certified public accountants reasonably acceptable to Investor and the Developer Parties shall determine any such adjustments which have not theretofore been agreed to between the Developer Parties and Investor. The charges of such accountant shall be borne by the Developer Parties.

         9.2 CLOSING COSTS. The Developer Parties shall pay all costs and expenses associated with the transactions contemplated hereby, including, without limitation, recording costs, title insurance premiums, the costs and expenses of preparing engineering and environmental reports, market studies and appraisals and the reasonable costs and expenses of legal counsel retained by Investor.

         The obligations of the parties under this Section 9 shall survive the Closing.

                                   SECTION 10
                                     DEFAULT

         10.1 DEFAULT BY THE DEVELOPER PARTIES. (a) Events of Default. Any of the following shall constitute a default under this Agreement (each, an "Event of Default") on the part of Developer:

                  (i) any representation or warranty of the Developer Parties contained here in or made in connection herewith shall have been or become untrue, incorrect or misleading in any material respect; or

                  (ii) a failure by the Developer Parties to timely perform or observe their obligations (A) under Sections 2.3, 2.4 or
                  2.5 above or (B) which pursuant to the terms hereof are to be performed on or before the Closing Date; or

                  (iii) failure by any of the Developer Parties to perform or observe any of their covenants under this Agreement (other than such failures as are otherwise referred to in this
                  Section 10.1(a)) which failure continues unremedied for thirty
                  (30) days after notice thereof by Investor to Developer requiring the same to be remedied; provided, however, that it shall not be an event of default on the part of Developer if such failure is curable but is not reasonably capable of being cured within such thirty (30) day period provided that the Developer shall have commenced to cure such failure within such 30-day period and thereafter shall diligently pursue such cure to completion, but in no event later than 90 days after the date on which the Developer received such notice from Investor; or

                  (iv) an order (that has not been vacated or stayed within 60 days from the entry thereof) is made for, or the members, directors or the stockholders of Developer, Prime or ShoLodge take any action with regard to, the winding up of any of the Developer Parties, except a winding up for the purpose of a merger, restructuring or contribution, the terms of which have previously been consented to by Investor; or

                  (v) any of the Developer Parties shall commence any action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets; or

                  (vi) any of the Developer Parties shall make a general assignment for the benefit of its creditors; or

                  (vii) there shall be commenced against any of the Developer Parties any action of a nature referred to in clause (v) above which (A) results in the entry of any order for relief or any such adjudication or appointment and (B) remains undismissed, undischarged or unbonded for a period of 120 days; or

                  (viii) there shall be commenced against any of the Developer Parties any action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within 120 days from the entry thereof; or

                  (ix) any of the Developer Parties shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (x) the Completion Date not occurring on or prior to the Outside Date; or

                  (xi) the failure by Developer to consummate the within exchange on the Closing Date as required hereby or to keep and observe the terms of Section 11.6; or

                  (xii) if any survey required or requested by Investor pursuant to the provisions of this Agreement shows any material condition not approved by Investor, and such material condition is not removed on or before the Review Period Expiration Date; or

                  (xiii) if construction of the Project in the reasonable judgment of the Investor is not carried on with reasonable diligence, or if Investor reasonably concludes that the Project cannot be completed by the Outside Date (whether as a result of damage by fire or other casualty or for any other reason) because construction of the Project is suspended for a period of thirty (30) consecutive days or otherwise.

         (b) Upon the occurrence of an Event of Default, Investor may terminate this Agreement and/or Investor may pursue any and all remedies available to it hereunder, under the Lease, under the Incidental Documents, at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief.

         10.2 DEFAULT BY INVESTOR. If Investor shall have made any representation or warranty herein which shall be untrue or misleading in any material respect, or if Investor shall fail to perform any of the covenants and agreements contained herein to be performed by it and such failure shall continue for a period of ten (10) days after notice thereof from the Developer Parties and such default shall continue beyond the expiration of any applicable cure period, the Developer Parties may, as their sole and exclusive remedy at law and in equity, terminate this Agreement.

                                   SECTION 11
                                  MISCELLANEOUS

         11.1 AGREEMENT TO INDEMNIFY. (a) Subject to any express provisions of this Agreement to the contrary, (i) the Developer Parties shall indemnify and hold harmless Investor from and against any and all obligations, claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of (x) events, contractual obligations, acts or omissions of the Developer Parties that occurred in connection with the ownership or operation of the Development Assets prior to the Closing or (y) any damage to property of others or injury to or death of any person or any claims for any debts or obligations occurring on or about or in connection with any of the Development Assets or any portion thereof at any time or times prior to the Closing.

         (b) Whenever either party shall learn through the filing of a claim or the commencement of a proceeding or otherwise of the existence of any liability for which the other party is or may be responsible under this Agreement, the party learning of such liability shall notify the other party promptly and furnish such copies of documents (and make originals thereof available) and such other information as such party may have that may be used or useful in the defense of such claims and shall afford said other party full opportunity to defend the same in the name of such party and shall generally cooperate with said other party in the defense of any such claim.

         (c) The provisions of this Section 11.1 shall survive the Closing and the termination of this Agreement.

         11.2 BROKERAGE COMMISSIONS. Each of the parties hereto represents to the other parties that it dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby. Each party shall indemnify and hold harmless the other and its respective legal representatives, heirs, successors and assigns from and against any loss, liability or expense, including, reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent claiming to have dealt with the indemnifying party. The provisions of this Section 11.2 shall survive the Closing and any termination of this Agreement.

         11.3 PUBLICITY. The parties agree that no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party without the consent of the other parties, which consent shall not be unreasonably withheld, delayed or conditioned, except as required by law or unless such action is taken based on advice of counsel given in good faith. No party, or its employees shall trade in the securities of any parent or affiliate of Developer or of Investor until a public announcement of the transactions contemplated by this Agreement has been made. No party shall record this Agreement or any notice thereof, except as required by law or unless such action is taken based on advice of counsel given in good faith. Notwithstanding the foregoing, at the sole cost and expense of Developer, the parties shall execute a memorandum hereof in recordable form containing such information as Investor shall determine and cause the same to be recorded against the Development Property.

         11.4 NOTICES. (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

         (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

         (c)      All such notices shall be addressed,

         if to the Developer Parties to:

                  ShoLodge, Inc.
                  130 Maple Drive North
                  Hendersonville, Tennessee 37075
                  Attn: Mr. Leon L. Moore
                  Telecopy: (615) 264-1758

         with copies to:

                  Boult Cummings Conners & Berry, PLC
                  414 Union Street, Suite 1600
                  Nashville, Tennessee 37219
                  Attn: Patrick L. Alexander, Esq.
                  Telecopy: (615) 252-6362

                  Prime Hospitality Corp.
                  700 Route 46 East
                  Fairfield, NJ 07007
                  Attention: Mr. Douglas W. Vicari, Senior Vice President
                  Telecopy: (973) 882-7635

                  Prime Law Department
                  700 Route 46 East
                  Fairfield, NJ 07007
                  Attention: Joseph Bernadino, Esq., General Counsel
                  Telecopy: (973) 882-1787

         If to Investor, to:

                  Hospitality Properties Trust
                  400 Centre Street
                  Newton, Massachusetts 02458
                  Attn: Mr. John G. Murray
                  Telecopy: (617) 969-5730

         with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Attn: Sander E. Ash, Esq.
                  Telecopy: (617) 338-2880

         (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         11.5 WAIVERS, ETC. Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party's right at a later time to enforce or require performance of such provision or any other provision hereof. This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

         11.6 ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other parties, except that (a) Investor may assign this Agreement to an affiliate of Investor, (b) after the Closing, Developer may assign its surviving rights, if any, under this Agreement pertaining to the Development Assets to the Tenant and (c) if Prime is not one of the Developer Parties, Developer may assign this Agreement to Prime, provided that upon such assignment becoming effective (i) Prime is the then owner of the Development Property and (ii) Prime shall have (x) assumed all of Developer's obligations hereunder, (y) given notice of such assignment to Investor and (z) entered into such assumption agreements as Investor shall reasonably require. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons. Prior to the Closing, Developer shall not sell, assign, lease or otherwise transfer all or any substantial part of the Development Property unless this Agreement is assigned to the purchaser, assignee, tenant or other transferee in accordance with its terms.

         11.7 SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case. If under any applicable law any option or right provided for under the terms and provisions of this Agreement would (absent the provisions of this Section 11.7) be void, voidable or unenforceable (under the so-called "Rule Against Perpetuities" or any comparable rule of law, statute or constitutional provision) by reason of the fact that, under the other terms and provisions of this Agreement, such option will continue in effect beyond, or might be exercised at a time after the expiration of, a fixed period of years in excess of 21 years (or such other number of years as may be proscribed by such rule of law, statute or constitutional provision) after the date hereof, then, notwithstanding any other provision of this Agreement to the contrary, such option or election shall not continue in effect beyond, and may not be exercised at any time after, (a) the date that is 21 years after the date of death of the last to survive of the living individuals who are members on the date hereof of the law firms of Sullivan & Worcester LLP, Boult Cummings Conners & Berry, PLC and Willkie Farr & Gallagher and the descendants who are living on the date hereof of such individuals or (b) such earlier date after which such option cannot in any lawful manner whatsoever be validly continued in effect or exercised.

         11.8 COUNTERPARTS, ETC. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

         11.9 GOVERNING LAW. (a) This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or
(vii) any combination of the foregoing.

         (b) To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         11.10 PERFORMANCE ON BUSINESS DAYS. In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

         11.11 ATTORNEYS' FEES. If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party's costs and expenses, including reasonable attorneys' fees incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

         11.12 SECTION AND OTHER HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         11.13 NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING THE INVESTOR, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT SUITE PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE INVESTOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE INVESTOR. ALL PERSONS DEALING WITH THE INVESTOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE INVESTOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         11.14 EXECUTION BY SHOLODGE. ShoLodge hereby joins in the making of this Agreement for the purpose of agreeing to be bound hereby and to cause Developer to fully and faithfully perform its obligations hereunder.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the date first above written.

                           DEVELOPER PARTIES:

                           SHOLODGE, INC.


                           By:
                              ---------------------------------
                              Its (Vice) President


                           VIRGINIA INNS, INC.


                           By:
                              ---------------------------------
                              Its (Vice) President


                           INVESTOR:

                           HPT SUITE PROPERTIES TRUST


                           By:
                              ---------------------------------
                              Its (Vice) President

                                   SCHEDULE A

                                 APPROVED PLANS

                                   SCHEDULE B

                              DEVELOPMENT PROPERTY

                                   SCHEDULE C

                                EXISTING PROPERTY

                                   SCHEDULE D

                        ADDITIONAL PERMITTED ENCUMBRANCES
                       WITH RESPECT TO THE EXISTING ASSETS

1.       Zoning regulations and ordinances.

2. Financing statements, chattel mortgages and liens on personalty filed more than five years prior to the Closing Date and not renewed, or filed against property or equipment no longer located at the Existing Property or not owned by Investor.

3. Rights of utility companies to lay, maintain, install and repair pipes, lines, poles, conduits, cable boxes and related equipment on, over and under the Existing Property and the Real Property of which it forms a part.

4. Revocability of lack of right to maintain vaults, coal chutes, excavations or sub-surface equipment beyond the line of the property.

5. Any lien, encumbrance, charge or other matter caused, suffered or permitted by Tenant, Assignor or Assignee (or anyone claiming by, through or under any of them) or resulting from or in connection with breach of the Lease.

6.       Any state of facts which an accurate survey would disclose.

7.       Rights of tenants or persons in possession.

8. Any other matter not caused by Investor's affirmative act after the date hereof.


                        ADDITIONAL PERMITTED ENCUMBRANCES
                    WITH RESPECT TO THE DEVELOPMENT PROPERTY

None.

                                   SCHEDULE E

                          CURRENT ENVIRONMENTAL REPORT

Phase One Environmental Site Assessment Proposed Sumner Suites Hotel Westfields Parcel 21, Lot 3 Chantilly, Virginia by Piedmont Geotechnical, Inc. dated May 6, 1998

                                    EXHIBIT A

                         FORM OF SURVEYOR'S CERTIFICATE

                             SURVEYOR'S CERTIFICATE




TO:      Hospitality Properties Trust
         and its assignees or nominees
         400 Centre Street
         Newton, MA 02458


RE:      Survey Entitled "                                       "
                          ---------------------------------------
         dated                , 2000, prepared by
               ---------------

         The undersigned hereby certifies that the above-referenced survey was prepared from an actual on-the-ground instrument survey of the subject premises; that the same accurately shows the location of the boundaries of the subject premises and the location of all streets, highways, alleys and public ways crossing or abutting said premises; that the dimensions of the improvements and the locations thereof with respect to the boundaries are accurately shown as the same were situated on ______________, 2000; that there are no encroachments by improvements appurtenant to adjoining premises upon the subject premises, nor from the subject premises, unless shown thereon; that all buildings and structures, if any, lie wholly within all applicable building restriction lines, if any, and do not violate any restriction or other recorded agreements set forth in the title insurance commitment for the subject premises dated ____________, 2000, issued to you by _________ Title Insurance Company, Commitment No. _______ (the "Title Policy"); that all easements and rights of way which are appurtenant to or burden the subject premises and (i) are referred to in the Title Commitment or (ii) are apparent from a visual inspection are delineated thereon, and are located other than through the existing building shown hereon; that all parking spaces, if any, are delineated thereon; and that, except as otherwise shown thereon, the subject premises are not located (x) within any flood hazard or flood way area or district as designed by Federal, state or municipal authority or (y) within any area subject to regulation by Federal, state or municipal authority as inland or coastal wetlands, beach, estuary or the like.

         Access to and egress from the subject premises and the improvements and structures thereon to ________ Street, a public way, are provided by the means indicated thereon. Municipal water, storm sewer facilities and telephone, gas and electric services of public utilities are available in the locations indicated thereon.

         The undersigned hereby certifies that the square footage of each parcel delineated on the above-referenced survey is as set forth thereon, that all such parcels are contiguous without any strips, gaps or gores existing between any of said parcels, and that said parcels, when combined, form and create one complete and uninterrupted parcel without any strips, gaps or gores.

         This survey is made in accordance with the "Minimum Standard Detail Requirements for Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1992.

Dated:              , 200
       -------------     --                           --------------------------
                                                      Registered Land Surveyor
                                                                #
                                                      ---------- ---------------

[Surveyor's Seal]

                                    EXHIBIT B

                          FORM OF LIMITED WARRANTY DEED


                                                                   [City, State]

                              SPECIAL WARRANTY DEED

         _________________, a __________ corporation, having a place of business at __________________________, as grantor ("Grantor"),

IN CONSIDERATION OF TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt of which is hereby acknowledged by Grantor, hereby grants, bargains, sells, conveys and confirms to HPT SUITE PROPERTIES TRUST, a Maryland real estate investment trust, having a place of business at 400 Centre Street, Newton, MA 02458, as grantee ("Grantee"), all that certain land and improvements thereon, as more particularly described on Exhibit A attached hereto, subject to all matters of record.

To have and to hold unto Grantee and its assigns and, subject to all matters of record, Grantor warrants and will defend the title to the premises unto Grantee and its assigns, against all persons whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but against none other.

         WITNESS the execution hereof, under seal, as of the ___ day of _____, 200_.

                                                     GRANTOR:

                                                     ---------------------------


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:

SEAL

ATTEST:

By:
   ------------------------------
Name/Title:

STATE OF
         -----------------

COUNTY OF
          ----------------

         On this ____ day of _________, 200_, before me personally appeared ________, to me personally known, who, being duly sworn, did say that he is the
_________ President of ________________, that the seal affixed to this instrument is the seal of such corporation, and that the said instrument was signed and sealed in behalf of such corporation by authority of its Board of Directors, and the said ___________ acknowledged said instrument to be the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal, at my office in ______, __ that day and year first above written.

         My commission as Notary Public will expire on:


                                                      --------------------------
                                                      Notary Public

                   EXHIBIT A TO FORM OF LIMITED WARRANTY DEED

                                  THE PREMISES

                              [See attached copy.]

                                    EXHIBIT C

                   FORM OF BILL OF SALE FOR DEVELOPMENT ASSETS


                                  BILL OF SALE,
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         Reference is made to the Exchange Option Agreement (the "Option Agreement") dated as of July 9, 2000 between ________________________________
(the "Developer") and HPT Suite Properties Trust (the "Investor"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreement.

         FOR AND IN CONSIDERATION of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Developer, in connection with the Developer's conveyance on this date of the Development Assets does do hereby grant, bargain, sell, assign, transfer, deliver and convey unto Investor, all of the Developer's right, title and interest in and to the following described personal property relating to the Development Property (collectively, the "Personal Property"): (a) the FF&E; (b) the Contracts; (c) the Documents; (d) the Improvements; (e) the Intangible Property; and (f) the Tenant Leases owned by the Investor in connection with or relating to the Hotel at the Development Property.

         TO HAVE AND TO HOLD all of the Personal Property unto the Investor, its successors and assigns, forever.

         (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         (ii) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

         (iii) This Agreement shall be governed by and construed in accordance with the laws of the state, commonwealth or district in which the Development Property is located.

         (iv) The Developer hereby represents and warrants to the Investor that the Developer's right, title and interest in and to the Personal Property is free and clear of all liens and encumbrances made by the Developer.

         (v) The Developer shall indemnify and hold harmless the Investor from and against all liabilities, cost, loss and damage arising under and relating to the Personal Property prior to the date hereof.

         (vi) The Investor hereby assumes and agrees to be bound by all of the Developer's liabilities and obligations under and relating to the Personal Property arising after the date hereof and agrees to perform and observe all of the covenants and agreements set forth therein. The Investor shall indemnify and hold harmless the Developer from and against all liabilities, cost, loss and damage arising under and relating to the Personal Property from and after the date hereof.

         (v) THE DECLARATION OF TRUST ESTABLISHING THE INVESTOR, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT SUITE PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE INVESTOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE INVESTOR. ALL PERSONS DEALING WITH THE INVESTOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE INVESTOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

       IN WITNESS WHEREOF, the Developer and the Investor have caused this Agreement to be executed under seal as of the ______ day of __________, 200_.

                                             DEVELOPER:


                                             VIRGINIA INNS, INC.



                                             By:
                                                --------------------------------
                                                      Its (Vice) President


                                             INVESTOR:

                                             HPT SUITE PROPERTIES TRUST


                                             By:
                                                --------------------------------
                                                      Its (Vice) President

                                    EXHIBIT D

                           FORM OF AMENDMENT TO LEASE


                          AMENDMENT TO LEASE AGREEMENT
                      AND AMENDMENT TO INCIDENTAL DOCUMENTS


         THIS _________AMENDMENT TO LEASE AGREEMENT AND AMENDMENT TO INCIDENTAL DOCUMENTS (this "Amendment") is entered into as of _______, 200_, by and between HPT SUITE PROPERTIES TRUST, a Maryland real estate investment trust (the "Landlord") and GLEN ROCK HOLDING CORP., a Delaware corporation (the "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant are parties to the Lease;

         WHEREAS, Landlord and the Developer Parties are parties to the Option, which Option was entered into as a condition to Landlord entering into the Consent;

         WHEREAS, pursuant to the Option, at the Closing thereunder, Landlord and Tenant are to enter into this Amendment (a copy of the form of this Amendment being attached as an Exhibit thereto), and the Developer Parties are to cause Tenant to enter into this Amendment;

         WHEREAS, if there is an Event of Default under the Option the same under certain circumstances would constitute an Event of Default under the Lease;

         WHEREAS, simultaneously herewith the Closing under the Option is taking place; and

         WHEREAS, the parties wish to amend certain terms and conditions of the Lease and Incidental Documents, all as more particularly set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Capitalized terms used in this Agreement shall have the meanings set forth below or in the Section of this Agreement referred to below:

         "AMENDMENT" shall have the meaning ascribed thereto in the first paragraph hereof.

         "ASSIGNOR" shall mean Suite Tenant, Inc., a Tennessee corporation, all of whose issued and outstanding stock is owned by ShoLodge.

         "CONSENT" shall mean that certain Consent To Assignment, Fifth Amendment To Lease Agreement And Amendment To Incidental Documents of even date with the Option among Assignor, Tenant and Landlord.

         "DEVELOPER PARTIES" is a collective reference to Virginia Inns, Inc. and ShoLodge.

         "EXCHANGE PROPERTY" shall mean the real property described in Exhibit A hereto.

         "HPT" shall mean Hospitality Properties Trust, a Maryland real estate investment trust.

         "LEASE" shall mean the Lease Agreement, dated as of November 19, 1997 between Assignor and Landlord as amended by two (2) letters dated November 19, 1997, the First Amendment to Lease Agreement, dated as of March 5, 1999, the Second Amendment to Lease Agreement and First Amendment to Incidental Documents, dated as of June 29, 1999, a letter dated June 29, 1999, the Third Amendment to Lease Agreement dated as of March 3, 2000, the Fourth Amendment to Lease Agreement and Amendment to Incidental Documents dated as of May 11, 2000 and the Consent, as assigned by Assignor to Assignee simultaneously with the execution and delivery of the Consent, as the same may heretofore or hereafter be amended or modified in accordance with the terms thereof.

         "OPTION" shall mean that certain Exchange Option Agreement dated July 9, 2000 among Landlord and the Developer Parties.

         "ORIGINAL PROPERTY" shall have the meaning ascribed to the term "Existing Property" in the Option.

         "PRIME" shall mean Prime Hospitality Corp., a Delaware corporation.

         "SHOLODGE" shall mean ShoLodge, Inc., a Tennessee corporation.

         "TENANT" shall have the meaning ascribed thereto in the first paragraph hereof.

         2. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Lease.

         3. The term "Applicable Percentage" as used in the Lease with respect to the Exchange Property shall mean (a) three percent (3%) with respect to any portion of the current Fiscal Year remaining after the date hereof, (b) four percent (4%) with respect to the next Fiscal Year and (c) five percent (5%) with respect to each Fiscal Year thereafter during the Term.

         4. The term "Base Year" as used in the Lease with respect to the Exchange Property shall mean the twelve (12) months commencing on the earlier of
(a) the first day of the month in which the anniversary of the Hotel at the Exchange Property first opening for business shall occur and (b) January 1, 2003.

         5. The Minimum Rent per Accounting Period due under the Lease is hereby increased by an amount equal to one-twelfth (1/12th) of the Additional Rent due for the Original Property for the 12-month period ending on the date hereof. Such increase shall be effective immediately; provided, however, any Additional Rent paid with respect to the Existing Property for the period commencing on the date hereof and ending upon the expiration of the current Accounting Period shall be applied to such increase and shall be initially based upon the Total

Hotel Sales for the year on which Tenant currently bases its payment of Additional Rent. If there is an overpayment or underpayment of such increase in Minimum, Rent, the same shall be reconciled in the manner provided for reconciliation of Additional Rent under the Lease.

         6. Nothing contained herein shall: (a) reduce or relieve Tenant from its obligations to (i) pay Additional Rent with respect to the Original Property for the period ending on the date hereof, or (ii) provide audited statements of Total Hotel Sales for such Original Property for all periods during the Term ending on the date hereof or (b) reduce Landlord's right to audit such statements.

         7. Exhibit A to the Lease is hereby amended so that from and after the date hereof Exhibit A-_____ of the Lease which contains a description of the Original Property is replaced with Exhibit A hereto.

         8. Exhibit B to the Lease is hereby amended such that the restricted trade area for the Exchange Property shall be five (5) miles.

         9. Exhibit C to the Lease is hereby amended such that the Allocable Rent Per Accounting Period for the Exchange Property shall equal the Minimum Rent per Accounting Period allocated to the Original Property plus the increase in Minimum Rent provided for in Section 4 above.

         10. Notwithstanding anything to the contrary set forth in the Lease, the first Officer's Certificate and audit of the Exchange Property shall not be required until the first April 30 after the Fiscal Year in which this Amendment is executed and delivered.

         11. The Security Agreement is hereby amended so that from and after the date hereof Exhibit A-_____ thereof which contains a description of the Original Property shall be deemed replaced with Exhibit A attached hereto.

         12. Each of the Incidental Documents is hereby amended so that each reference therein to the Lease or any Incidental Document shall mean the Lease and such Incidental Document as amended by this Amendment.

         13. The Tenant and Prime represent and warrant that no Default or Event of Default has occurred and is continuing under the Lease or any other Incidental Document.

         14. As amended hereby the Lease and the Incidental Documents shall remain in full force and effect in accordance with their respective terms and provisions.

         15. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Tenant agrees to reimburse HPT and Landlord for all reasonable fees and expenses, including without limitation, legal fees and expenses, incurred by HPT and Landlord in connection with the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.

                                             HPT SUITE PROPERTIES TRUST


                                             By:
                                                --------------------------------
                                                      Its (Vice) President


                                             GLEN ROCK HOLDING CORP.


                                             By:
                                                --------------------------------
                                                      Its (Vice) President

                                                      [

         PRIME HOSPITALITY CORP. hereby joins in the foregoing to evidence its agreement to be bound by the terms hereof applicable to it.

                                             PRIME HOSPITALITY CORP.


                                             By:
                                                --------------------------------
                                                      Its (Vice) President

                                    EXHIBIT A

                              THE EXCHANGE PROPERTY

                                    EXHIBIT E

                    FORM OF BILL OF SALE FOR EXISTING ASSETS

                                  BILL OF SALE,
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         Reference is made to the Exchange Option (the "Option Agreement") dated July 9, 2000, between ("Developer") and HPT Suite Properties Trust, (the "Investor"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreement.

         FOR AND IN CONSIDERATION of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Investor, in connection with the Investor's conveyance on this date of the Existing Assets does hereby grant, bargain, sell, assign, transfer, deliver and convey unto the Developer, without recourse or representation, all of the Investor's right, title and interest in and to the following described personal property relating to the Existing Assets (collectively, the "Personal Property"): (a) the FF&E; (b) the Contracts; (c) the Documents; (d) the Improvements; (e) the Intangible Property; and (f) the Tenant Leases owned by Investor in connection with or relating to the Hotel at the Existing Property.

         TO HAVE AND TO HOLD all of the Personal Property unto the Developer, its successors and assigns, forever.

         (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         (ii) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

         (iii) This Agreement shall be governed by and construed in accordance with the laws of the state, commonwealth or district in which the Existing Property is located.

         (iv) The Developer hereby assumes and agrees to be bound by all of the Investor's liabilities and obligations under and relating to the Personal Property arising after the date hereof and agrees to perform and observe all of the covenants and agreements set forth therein. The Developer shall indemnify and hold harmless the Investor from and against all liabilities, cost, loss and damage arising under and relating to the Personal Property from and after the date hereof.

         (v) THE DECLARATION OF TRUST ESTABLISHING THE INVESTOR, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT SUITE PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND

THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE INVESTOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE INVESTOR. ALL PERSONS DEALING WITH THE INVESTOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE INVESTOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, the Investor and the Developer have caused this Agreement to be executed under seal as of the ______ day of __________, 200_.

                                             DEVELOPER:


                                             -----------------------------------
                                                      Its (Vice) President

                                             INVESTOR:

                                             HPT SUITE PROPERTIES TRUST

                                             By:
                                                --------------------------------
                                                      Its (Vice) President

                                    EXHIBIT N

                            PURCHASE PRICE ALLOCATION

             Present Value of HPT Lease Guaranty
             Deposit                                              $11,000,000

             less reserve for operating deficits                  $ 9,382,375
                                                                  -----------
             Purchase Price                                       $ 1,617,625

                                    EXHIBIT P

                               MINIMUM ANNUAL RENT

                               Before July 1, 2011



Texas Property                                                       Amount
--------------                                                       ------
Grand Prairie, TX                                                $1,087,572


Houston (Hobby Airport), TX                                         982,812


San Antonio (Crossroads), TX                                        841,860
                                                                 ----------


Total                                                            $2,912,244

                               After June 30, 2011



Texas Property                                                       Amount
--------------                                                       ------

Grand Prairie, TX                                                $1,168,068


Houston (Hobby Airport), TX                                       1,055,556


San Antonio (Crossroads), TX                                        904,176
                                                                 ----------


Total                                                            $3,127,800

                                    EXHIBIT R

                             PRIME DEVELOPMENT SITE

                          (attach legal description of
                            Utica, Michigan property)

                                    EXHIBIT S

                               UNCURED OBJECTIONS

                     See Exhibits to the Indemnity Agreement

                                    EXHIBIT T

                             TEXAS RENT CALCULATION